     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 25, 2003


                                              SECURITIES ACT FILE NO. 333-105069

                                       INVESTMENT COMPANY ACT FILE NO. 811-21342
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                    U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                             ---------------------

                                    FORM N-2


                   (Check appropriate box or boxes)

   [X]    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

   [X]    PRE-EFFECTIVE AMENDMENT NO. 2

   [ ]    POST-EFFECTIVE AMENDMENT

                                AND/OR

   [X]    REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF
          1940

   [X]    AMENDMENT NO. 2


                             ---------------------

              LEHMAN BROTHERS/FIRST TRUST INCOME OPPORTUNITY FUND
        (Exact name of registrant as specified in Declaration of Trust)

                                399 PARK AVENUE
                         NEW YORK, NEW YORK 10022-3902
                    (Address of principal executive offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 526-7000

                             ---------------------

                                JONATHAN MORRIS
              LEHMAN BROTHERS/FIRST TRUST INCOME OPPORTUNITY FUND
                                399 PARK AVENUE
                         NEW YORK, NEW YORK 10022-3902
                    (Name and address of agent for service)

                                   COPIES TO:

                 KENNETH S. GERSTEIN, ESQ.                                     SARAH E. COGAN, ESQ.
                 SCHULTE ROTH & ZABEL LLP                                 SIMPSON THACHER & BARTLETT LLP
                     919 THIRD AVENUE                                          425 LEXINGTON AVENUE
                    NEW YORK, NY 10022                                       NEW YORK, NEW YORK 10017

                             ---------------------

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:  As soon as practicable after the effective date of this registration statement.

    If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box [ ]

    It is proposed that this filing will become effective when declared effective pursuant to Section 8(c) [X]

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                                                                PROPOSED MAXIMUM       PROPOSED MAXIMUM
                                           AMOUNT BEING          OFFERING PRICE       AGGREGATE OFFERING         AMOUNT OF
TITLE OF SECURITIES BEING REGISTERED        REGISTERED              PER UNIT               PRICE(1)         REGISTRATION FEE(2)
---------------------------------------------------------------------------------------------------------------------------------
Shares of Beneficial Interest, no par       4,000,000                $15.00              $60,000,000               $4,854
  value..............................
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------


(1) Estimated solely for the purpose of calculating the registration fee.


(2) $4,854 of which previously has already been paid.


    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                 Subject to Completion dated             , 2003


PROSPECTUS

                                           Shares

              LEHMAN BROTHERS/FIRST TRUST INCOME OPPORTUNITY FUND

                                 Common Shares
                                $15.00 per share
--------------------------------------------------------------------------------

Investment Objective. Lehman Brothers/First Trust Income Opportunity Fund (the "Fund") is a newly organized, diversified, closed-end management investment company. The Fund's investment objective is to seek high total return (income plus capital appreciation). The Fund will pursue its investment objective by investing its assets primarily in high yield debt securities.
                                                        (continued on next page)

             Investing in the Fund's common shares involves risks.
      See "Risk Factors" section beginning on page 29 of this prospectus.

                                                              PER SHARE    TOTAL
                                                              ---------   --------
Public offering price.......................................   $ 15.00    $
Sales load(1)...............................................   $ 0.675    $
Estimated organizational and offering expenses(2)...........   $  0.03    $
Proceeds to the Fund........................................   $14.295    $

---------------


(1) The Fund has agreed to pay the underwriters $0.005 per common share as a partial reimbursement of expenses incurred in connection with the offering. In addition, the Fund, Lehman Brothers Asset Management, and the underwriters, respectively, have agreed to pay First Trust Portfolios L.P., the Fund's distribution and marketing agent and investor servicing agent, additional compensation for its services. See "Underwriting."



(2) The aggregate expenses of the issuance and distribution (other than the sales load) are estimated to be $600,000. Lehman Brothers Asset Management has agreed to pay (i) all of the Fund's organizational expenses and (ii) all offering costs (other than the sales load, but including the $0.005 per common share partial reimbursement of expenses to underwriters) of common shares that exceed $0.03 per common share.


The underwriters may also purchase up to an additional   ,000,000 common shares
at the public offering price, less the sales load, within 45 days from the date of this prospectus to cover over-allotments.


Neither the Securities and Exchange Commission (the "Commission") nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


Lehman Brothers, on behalf of the underwriters, expects to deliver the common
shares on or about           , 2003.
--------------------------------------------------------------------------------

                                LEHMAN BROTHERS


                             FAHNESTOCK & CO. INC.

                              FERRIS, BAKER WATTS
                                  Incorporated

                          FIXED INCOME SECURITIES LLC


                          JANNEY MONTGOMERY SCOTT LLC

                           JEFFERIES & COMPANY, INC.

                              RBC CAPITAL MARKETS

                           SANDS BROTHERS & CO., LTD.
                           STIFEL, NICOLAUS & COMPANY
                                  Incorporated
                           SUNTRUST ROBINSON HUMPHREY
                         WEDBUSH MORGAN SECURITIES INC.

           , 2003.

(continued from previous page)

Investment Program. Under normal market conditions, the Fund will invest at least 80% of its managed assets (net assets, including assets attributable to any outstanding preferred shares, plus the aggregate principal amount of any borrowings) ("Managed Assets") in below investment grade (high yield) debt securities (including corporate loans) of U.S. and foreign issuers. High yield debt securities are rated below investment grade by a nationally recognized statistical rating organization (for example, Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Ratings Services ("S&P") or Fitch Ratings Ltd. ("Fitch")), or are unrated debt securities determined to be of comparable quality by the Fund's sub-adviser. Because the Fund's investments will be concentrated in high yield debt securities, an investment in the Fund will be subject to a high degree of risk. Below investment grade debt securities are commonly referred to as "high yield securities" or "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. They involve greater risk of loss, are subject to greater price volatility and are potentially less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. To the extent not invested in high yield debt securities, the Fund may invest a portion of its assets (normally, not more than 20% of its Managed Assets) in other securities and financial instruments, including investment grade debt securities, equity securities and derivatives. It is anticipated that the Fund will issue preferred shares and borrow money to increase funds available for investment. This practice, which is known as leverage, is speculative and involves significant risks. There can be no assurance that the Fund will achieve its investment objective.


Investment Advisers. Lehman Brothers Asset Management Inc. ("Lehman Brothers Asset Management") will serve as the Fund's investment adviser. Lincoln Capital Fixed Income Management Company, LLC ("Lincoln Capital"), an affiliate of Lehman Brothers Asset Management, will serve as the Fund's sub-adviser. See "Management of the Fund."



No Prior History. Because the Fund is newly organized, it has no operating history and no history of public trading. Shares of closed-end funds frequently trade at prices lower than their net asset values. The risk of loss due to this discount may be greater for investors expecting to sell their shares within a relatively short period after completion of the offering. The common shares have been conditionally approved for listing on the New York Stock Exchange under the symbol "LBC," subject to notice of issuance.



Leverage. The Fund currently intends to leverage its portfolio through the issuance of preferred shares representing approximately 33 1/3% of the Fund's capital immediately after their issuance to increase funds available for investment. The Fund may also obtain additional funds for investment through borrowings, including by borrowing money from banks or other financial institutions, issuing debt securities or entering into reverse repurchase agreements. The Fund will not issue preferred shares or borrow money if, immediately after such issuance or borrowing, total leverage for the Fund exceeds 38% of the Fund's capital. Temporary borrowings in an amount not exceeding 5% of Managed Assets are not subject to this limitation. By issuing preferred shares or borrowing money for investment purposes, the Fund will be engaging in an investment practice known as leverage. Use of preferred shares and borrowings to leverage is a speculative practice and involves significant risks. There can be no assurance that leverage will be used by the Fund or, if used, that it will be successful. Any preferred shares or borrowings will have seniority over the common shares. See "Investment Objective and Principal Investment Strategies -- Leverage."


You should carefully read this prospectus, which contains important information about the Fund, before deciding whether to invest in the Fund's common shares, and retain it for future reference. A statement of additional information, dated
          , 2003, and as it may be supplemented (the "Statement of Additional Information"), containing additional information about the Fund, has been filed with the Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 54 of this prospectus, by calling 1-800-988-5196 or by writing to the Fund. You can review and copy documents the Fund has filed at the Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
Prospectus Summary..........................................     1
Summary of Fund Expenses....................................    16
The Fund....................................................    18
Use of Proceeds.............................................    18
Investment Objective and Principal Investment Strategies....    18
Risk Factors................................................    29
Management of the Fund......................................    36
Dividends and Distributions.................................    39
Automatic Dividend Reinvestment Plan........................    40
Closed-end Fund Structure...................................    41
U.S. Federal Income Tax Matters.............................    42
Net Asset Value.............................................    44
Description of Shares.......................................    45
Certain Provisions of the Declaration of Trust and
  By-laws...................................................    47
Underwriting................................................    49
Custodian, Transfer Agent, Dividend Paying Agent, and
  Registrar.................................................    53
Legal Matters...............................................    53
Independent Auditors........................................    53
Table of Contents for Statement of Additional Information...    54

     You should rely only on the information contained in or incorporated by reference in this prospectus. The Fund has not, and the underwriters have not, authorized anyone to provide you with different or inconsistent information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date of this prospectus, and that the Fund's business, financial condition and prospects may have changed since that date.

     Until           , 2003 (the 25th day after the date of this prospectus),
all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealer's obligation to deliver a prospectus when acting as an underwriter and with respect to their unsold allotments or subscriptions.

                               PROSPECTUS SUMMARY

     This is only a summary. This summary may not contain all of the information you should consider before investing in the common shares of Lehman Brothers/First Trust Income Opportunity Fund. You should review the more detailed information contained elsewhere in this prospectus and in the statement of additional information, especially the information set forth under the heading "Risk Factors."

The Fund......................   Lehman Brothers/First Trust Income Opportunity
                                 Fund (the "Fund") is a newly organized,
                                 diversified, closed-end management investment company. The Fund's principal offices are located at 399 Park Avenue, New York, NY 10022, and its customer service telephone number is 1-800-988-5196.

The Offering..................   The Fund is offering           common shares at
                                 an initial offering price of $15.00 per share.
                                 The common shares are being offered by a group
                                 of underwriters (the "underwriters") led by
                                 Lehman Brothers Inc., acting as the managing
                                 underwriter. You must purchase at least 100
                                 common shares ($1,500) in order to participate
                                 in the offering. The Fund has granted the
                                 underwriters the right to purchase up to an
                                 additional           common shares at the
                                 public offering price, less the sales load, within 45 days from the date of this prospectus to cover over-allotments.


                                 Lehman Brothers Asset Management Inc., the
                                 Fund's investment adviser ("Lehman Brothers
                                 Asset Management"), has agreed to pay (i) all of the Fund's organizational expenses and (ii) all offering costs (other than the sales load) associated with the sale of common shares that exceed $0.03 per common share. See "Underwriting."


Investment Objective..........   The Fund's investment objective is to seek high
                                 total return (income plus capital
                                 appreciation). The Fund will pursue its
                                 investment objective by investing its assets primarily in high yield debt securities. There can be no assurance that the Fund will achieve its investment objective.

Investment Program............   Under normal market conditions, the Fund will
                                 invest at least 80% of its managed assets (net assets, including assets attributable to any outstanding preferred shares, plus the aggregate principal amount of any borrowings)
                                 ("Managed Assets") in below investment grade
                                 (high yield) debt securities (including
                                 corporate loans) of U.S. and foreign issuers.
                                 To the extent not invested in high yield debt securities, the Fund may invest a portion of its assets (normally, not more than 20% of its Managed Assets) in other securities and financial instruments, including investment grade debt securities, equity securities and derivatives.


                                 The Fund will invest primarily in securities of U.S. issuers, but may also invest in securities of foreign issuers. Up to 20% of its Managed Assets may be invested in securities of foreign issuers traded outside of the U.S. In addition, the Fund may invest up to 20% of its Managed Assets in restricted securities and other illiquid investments. These securities and investments may be subject to legal or other restrictions on resale and lack a liquid secondary market. Liquid securities purchased by the Fund may subsequently become illiquid.

                                 It is anticipated that the Fund will issue preferred shares and borrow money to increase funds available for investment. This practice, which is known as leverage, is speculative and involves significant risks.

                                 Securities purchased by the Fund may have fixed or variable principal payments and various types of interest rate and dividend payment and reset terms, including fixed rate, variable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

                                 High Yield Debt Securities. High yield debt securities are rated below investment grade by a nationally recognized statistical rating organization (for example, Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Ratings Services ("S&P") or Fitch Ratings Ltd. ("Fitch")), or are unrated debt securities determined to be of comparable quality by Lincoln Capital Fixed Income Management Company, LLC, the Fund's sub-adviser ("Lincoln Capital"), at the time of purchase. Debt securities rated below investment grade (commonly referred to as "high yield securities" or "junk bonds") are considered speculative with respect to the issuer's capacity to pay interest and repay principal. They involve greater risk of loss, are subject to greater price volatility and are potentially less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

                                 Due to the nature of the high yield debt market, certain investments that, in the judgment of Lincoln Capital are appropriate investments for the Fund may not be immediately available for purchase by the Fund. For this reason, the Fund expects that it may take up to three months following the completion of this offering until the Fund's assets are fully invested in accordance with the Fund's investment objective and policies. During this period, the Fund may invest all or a portion of the proceeds of this offering in U.S. government securities, or high grade short-term or long-term debt obligations.

                                 The Fund will initially attempt to maintain a dollar-weighted average portfolio quality of B to Ba on the Moody's scale or B to BB on the S&P or Fitch scales (or unrated debt securities determined to be of comparable quality by Lincoln Capital). Lincoln Capital anticipates that no more than 20% of Managed Assets will be composed of securities that are rated Caa or lower by Moody's or CCC or lower by S&P or Fitch (or unrated debt securities determined by Lincoln Capital to be of comparable quality), at the time of purchase. Although the Fund may invest in debt securities having a broad range of maturities, the average portfolio maturity of the Fund is expected to be within the intermediate range (2 to 7 years) and will vary over time, based on the judgment of Lehman Brothers Asset Management and Lincoln Capital.

                                 Corporate Loans. The Fund may invest in corporate loans, including various types of direct obligations of corporate borrowers and loan participations. Corporate loans may be of investment grade quality or below investment grade quality, as determined by Lincoln Capital. Corporate loans determined to be below investment grade will be included in the Fund's calculation of its 80% investment in high yield debt securities. Corporate loans in which the Fund may invest will primarily consist of direct obligations of borrowers. The Fund may invest in corporate loans at origination as a co-lender or may acquire loans in the secondary market by purchasing participations in, assignments of or novations of corporate loans. Many corporate loans are secured, although some may be unsecured. Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, such as the prime rate of a specified U.S. bank. Thus, the value of corporate loans held by the Fund may be expected to fluctuate less than the value of fixed rate debt obligations as a result of changes in the interest rate environment. By purchasing a participation interest in a loan, the Fund will acquire some or all of the interest of a bank or other lending institution in a loan to a borrower.

                                 Asset-Backed Securities. The Fund may invest in asset-backed securities, including mortgage-backed securities. These securities entitle the holders to receive payments that depend primarily on the cash flow from, or market value of, a specified pool of financial assets, either fixed or revolving, that by their terms convert into cash within a finite time period, together with rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of the asset-backed securities.

                                 Equity Securities. The Fund may invest in equity securities, including common stocks, preferred stocks, depositary receipts, warrants and rights. Equity securities generally represent an ownership interest in a company or the right to purchase such an interest. Although equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the prices of equity securities held by the Fund.

                                 Convertible Securities. The Fund may invest in bonds and preferred stocks that are convertible into equity securities. The Fund will not invest more than 20% of its Managed Assets in convertible securities. Depending on the relationship of the conversion price of a convertible security to the market value of the underlying equity security into which it may be converted, convertible securities may trade more like equity securities than debt securities.

                                 Preferred Stocks. The Fund may invest in preferred stocks. Shares of preferred stock are equity securities, but they have many characteristics of debt securities, such as a fixed dividend payment rate and a liquidation preference over the issuer's common shares. Because shares of preferred stock are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the debt securities in which the Fund invests.

                                 Structured Securities. The Fund may invest in structured securities. The interest rate or the principal amount payable upon maturity or redemption of those securities may increase or decrease based on reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators ("References") or the relative change in values of two or more References. The terms of the structured securities may provide, in certain circumstances, that no principal is due at maturity and, may result in a complete loss of the Fund's investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Consequently, structured securities may entail a greater degree of risk than other types of fixed income securities.

                                 Real Estate Investment Trusts. The Fund may invest in the securities of real estate investment trusts ("REITs"). REITs are companies that invest primarily in real estate or real estate related loans. REITs are significantly affected by the market for real estate and the financial results of these companies depend on the skills of their management and cash flows.

                                 Derivatives.  The Fund may invest in
                                 derivatives. A derivative is a financial instrument the value of which is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The Fund may purchase and sell derivative instruments such as exchange listed and over-the-counter put and call options on securities, foreign currencies and securities indices. It may also purchase and sell financial futures contracts (and options thereon) and enter into various other types of transactions in derivatives, such as swaps, caps, floors and collars. These transactions may include the use of interest rate swaps (to hedge against adverse changes in interest rates affecting securities held by the Fund, dividends payable on any preferred shares issued by the Fund or interest payable on the Fund's borrowings) and credit default swaps. Credit default swaps are contracts in which one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default by the issuer of that obligation. Although the Fund will not use derivatives as a primary investment technique, it may use derivatives for a variety of purposes, including:

                                 - As a hedge against adverse changes in
                                   securities prices, interest rates or foreign currency exchange rates; and

                                 - As a substitute for purchasing or selling
                                   securities.

Benefits of Investing in the
Fund..........................   The Fund offers investors several potential
                                 benefits. By investing in the Fund, investors can obtain the professional portfolio management services of Lincoln Capital that normally are available only to its institutional clients, including the extensive credit analysis needed to invest in high yield debt securities. An individual investor would not ordinarily be able to create a diversified portfolio of high yield debt securities. In addition, many high yield debt securities may only be purchased in large dollar denominations or by institutional investors. An investment in the Fund also relieves an investor of the burdensome administrative details associated with owning a diversified portfolio of high yield debt securities. Lehman Brothers Asset Management and Lincoln Capital may seek to enhance the Fund's investment return by leveraging its capital structure through the issuance of preferred shares or borrowings. The use of leverage is a speculative practice that involves certain costs, expenses and risks. In addition, the potential benefits of investing in the Fund are partially offset by the Fund's expenses, including the investment advisory fee payable to Lehman Brothers Asset Management. An investment in the Fund will be subject to a high degree of risk. See "Risk Factors."


Leverage......................   Subject to market conditions, approximately one
                                 to three months after the completion of the offering of the common shares, the Fund currently intends to leverage its portfolio through the issuance of preferred shares representing approximately 33 1/3% of the Fund's capital immediately after their issuance to increase funds available for investment. The
                                 Fund may also obtain additional funds for investment through borrowings, including by borrowing money from banks or other financial institutions, issuing debt securities or entering into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a security by the Fund, with an agreement to repurchase the same or substantially similar security at an agreed upon price and date. By issuing preferred shares or borrowing for investment purposes, the Fund will be engaging in an investment practice known as leverage.
                                 The Fund may not be leveraged at all times and the amount of leverage, if any, will vary depending upon a variety of factors, including
                                 Lehman Brothers Asset Management's and Lincoln
                                 Capital's outlook for the high yield debt market and the anticipated costs of leverage.
                                 The Fund also may borrow money to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. The Fund will not issue preferred shares or borrow money if, immediately after such issuance or borrowing, total leverage for the Fund exceeds 38% of the Fund's capital.
                                 Temporary borrowings in an amount not exceeding
                                 5% of Managed Assets are not subject to this limitation. Use of leverage creates an opportunity for the Fund to seek increased net income or capital appreciation. However, there can be no assurance that leverage will be used by the Fund or if used, that it will be successful during any period when it is employed. Use of leverage is a speculative practice and involves significant risks. See
                                 "Risk Factors -- Leverage". Because the Fund will pay a fee to Lehman Brothers Asset
                                 Management that is computed as a percentage of the Fund's Managed Assets, Lehman Brothers

                                 Asset Management's and Lincoln Capital's compensation will be higher if the Fund is leveraged and Lehman Brothers Asset Management and Lincoln Capital will have an incentive to be more aggressive in using leverage.

Interest Rate Transactions....   In connection with the Fund's use of leverage
                                 through its sale of preferred shares or
                                 borrowings, the Fund may enter into interest rate swap or cap transactions for purposes of protecting itself from increasing dividends payable on its preferred shares. Such interest rate swaps involve the Fund's agreement with a counterparty to pay a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a payment at a variable rate that is expected to approximate the dividends or interest rate payable by the Fund on preferred shares or any variable rate borrowings. The payment obligations would be based on the notional amount of the swap.

                                 Interest rate caps are swaps that would entitle the Fund to receive from a counterparty, if a referenced interest rate exceeds a specified rate, payments of the difference based on the notional amount of such cap. The Fund may also use interest rate swaps and caps to hedge its portfolio holdings of debt securities or to protect against increases in the prices of debt securities that Lincoln Capital anticipates purchasing for the Fund. There can be no assurance, however, that the Fund will use interest rate swaps or caps.

                                 A decline in interest rates may result in a decline in the value of the swap or cap, which may result in a decline in the net asset value attributable to common shares. Depending on the state of interest rates in general, the Fund's use of interest rate swaps or caps could enhance or harm the overall performance of the common shares. To the extent that there is a decline in interest rates for maturities equal to the remaining maturity on the Fund's fixed rate payment obligation under the interest rate swap or equal to the remaining term of the interest rate cap, the value of the swap or cap (which initially has a value of zero) could decline, and could result in a decline in the net asset value of the common shares. On the other hand, if such rates were to increase, the value of the swap or cap could increase, and thereby increase the net asset value of the common shares. As interest rate swaps or caps approach their maturity, their positive or negative value due to interest rate changes will approach zero.

                                 Interest rate caps could enhance the
                                 performance of the common shares by providing a ceiling to all or part of the Fund's leverage expense during the terms of the cap. However, interest rate caps could also increase the operating expenses of the Fund and adversely affect the performance of the common shares in the event that the premium paid by the Fund exceeds the additional amounts the Fund would have been required to pay on its preferred shares or borrowings due to increases in short-term interest rates during the term of the cap had it not entered into the cap agreement.

Risks.........................   General.  An investment in the Fund is
                                 speculative and involves a high degree of risk.
                                 Such an investment does not constitute a complete investment program. The net asset value of the Fund may decline and you can lose money by investing in the Fund. See "Risk
                                 Factors."


                                 No Operating History. Because the Fund is newly organized, it has no operating history and no history of public trading.

                                 Credit Risk. Credit risk refers to an issuer's ability to make payments of principal and interest when they are due. Because the Fund will own securities with low credit quality, it will be subject to a high level of credit risk. The credit quality of such securities is considered speculative by rating agencies with respect to the ability of issuers to pay interest and repay principal. Therefore, lower grade securities may experience high default rates, which could mean that the Fund may suffer losses on its investments in these securities, which would adversely affect the Fund's net asset value and its ability to make distributions.

                                 High Yield Debt Securities Risk. Investment in high yield debt securities involves substantial risk of loss. In addition to involving greater credit risk than investment grade obligations, high yield debt securities are more susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield debt securities tend to be very volatile, and these securities are potentially less liquid than investment grade debt securities. High yield debt securities are subject to the following specific risks:

                                 - Increased price sensitivity to a
                                   deteriorating economic environment.

                                 - Greater risk of default because high yield
                                   debt securities are often unsecured and
                                   subordinated to the payment rights of other creditors of issuers.

                                 - Adverse company specific events are more
                                   likely to render an issuer unable to make interest or principal payments and to affect adversely the prices of high yield debt securities.

                                 - If a negative perception of the high yield
                                   debt market develops, the price and liquidity of high yield debt securities may be depressed. This negative perception could last for a significant period of time.

                                 - Adverse changes in economic conditions are
                                   more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than would be the case for an investment grade issuer. The principal amount of high yield debt securities outstanding has proliferated in the past decade as an increasing number of issuers have used these securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity.

                                 - The secondary market for high yield debt
                                   securities may not be as liquid as the
                                   secondary market for more highly rated
                                   securities, a factor which may have an
                                   adverse effect on the Fund's ability to
                                   dispose of a particular security. There are fewer dealers in the market for high yield debt securities than for investment grade securities. The prices quoted by different dealers may vary significantly and the spread between bid and asked prices may be much larger than for higher quality debt obligations. Under adverse market or economic conditions, the secondary market for high yield debt securities could contract further, independent of any specific adverse changes in the condition of particular issuers, and these securities may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell these securities only at prices lower than if they were widely traded. Prices realized on the sale of lower rated debt securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value and the Fund may suffer loses on its investments.

                                 - Recent market conditions have caused demand
                                   for high yield securities to rise. If demand for high yield securities decreases while supply remains constant, the prices of high yield debt securities are likely to decline.

                                 Equity Securities Risk. Investments in equity securities entail substantial risks. The values and prices of equity securities depend on business, economic and other factors affecting those issuers. The values and prices of equity securities may fluctuate substantially, often based on factors unrelated to the value of the issuer of the securities. Although equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in returns.

                                 Leverage Risk. The Fund's use of leverage through the issuance of preferred shares and borrowings, as well as the economic leverage inherent in certain derivatives, including credit default swaps, creates risks for holders of common shares. There is no assurance that the Fund's leveraging strategies will be successful. If the Fund issues preferred shares or borrows money to make additional investments and the income and capital appreciation from those investments exceed the dividends payable on the preferred shares or the costs of borrowing, the Fund's investment return will be greater than if leverage had not been used. However, if the dividends payable on the preferred shares or the costs of borrowing exceed the income and capital appreciation from the additional investments, the Fund would lose money and its investment return will be lower than if leverage had not been used. An increase in interest rates, which would increase the costs of leverage, may be likely because market rates of interest are currently near their lowest levels in recent years. Leverage creates risks which may adversely affect the return for holders of common shares, including:

                                 - the likelihood of greater volatility of the
                                   net asset value and market price of the
                                   Fund's common shares;

                                 - the possibility either that common share
                                   income will fall if the preferred share
                                   dividend rate rises or the Fund's borrowing costs increase, and that common share income will fluctuate because of changes in the preferred share dividend rates or borrowing costs; and

                                 - the possibility that the Fund may need to
                                   sell portfolio securities for other than investment purposes in a manner or at times that may not be advantageous to the Fund.

                                 Because the investment advisory fees received by Lehman Brothers Asset Management and Lincoln Capital are based on the Fund's Managed Assets (which include assets attributable to any outstanding preferred shares and the aggregate principal amount of any borrowings), Lehman Brothers Asset Management and Lincoln Capital have a financial incentive to cause the Fund to use leverage, which creates a conflict between the interests of Lehman Brothers Asset Management and Lincoln Capital and the interests of the holders of the common shares.

                                 Other Risks.  In addition to the risks
                                 discussed above, the Fund's investment program is subject to other significant risks, including:

                                 - Interest Rate Risk.  The value of debt
                                   securities in the Fund's portfolio generally will decline if interest rates rise. Market interest rates are currently near their lowest levels in many years and there is a risk that the net asset value and market price of the Fund's common shares will decline if market interest rates rise. The prices of securities that have longer maturities may fluctuate more than the prices of shorter term securities in response to changes in interest rates. Because the Fund's portfolio maturity is expected to be within the intermediate range (2 to 7 years), the net asset value of the Fund and market price of the Fund's common shares are likely to fluctuate more in response to changes in market rates of interest than if the Fund invested primarily in short-term debt securities.

                                 - Reinvestment Risk.  Income from the Fund's
                                   portfolio will decline if the Fund reinvests the proceeds from debt securities that mature or are called in securities that pay lower rates of interest. A decline in income could adversely affect dividends paid by the Fund and the market price or investment return of common shares.

                                 - Prepayment Risk.  During periods of declining
                                   interest rates, the issuer of a security may exercise its option to repay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

                                 - Variable and Floating Rate Risk.  The Fund
                                   may invest in variable and floating rate securities that provide for adjustment in the interest rate paid on the securities on a periodic basis or when there is a change in a specified reference rate. These interest rate reset features may result in a reduction in the interest payable to the Fund with respect to floating rate and variable rate securities if interest rates fall.

                                 - Management Risk.  The Fund will be subject to
                                   management risk because its investment
                                   portfolio will be actively managed. Lincoln
                                   Capital's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy may or may not prove to be correct.

                                 - Counterparty Risk.  The Fund will be subject
                                   to various risks with respect to
                                   counterparties in connection with certain types of investment transactions, including transactions in certain options and other derivatives (such as interest rate and credit default swaps). If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

                                 Convertible Securities Risk. Convertible securities generally pay lower rates of interest or have lower dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of an issuer's equity securities exceeds the conversion price of the issuer's securities convertible into such equity securities, the convertible securities tend to reflect the market price of the issuer's equity securities. As the market price of the issuer's underlying equity securities decline, the convertible securities tend to trade increasingly on a yield basis and thus may not decline in price to the same extent as the equity securities.

                                 Corporate Loans Risk. The secondary dealer market for corporate loans is not as well developed as the secondary dealer market for high yield debt securities and, therefore, presents increased risks relating to liquidity and pricing. By purchasing a participation interest, the Fund will acquire some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Unlike a direct interest in a loan, ownership of a participation interest typically gives the Fund a contractual relationship only with the lender, and not with the borrower. In such cases, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender that sold the participation and only if the lender receives payment from the borrower. In addition, the Fund may not be able to exercise any remedies that the lender would have under the corporate loan if the Fund buys a participation interest. Participation interests, which represent interests in loans made by a third party, are designed to give corporate loan investors preferential treatment over investors in an issuer's high yield debt securities in the event the credit quality of the issuer deteriorates. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the corporate loan will be repaid in full.

                                 Asset-Backed Securities Risk. The investment characteristics of asset-backed securities (including mortgage-backed securities) differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying loans or other assets generally may be prepaid at any time. Thus, asset-backed securities (including mortgage-backed securities) are subject to prepayment risk (the risk that an the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities) and to extension risk (the risk that an issuer of a security will make principal payments slower than anticipated by the investor) to a greater degree than many other fixed income securities. Because mortgage derivatives and structured securities have embedded leverage features, small changes in interest rates or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

                                 REITs Risk. Investing in REITs involves certain unique risks in addition to those commonly associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers. REITs also are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are exposed to the risk of default by lessees or borrowers. REITs with underlying assets that are concentrated in properties used by a particular industry (such as health care) are also subject to risks associated with that industry. REITs may have limited financial resources and their securities may trade less frequently and in a more limited volume than securities of larger companies.

                                 Market Discount Risk. Shares of closed-end funds frequently trade at prices lower than their net asset values. This is commonly referred to as "trading at a discount." This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Fund's net asset value may decline as a result of investment activities.

                                 Derivatives Risk. The values of derivatives can be volatile. They may also involve embedded leverage. Thus, a small investment in derivatives can result in a significant loss to the Fund. When a derivative instrument is used for hedging purposes, there is a risk that changes in the derivative's value will not correspond to changes in the value of the investments being hedged. In this event, the Fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative or the counterparty to the transaction defaults on its obligation. Certain derivatives may be illiquid and difficult to value.

                                 Interest Rate Transactions Risk. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions.

                                 Market Disruption Risk. The war with Iraq, its aftermath and the reconstruction of Iraq are likely to have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the reconstruction cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, closed some of the U.S. securities markets for a four-day period and the occurrence of similar events in the future cannot be ruled out. The war and reconstruction, terrorism and related geopolitical risks have led, and may in the future lead to, increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. These risks could also adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, credit risk, inflation and other factors that impact the Fund's investment return and net asset value. The Fund cannot predict the effects of similar events in the future on the U.S. economy or on the markets in which the Fund will invest. High yield securities tend to be more volatile than investment grade fixed income securities. Thus, these events and any actions resulting from them may have a greater impact on the prices and volatility of high yield debt securities than on investment grade fixed income securities.

                                 Inflation Risk. Inflation risk is the risk that the value of assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real, or inflation-adjusted, value of the common shares and distributions can decline and dividend payments on the Fund's preferred shares, if any, or interest payments on Fund borrowings, if any, may increase.

                                 Liquidity Risk.  The prices of illiquid
                                 securities tend to be volatile and may not be readily ascertainable. The Fund may not be able to sell illiquid securities when it desires to do so or to sell such securities at prices equal to the values used in calculating the Fund's net asset value. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities traded on national securities exchanges or in the over-the-counter markets. In addition, the Fund may hold restricted securities and may be prohibited from disposing of such illiquid securities for specified periods of time. Restricted securities may sell at prices that are lower than, and may entail registration expenses and other costs that are higher than those for, similar securities that are not subject to restrictions on resale. Similar risks are associated with certain derivatives in which the Fund may invest.

                                 Anti-takeover Provisions.  The Fund's
                                 Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of the Fund's board of trustees (the "Board of Trustees"). These provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. In addition, they create staggered terms of office for the Fund's Trustees (the "Trustees"), impose advance notice requirements for shareholder proposals and super-majority voting requirements for certain transactions with affiliates, open-ending the Fund and for approving a merger, liquidation, asset sale or similar transactions.


                                 Foreign Securities Risks.  Investing in
                                 securities of foreign issuers, including securities of foreign issuers traded in the U.S., can be affected by risk factors generally not thought to be present in the U.S., including, among other things, increased political, economic, regulatory and contractual risks. The prices of securities denominated in foreign currency will fluctuate in response to changes in the value of that currency relative to the U.S. Dollar.



Investment Adviser............   Lehman Brothers Asset Management will be
                                 responsible for developing, implementing and supervising the Fund's investment program and providing certain administrative services to the Fund. It is authorized to retain one or more sub-advisers to provide some or all of these services.


                                 Lehman Brothers Asset Management is a
                                 wholly-owned subsidiary of Lehman Brothers
                                 Holdings Inc., a publicly traded corporation. The Fund will pay Lehman Brothers Asset Management a monthly fee that is computed at the annual rate of 0.60% of the Fund's average daily Managed Assets (the "Management Fee").


Sub-Adviser...................   Lehman Brothers Asset Management has retained
                                 Lincoln Capital, a wholly-owned subsidiary of Lehman Brothers Holdings Inc., to serve as the sub-adviser of the Fund and to manage the Fund's investment portfolio. Lincoln Capital and its predecessors have been providing fixed income investment advisory services since 1981.
                                 Lincoln Capital is a direct, wholly-owned subsidiary of Lehman Brothers Holdings Inc. As of June 1, 2003, Lincoln Capital had approximately $32.9 billion of client assets under management, with approximately $1.3 billion of client assets invested in high yield securities. Lehman Brothers Asset Management
                                 (and not the Fund) compensates Lincoln Capital for its services as sub-adviser.

Distribution and Marketing
Agent.........................   First Trust Portfolios L.P. ("First Trust"),
                                 pursuant to an underwriter participation agreement with the Fund and Lehman Brothers
                                 Asset Management, will serve as the Fund's distribution and marketing agent. First Trust specializes in the wholesale distribution, underwriting, trading and servicing of investment company securities. As the Fund's distribution and marketing agent, First Trust will provide distribution assistance in connection with the sale of the common shares of the Fund. First Trust will also provide after-market support services designed to maintain the visibility of the Fund on an ongoing basis. Although First Trust will not purchase or resell any of the common shares, it may be deemed an "underwriter" for purposes of this offering under the Securities Act of 1933, as amended (the "Securities Act"), and the 1940
                                 Act. For services provided by First Trust as distribution and marketing agent, the underwriters will pay First Trust an upfront one-time fee of $100,000, and Lehman Brothers
                                 Asset Management will pay First Trust an ongoing monthly fee computed at the annual rate of 0.15% of the Fund's average daily Managed
                                 Assets. The sum of the fees payable to First
                                 Trust pursuant to the underwriter participation agreement and the servicing agreement
                                 (described below) and the sales load and expenses paid to the underwriters will not exceed 9% of the aggregate initial offering price of the common shares offered hereby. See
                                 "Underwriting -- Sales Load and Expenses."


Investor Servicing Agent......   First Trust, pursuant to a servicing agreement
                                 with the Fund, will serve as the Fund's
                                 investor servicing agent. In such capacity, First Trust, will be responsible for developing and maintaining a website for the Fund, establishing a dedicated toll-free number and assisting in the review of shareholder materials made available to shareholders to assure compliance with applicable laws, rules, and regulations. In addition, First Trust will assist in the dissemination of the Fund's net asset value, market price and discount, maintain ongoing contact with brokers whose clients hold Fund shares, and will reply to information requests from shareholders. For services provided by First Trust as investor servicing agent, the Fund will pay First Trust a monthly fee computed at the annual rate of 0.05% of the Fund's average daily Managed
                                 Assets.


Listing.......................   Currently, there is no public market for the
                                 Fund's common shares. The common shares have been conditionally approved for listing on the New York Stock Exchange under the symbol "LBC," subject to notice of issuance.


Custodian, Transfer Agent,
Registrar,
Dividend Paying Agent, and
Administrator.................   Investors Bank & Trust Company ("Investors
                                 Bank") will serve as the Fund's custodian and transfer agent. Investors Bank will also serve as the Fund's registrar and dividend paying agent and will provide certain administrative services to the Fund. The Fund will pay
                                 Investors Bank a monthly fee for its services that will be computed at an annual rate of 0.10% of the Fund's average daily Managed
                                 Assets, with lower percentage rates applicable to Managed Assets in excess of $300 million or if greater, an annual minimum fee of $200,000.
                                 The Fund will also pay certain expenses and charges of Investors Bank.

Market Price of Common
Shares........................   Common shares of closed-end investment
                                 companies frequently trade at prices lower than their net asset value. Common shares of closed-end investment companies like the Fund that invest primarily in high yield debt securities have traded during some periods at prices higher than their net asset values and have traded during other periods at prices lower than their net asset values. The Fund cannot predict whether its common shares will trade at a price higher than, lower than, or equal to the Fund's net asset value. The Fund's net asset value will be reduced immediately following the offering by the amount of the sales load and the amount of the organizational expenses and offering costs paid by the Fund.
                                 See "Use of Proceeds."



                                 The market price of the Fund's common shares will be affected by changes in the Fund's net assets, and also may be affected by such factors as the Fund's use of leverage, dividend stability, portfolio credit quality, liquidity, market supply and demand, dividends paid by the Fund (which will be affected by Fund expenses), call protection for portfolio securities and interest rate movements. See "Investment Objective and Principal Investment Strategies," "Risk Factors" and "Description of Shares." The Fund's common shares are designed primarily for long-term investors, and you should not purchase common shares if you intend to sell them shortly after purchase.


Taxation......................   The Fund intends to elect to be treated and to
                                 qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends each year to distribute substantially all of its investment company taxable income and net capital gains to its shareholders. Therefore, it is not expected that the Fund will be subject to Federal income tax. The Fund is actively managed and the Fund's investment strategies may be employed without regard to the tax consequences of its transactions to shareholders. See "U.S. Federal Income Tax
                                 Matters" and also "U.S. Federal Income Tax
                                 Matters" in the Fund's Statement of Additional
                                 Information.

Distributions.................   The Fund intends to distribute to holders of
                                 common shares all or a portion of its net investment income monthly and net realized capital gains, if any, at least annually. The
                                 Fund is not required to maintain a stable level of distributions to shareholders. The Fund expects that it will declare its initial monthly distribution within approximately 45 days and commence paying dividends within 90 days after the date of this prospectus.


                                 Dividend and capital gains distributions generally will be reinvested in additional common shares of the Fund pursuant to the Fund's Automatic Dividend Reinvestment Plan, unless a shareholder elects in writing to receive distributions in cash. See "Automatic Dividend Reinvestment Plan."

                            SUMMARY OF FUND EXPENSES


     The purpose of the following tables is to help you understand the fees and expenses you will bear, directly and indirectly, as an investor in the Fund's common shares. It assumes the use of leverage through the issuance of preferred shares in an amount equal to 33 1/3% of the Fund's capital immediately after their issuance. Footnote 3 to the table shows the Fund's estimated expenses as a percentage of net assets attributable to common shares, but assumes that no preferred shares are issued (which will be the case prior to the Fund's expected issuance of preferred shares).



Shareholder Transaction Expenses:
  Sales Load (as a percentage of offering
     price)......................................                        4.50%
  Offering Expenses Borne by the Fund (as a
     percentage of offering price)...............                        0.20%(1)
  Dividend Reinvestment Plan Fees................                        None(2)



                                                       PERCENTAGE OF NET ASSETS ATTRIBUTABLE TO
                                                         COMMON SHARES (ASSUMING THE ISSUANCE
                                                               OF PREFERRED SHARES)(3)
                                                       ----------------------------------------
Annual Expenses:
  Management Fee.....................................                      0.90%
  Other Expenses.....................................                      0.56%(4)
  Total Annual Expenses..............................                      1.46%


---------------


(1) The Fund will bear offering costs in connection with the offering of common shares in an amount up to $0.03 per common share. Lehman Brothers Asset Management has agreed to pay (i) all of the Fund's organizational expenses and (ii) all offering costs (other than the sales load) that exceed $0.03 per common share (0.20% of the offering price).


(2) A shareholder that directs the plan agent to sell shares held in a dividend reinvestment account will pay brokerage charges.

(3) The table presented in this footnote estimates what the Fund's annual expenses would be as a percentage of the Fund's net assets attributable to common shares, but unlike the table above, assumes that no preferred shares are issued. This will be the case prior to the Fund's expected issuance of preferred shares. Based on these assumptions, the Fund's expenses are estimated as follows:


                                               PERCENTAGE OF NET ASSETS ATTRIBUTABLE TO
                                                 COMMON SHARES (ASSUMING NO PREFERRED
                                                  SHARES ARE ISSUED OR OUTSTANDING)
                                               ----------------------------------------
Annual Expenses:
  Management Fee............................                      0.60%
  Other Expenses............................                      0.36%
  Total Annual Expenses.....................                      0.96%(4)



(4) If the Fund issues preferred shares, costs of that offering, estimated to be approximately 1.07% of the total dollar amount of the preferred share offering (including applicable sales load), will effectively be borne by the common shareholders and result in the reduction of the net asset value of the common shares. Assuming the issuance of preferred shares in an amount equal to 33 1/3% of the Fund's capital (immediately after their issuance), those offering costs are estimated to be approximately $0.08 per common share (0.54% of the estimated proceeds from the Fund's common share offering, after deducting offering costs). These offering costs are not included among the expenses shown in the table.


     The percentages set forth under "Other Expenses" in the tables above are based upon estimates for the Fund's first year of operation and assume that the Fund issues 13,333,334 common shares. If the Fund issues fewer common shares, all other things being equal, "Other Expenses" and "Total Annual Expenses" as a percentage of net assets will be higher. For additional information about the Fund's expenses, see "Management of the Fund."


     The following example illustrates the expenses that you would pay on a $1,000 investment in common shares (including the sales load of $45.00, estimated offering expenses of this offering of $2.00 and the estimated offering costs of the preferred shares, assuming the Fund issues preferred shares representing 33 1/3% of the Fund's capital (immediately after their issuance), of $5.38) for the periods shown, assuming: (1) Total Annual Expenses as estimated in the previous table and (2) a 5% annual return:*


                                                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                      ------   -------   -------   --------
Total Expenses Incurred.............................   $63       $93      $125       $200


---------------

* THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN. The example assumes that the estimated "Other Expenses" set forth in the fee table is accurate and that all dividends and distributions are reinvested at net asset value. It also reflects the fact that organizational expenses will be incurred only during the first year of operations. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

                                    THE FUND

     The Fund is a newly organized, diversified, closed-end management investment company. The Fund was organized as a statutory trust under the laws of the state of Delaware on April 8, 2003, and has registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Because the Fund is newly organized, it has no operating history and no history of public trading. The Fund's principal offices are located at 399 Park Avenue, New York, NY 10022, and its customer service telephone number is 1-800-988-5196.

     Lehman Brothers Asset Management Inc. ("Lehman Brothers Asset Management") will be the Fund's investment adviser and Lincoln Capital Fixed Income Management Company, LLC ("Lincoln Capital") will be the Fund's sub-adviser.

                                USE OF PROCEEDS


     The net proceeds of this offering will be approximately $          (or
approximately $          assuming the underwriters exercise the over-allotment
option in full) after payment of offering costs estimated to be approximately
$          and the deduction of the sales load. Lehman Brothers Asset Management has agreed to pay (i) all of the Fund's organizational expenses and (ii) all offering costs (other than the sales load) associated with the sale of common shares that exceed $0.03 per common share.



     The Fund will invest the net proceeds of this offering in accordance with its investment objective and policies as stated below. However, due to the nature of the high yield debt market, certain investments that, in the judgment of Lincoln Capital, are appropriate investments for the Fund may not be immediately available for purchase by the Fund. For this reason, the Fund expects that it may take up to three months following the completion of this offering until the Fund's assets are fully invested in accordance with the Fund's investment objective and policies. During this period, the Fund may invest all or a portion of the proceeds of this offering in U.S. government securities, or high grade short-term or long-term debt obligations. See "Investment Objective and Principal Investment Strategies."


            INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE

     The Fund's investment objective is to seek high total return (income plus capital appreciation). The Fund's investment objective is a fundamental policy and may not be changed without the approval of a majority of the outstanding voting securities (as defined by the 1940 Act) of the Fund. There can be no assurance that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund will pursue its investment objective by investing its assets primarily in high yield debt securities. Under normal market conditions, the Fund will invest at least 80% of its managed assets (net assets, including assets attributable to any outstanding preferred shares, plus the aggregate principal amount of any borrowings) ("Managed Assets") in below investment grade (high yield) debt securities (including corporate loans) of U.S. and foreign issuers. To the extent not invested in high yield debt securities, the Fund may invest a portion of its assets (normally, not more than 20% of its Managed Assets) in other securities and financial instruments, including investment grade debt securities, equity securities and derivatives.


     The Fund will invest primarily in securities of U.S. issuers, but may also invest in securities of foreign issuers. Up to 20% of its Managed Assets may be invested in securities of foreign issuers traded outside of the U.S. In addition, the Fund may invest up to 20% of its Managed Assets in restricted securities and other illiquid investments. These securities and investments may be subject to legal or other restrictions on resale and lack a liquid secondary market. Liquid securities purchased by the Fund may subsequently become illiquid.

     It is anticipated that the Fund will issue preferred shares and borrow money to increase funds available for investment. This practice, which is known as leverage, is speculative and involves significant risks. See "Investment Objective and Principal Investment Strategies -- Leverage" and "Risk
Factors -- Leverage Risk."


     Securities purchased by the Fund may have fixed or variable principal payments and various types of interest rate, and dividend payment and reset terms, including fixed rate, variable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features.


     An investment in the Fund may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. See "Risk Factors."


     High Yield Debt Securities. High yield debt securities are rated below investment grade by a nationally recognized statistical rating organization (for example, Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Ratings Services ("S&P") or Fitch Ratings Ltd. ("Fitch")), or are unrated debt securities determined to be of comparable quality by Lincoln Capital, at the time of purchase. Debt securities rated below investment grade are commonly referred to as "high yield securities" or "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. They involve greater risk of loss, are subject to greater price volatility and are potentially less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. For purposes of the Fund's investment policies relating to credit quality, if a security receives different ratings from two or more nationally recognized securities rating organizations, the Fund will use the rating chosen by Lincoln Capital as most representative of the security's credit quality.

     The Fund will initially attempt to maintain a dollar-weighted average portfolio rating of B to Ba on the Moody's scale or B to BB on the S&P or Fitch scales (or unrated debt securities determined to be of comparable quality by Lincoln Capital). Lincoln Capital anticipates that no more than 20% of Managed Assets will be composed of securities that are rated Caa or lower by Moody's or CCC or lower by S&P or Fitch (or unrated debt securities determined by Lincoln Capital to be of comparable quality), at the time of purchase. Although the Fund may invest in debt securities having a broad range of maturities, the average portfolio maturity of the Fund is expected to be within the intermediate range (2 to 7 years) and will vary over time, based on the judgment of Lehman Brothers Asset Management and Lincoln Capital.

     Corporate Loans. The Fund may invest in corporate loans, including various types of direct obligations of corporate borrowers and loan participations. Corporate loans may be of investment grade quality or below investment grade quality, as determined by Lincoln Capital. Corporate loans determined to be below investment grade will be included in the Fund's calculation of its 80% investment in high yield securities. Corporate loans in which the Fund may invest will primarily consist of direct obligations of borrowers. The Fund may invest in corporate loans at origination as a co-lender or may acquire loans in the secondary market by purchasing participations in, assignments of or novations of corporate loans. Many corporate loans are secured, although some may be unsecured. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would fully satisfy the corporate borrower's obligation, or that the collateral can be liquidated. Like debt securities, corporate loans involve a risk of loss in case of default or insolvency of the borrower. However, they may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in corporate loans are not regulated by federal securities laws or the Commission.

     As in the case of other high yield investments, corporate loans may be rated in the lower rating categories of the established rating services (Ba or lower by Moody's or BB or lower by S&P or Fitch), or may be unrated investments determined by Lincoln Capital to be of comparable credit quality. Lower rated corporate loans can be expected to provide higher yields than lower yielding, higher rated fixed income securities, but may be subject to greater risk of loss of principal and income. There are, however, some significant differences between corporate loans and high yield bonds. Corporate loans are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of corporate loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower's bondholders. These arrangements are designed to give corporate loan investors preferential treatment over high yield investors in the event of a deterioration in the credit quality of the borrower. Even when these arrangements exist, however, there can be no assurance that the borrowers will repay principal or pay interest in full. Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, such as the prime rate of a U.S. bank. Thus, the value of corporate loans held by the Fund may be expected to fluctuate less than the value of fixed rate, debt obligations as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for corporate loans is not as well developed as the secondary dealer market for high yield debt securities and, therefore, presents increased risk relating to liquidity and pricing. By purchasing a participation interest in a loan, the fund will acquire some or all of the interest of a bank or other lending institution in a loan to a borrower.

     Asset-Backed Securities. The Fund may invest in asset-backed securities, including mortgage-backed securities. These securities entitle the holders to receive payments that depend primarily on the cash flow from, or market value of, a specified pool of financial assets, either fixed or revolving, that by their terms convert into cash within a finite time period, together with rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of the asset-backed securities. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support or enhancement provided.

     The underlying financial assets (such as loans) may be subject to prepayments which shorten the securities' weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement.

     Equity Securities. The Fund may invest in equity securities, including common stocks, preferred stocks, depositary receipts, warrants and rights. Equity securities generally represent an ownership interest in a company or the right to purchase such an interest. Although equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the prices of equity securities held by the Fund.

     Convertible Securities. The Fund may invest in bonds and preferred stocks that are convertible into equity securities. The Fund will not invest more than 20% of its Managed Assets in convertible securities. Depending on the relationship of the conversion price of a convertible security to the market value of the underlying equity security into which it may be converted, convertible securities may trade more like equity securities than debt securities.

     Preferred Stocks. The Fund may invest in preferred stocks. Shares of preferred stock are equity securities, but they have many characteristics of debt securities, such as a fixed dividend payment rate and a liquidation preference over the issuer's common shares. Because shares of preferred stock are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the debt securities in which the Fund invests.

     Structured Securities. The Fund may invest in structured securities. The interest rate or the principal amount payable upon the maturity or redemption of those securities may increase or decrease based reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators ("References") or the relative change in values of two or more References. The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and, therefore, may result in a complete loss of the Fund's investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Consequently, structured securities may entail a greater degree of risk than other types of fixed income securities.

     Real Estate Investment Trusts. The Fund may invest in real estate investment trusts ("REITs"). REITs are companies that primarily invest in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rent. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs. REITs are significantly affected by the market for real estate and the financial results of these companies depend on their management skills and cash flows.

     Derivatives. The Fund may invest in derivatives. A derivative is a financial instrument the value of which is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The Fund may, but is not required to, use various types of derivatives as a hedge against adverse changes in securities prices, interest rates or foreign currency exchange rates; or as a substitute for purchasing or selling securities. Use of derivatives is generally accepted as an appropriate portfolio management practice. These instruments are regularly used by many mutual funds and other institutional investors. Although Lincoln Capital may use derivatives to further the Fund's investment objective, no assurance can be given that it will be successful or that this result will be achieved.


     The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, foreign currencies and securities indices. It may also purchase and sell financial futures contracts (and options thereon) and enter into various other types of transactions in derivatives, such as swaps, caps, floors or collars. These transactions may include the use of interest rate swaps (to hedge against adverse changes in interest rates affecting securities held by the Fund, dividends payable on any preferred shares issued by the Fund or interest payable on the Fund's borrowings) and credit default swaps. The Fund also may purchase derivative instruments that combine features of these instruments. The Fund generally intends to use derivatives as a portfolio management or hedging technique in seeking: to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio; to facilitate the sale of certain securities for investment purposes; to manage the effective interest rate exposure of the Fund or the effective maturity or duration of the Fund's portfolio; or to establish positions in the derivatives markets as a substitute for purchasing or selling particular securities. These transactions may include the use of derivatives, such as interest rate swaps, to hedge against adverse changes in interest rates affecting dividends payable on any preferred shares issued by the Fund or payable on borrowings by the Fund. See "Investment Objective and Principal Investment Strategies -- Interest Rate Transactions."


     Derivatives have risks, including risks arising from the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and the possible illiquidity of positions. Furthermore, the ability to use derivatives successfully depends on Lincoln Capital's ability to predict pertinent market movements, which cannot be assured. The use of derivatives may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or at prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may require that the Fund hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives are not otherwise available to the Fund for investment purposes. The Fund may invest up to 10% of its Managed Assets in credit default swaps, as measured by the notional amounts of the swaps. The Fund will segregate assets in the form of cash and cash equivalents in an amount equal to the Fund's aggregate exposure under the credit default swaps of which it is the seller, marked to market on a daily basis. The Fund will not enter into a credit default swap in which it is the seller if, as a result, the notional amount of all such swaps would exceed 10% of the Fund's Managed Assets. Credit default swaps are contracts in which one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default by the issuer of that obligation. The Fund's obligation as the seller of a credit default swap will be subject to the leverage limitations of the 1940 Act, and which are discussed in "Investment Objective and Principal Investment Strategies -- Leverage," unless the Fund segregates assets in the form of cash or liquid investments in an amount marked to market on a daily basis equal to its obligation under the swap. Lincoln Capital currently considers credit default swaps to be illiquid.

     A more detailed discussion of derivatives and their risks is contained in the Fund's statement of additional information (the "Statement of Additional Information").

     U.S. Government Securities. U.S. government securities in which the Fund may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the Federal National Mortgage Association; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, they may be regarded as illiquid.

     Other Investment Companies. The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and are permissible under the 1940 Act (or any or rule, order or other relief thereunder). These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company.

     The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including management, advisory and other fees. These expenses are in addition to the direct expenses of the Fund's own operations.

     Defensive and Temporary Investments. When changing economic conditions and other factors cause the yield difference between lower rated debt securities and higher rated debt securities to narrow, the Fund may purchase higher rated debt instruments (and invest less than 80% of its Managed Assets in high yield debt securities) if Lincoln Capital believes that the risk of loss of income and principal may be reduced substantially with only a relatively small reduction in yield. In addition, for temporary defensive purposes during periods of unusual market or economic conditions, the Fund may invest up to 100% of its Managed Assets in securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, certificates of deposit, bankers' acceptances and other bank obligations, commercial paper rated in the highest category by a nationally recognized statistical rating organization or other high quality fixed income securities deemed by Lincoln Capital to be consistent with a defensive posture, or in shares of money market funds, or may hold cash. The yield on these investments may be lower than the yield on lower rated debt securities. Subject to obtaining an order from the Commission, the Fund may purchase shares of money market funds that are advised by Lehman Brothers Asset Management or one of its affiliates.


     Repurchase Agreements. The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Fund's purchase price, with the difference being income to the Fund. Under policies adopted by the Fund's board of trustees (the "Board of Trustees"), Lincoln Capital reviews and monitors the creditworthiness of institutions that enter into repurchase agreements with the Fund. The counterparty's obligation under a repurchase agreement are collateralized with U.S. Treasury or agency obligations with a market value of not less than 100% of the obligation, valued daily. Collateral is held by the Fund's custodian for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before its repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If a court characterizes the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction.


     Lending of Portfolio Securities. In order to earn additional income, the Fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by Lincoln Capital to be creditworthy under agreements which require that the loans be secured continuously by collateral consisting of cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of any increase and the detriment of any decrease in the market value of the securities loaned and will also earn income by investing cash collateral. The Fund will not have the right to vote any securities having voting rights during the existence of the loan, but will call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

     As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund may lend portfolio securities only to firms that have been approved by Lincoln Capital under procedures adopted by the Board of Trustees. Lincoln Capital will monitor the creditworthiness of approved borrowers. At no time will the value of the securities loaned exceed 33 1/3% of the value of the Fund's Managed Assets. Pursuant to an exemptive order issued by the Commission, the Fund may lend portfolio securities, subject to certain limits and prohibitions, to an entity that is an "affiliated person" (as that term is defined by the 1940 Act, and the rules thereunder) of the Fund.

     Portfolio Turnover. It is the policy of the Fund not to engage in trading for short-term profits, although portfolio turnover is not considered a limiting factor in the execution of investment decisions for the Fund.

BENEFITS OF INVESTING IN THE FUND

     The Fund offers investors several potential benefits. By investing in the Fund, investors can obtain the professional portfolio management services of Lincoln Capital that normally are available only to its institutional clients, including the extensive credit analysis needed to invest in high yield debt securities. An individual investor would not ordinarily be able to create a diversified portfolio of high yield debt securities. In addition, many high yield debt securities may only be purchased in large dollar denominations or by institutional investors. An investment in the Fund also relieves an investor of the burdensome administrative details involved in owning a diversified portfolio of high yield debt securities. Lehman Brothers Asset Management and Lincoln Capital may seek to enhance the Fund's investment return by leveraging its capital structure through the issuance of preferred shares or borrowings. The use of leverage is a speculative practice that involves certain costs, expenses and risks. In addition, the potential benefits of investing in the Fund are partially offset by the Fund's expenses, including the investment advisory fee payable to Lehman Brothers Asset Management. An investment in the Fund will be subject to a high degree of risk. See "Risk Factors."


THE FUND'S INVESTMENT APPROACH

     Lehman Brothers Asset Management will be responsible for developing, implementing and supervising the Fund's investment program and providing certain administrative services to the Fund. Lehman Brothers Asset Management is authorized to retain one or more sub-advisers to provide some or all of these services. Lehman Brothers Asset Management has retained Lincoln Capital to serve as the sub-adviser of the Fund and to manage the Fund's investment portfolio.

     Lincoln Capital will take a disciplined approach to high yield investing on behalf of the Fund by attempting to maintain a portfolio that is diversified across issuers and by investing in a range of industry sectors and maturities. Lincoln Capital believes that significant opportunities for enhancing return occur at turning points in the economic cycle when spreads are likely to be more volatile. Lincoln Capital will seek to anticipate spread movements in response to changes in economic conditions, industry fundamentals, issuer specific financial performance and other issuer specific factors. Investment decisions are based on analysis of historical spread relationships, break-even yield spread analysis and total return projections.

     The Fund's portfolio will be invested across industry sectors. Lincoln Capital will vary the weightings of different industry sectors within the Fund's portfolio in pursuing the Fund's investment objective. At the time of purchase, the maximum weighting of any industry sector will generally not exceed the lesser of three times the weight of that industry sector's representation in the overall high yield debt market (as determined by Lincoln Capital) or 30% of the Fund's Managed Assets. Lincoln Capital's outlook for the global economy, in conjunction with fundamental credit and industry research, will form the basis for decisions regarding the Fund's sector weightings.

     Lincoln Capital will develop a global economic outlook that takes into consideration such areas as financial conditions and regulatory environments around the world. By assessing areas of economic growth, Lincoln Capital will be able to alter industry and quality weightings, and portfolio holdings, in a manner that it believes most appropriate for different phases of the economic cycle.

     Lincoln Capital will conduct proprietary credit research to select individual issues. The goal is to enhance returns by purchasing securities that exhibit improving credit fundamentals and avoiding those that experience deterioration in their credit quality. Lincoln Capital will seek to minimize defaults in the Fund's portfolio. As such, research will focus on both the upside potential and the downside risk associated with each investment.

     Independent of the credit rating by rating agencies, Lincoln Capital will evaluate securities according to its own rating system. This system includes both quantitative and qualitative measures. Lincoln Capital's proprietary rating system assigns a rating based on a quantitative analysis of an issuer's credit statistics relative to other issuers within the same industry. The assigned rating also takes into consideration qualitative factors, including industry trends, management's track record, the legal and regulatory environment, liquidity and the issuer's growth trends and access to capital. Once a rating is determined, Lincoln Capital will estimate the appropriate interest rate spread and will analyze the total return implications under a range of scenarios that reflect the issuer's growth prospects. The Fund will own the most promising issues based on these fundamental valuation techniques.

LEVERAGE

     Subject to market conditions, approximately one to three months after the completion of the offering of the common shares, the Fund currently intends to leverage its portfolio through the issuance of preferred shares representing approximately 33 1/3% of the Fund's capital immediately after their issuance. The preferred shares will have complete priority upon distribution of assets over the common shares. By issuing preferred shares or borrowing for investment purposes, the Fund will be engaging in an investment practice known as leverage. The Fund may also obtain additional funds for investment through borrowings, including by borrowing money from banks or other financial institutions, issuing debt securities or entering into reverse repurchase agreements. The Fund may not be leveraged at all times and the amount of leverage, if any, will vary depending upon a variety of factors, including Lehman Brothers Asset Management's and Lincoln Capital's outlook for the high yield debt market and the anticipated costs of leverage. Use of leverage is a speculative practice and involves significant risks. See "Risk
Factors -- Leverage Risk." There is no assurance that the Fund's leveraging strategies will be successful. The net proceeds of the offering of preferred shares will be invested in accordance with the Fund's investment objective and policies.


     The impact of changes in the value of the Fund's portfolio (including investments purchased with the proceeds of the preferred shares offering) will be borne entirely by the holders of common shares. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, the leverage resulting from the issuance of preferred shares will decrease (or increase) the net asset value per common share to a greater extent than if the Fund were not leveraged. During periods in which the Fund is using leverage, the fees paid to Lehman Brothers Asset Management and Lincoln Capital will be higher than if the Fund did not use leverage because the investment advisory fee will be calculated on the basis of the Fund's Managed Assets (which include assets attributable to any outstanding preferred shares and the aggregate principal amount of any borrowings). Thus, Lehman Brothers Asset Management and Lincoln Capital have a financial incentive to cause the Fund to use leverage, which creates a conflict between the interests of Lehman Brothers Asset Management and Lincoln Capital and the interests of the holders of common shares. Fees and expenses paid by the Fund will be borne entirely by the holders of common shares (and not by preferred shareholders, if any). These include costs associated with any offering of preferred shares by the Fund (which costs are estimated to be slightly more than 1.08% of the total dollar amount of a preferred share offering assuming an offering size of $100 million), as will the costs associated with any borrowings or other forms of leverage used by the Fund.

     Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund's total net assets (plus the aggregate amount of any senior securities of the Fund representing indebtedness) is at least 200% of the liquidation value of the outstanding preferred shares plus the aggregate amount of any senior securities of the Fund representing indebtedness (i.e., the liquidation value of preferred shares, plus the aggregate amount of senior securities representing indebtedness, may not exceed 50% of the Fund's total net assets, plus the aggregate amount of senior securities representing indebtedness). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the Fund satisfies this 200% coverage requirement. If preferred shares are issued, the Fund intends, to the extent possible, to purchase or redeem preferred shares from time to time to the extent necessary in order to maintain coverage of at least 200%. If the Fund has preferred shares outstanding, two of the Fund's Trustees (the "Trustees") will be elected by the holders of preferred shares, voting separately as a class. The remaining Trustees will be elected by holders of common shares and preferred shares voting together as a single class. In the event the Fund were to fail to pay dividends on preferred shares for two years, preferred shareholders would be entitled to elect a majority of the Trustees of the Fund.

     The Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede Lehman Brothers Asset Management or Lincoln Capital from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

     Assuming that the preferred shares will represent approximately 33 1/3% of the Fund's capital and pay dividends at an annual average rate of 1.43%, the income generated by the Fund's portfolio (net of expenses) would have to exceed 0.48% in order to cover those dividend payments. Of course, these numbers are merely estimates, used for illustration. Actual preferred share dividend rates will vary frequently and may be significantly higher or lower than the rate identified above.

     The following table is furnished in response to requirements of the Commission. It is designed to illustrate the effect of leverage on the total return of common shares, assuming investment portfolio total returns (consisting of income and changes in the value of investments held by the Fund of -10%, -5%, 0%, 5% and 10%. These assumed investment returns are hypothetical figures and are not necessarily indicative of the future investment returns of the Fund. The table further assumes the issuance of preferred shares representing approximately 33 1/3% of the Fund's net assets and the Fund's currently projected annual preferred share dividend rate of 1.43%. See "Risk
Factors -- Leverage Risk."


Assumed Portfolio Total Return.........         (10.0)%       (5.0)%        0.0%        5.0%        10.0%
Common Share Total Return..............         (15.7)%       (8.2)%       (0.7)%       6.8%        14.3%

     Common share total return is composed of two elements -- the common share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends on preferred shares) and gains or losses on the value of the investments the Fund owns. As required by Commission rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the interest it receives on its investments is entirely offset by losses in the value of those investments.

     Other Forms of Leverage and Borrowings. In addition to issuing preferred shares, the Fund may use other strategies to add leverage to the portfolio. These include the use of borrowings, including the borrowing of money from banks or other financial institutions, issuing debt securities and entering into reverse repurchase agreements. When the Fund enters into a reverse repurchase agreement, it "sells" securities to a broker-dealer or financial institution, and agrees to repurchase those securities on a mutually agreed date for the price paid by the broker-dealer or financial institution, plus interest at a negotiated rate. Because these strategies involve leverage, they have the potential to increase the investment return of common shares, but also involve additional risks. Leverage will increase the volatility of the Fund's investment portfolio and could result in larger losses than if leverage were not used.

     Transactions in certain derivatives also involve leverage to the extent they obligate the Fund to make payments or deliver securities to another person. These may include, but are not limited to, transactions in financial futures (and related options), the sale (writing) of options, reverse repurchase agreements and swaps (including credit default swaps). In addition, there are other derivative transactions that do not create such obligations, but which nevertheless have embedded economic leverage (such as the purchase of options and the purchase of structured securities in which the interest or principal payable to the Fund is a multiple of a Reference). These various transactions involve leverage risks similar to those associated with the issuance of preferred shares by the Fund and borrowings.

     Under the 1940 Act, the Fund generally is not permitted to engage in borrowings (including through the use of derivative instruments and reverse repurchase agreements, to the extent that these instruments or transactions constitute senior securities) unless immediately after a borrowing the value of the Fund's total assets (less liabilities and indebtedness not representing senior securities) is at least 300% of the principal amount of such borrowing (i.e., the principal amount may not exceed 33 1/3% of the Fund's total assets, less liabilities and indebtedness not representing senior securities). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Fund's total net assets (plus the aggregate amount of any senior securities of the Fund representing indebtedness) is at least 300% of such principal amount. If the Fund engages in borrowings, it intends, to the extent possible, to prepay all or a portion of the principal amount of its borrowings to the extent necessary to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle preferred shareholders to elect a majority of the Trustees of the Fund. Transactions in derivatives and reverse repurchase agreements will not constitute senior securities (and will not be subject to the 1940 Act limitations on borrowings) to the extent that the Fund segregates liquid assets at least equal in amount to its obligations under the instruments, or enters into offsetting transactions or owns positions covering its obligations. For instance, the Fund may cover its position in a reverse repurchase agreement by segregating liquid assets in an amount at least equal to the amount of its repurchase commitment.

     The Fund also may borrow money to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. The Fund will not issue preferred shares or borrow money if, immediately after such issuance or borrowing, total leverage for the Fund exceeds 38% of the Fund's capital. Temporary borrowings in an amount not exceeding 5% of Managed Assets are not subject to this limitation.

INTEREST RATE TRANSACTIONS

     In connection with the Fund's use of leverage through its sale of preferred shares or borrowings, the Fund may enter into interest rate swap or cap transactions for purposes of protecting itself from increasing dividends payable on its preferred shares. Such interest rate swaps involve the Fund's agreement with a counterparty to pay a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a payment at a variable rate that is expected to approximate the dividends or interest rate payable by the Fund on preferred shares or any variable rate borrowings. The payment obligations would be based on the notional amount of the swap.

     Interest rate caps are swaps that would entitle the Fund to receive from a counterparty, if a referenced interest rate exceeds a specified rate, payments of the difference based on the notional amount of such cap. The Fund may also use interest rate swaps and caps to hedge its portfolio holdings of debt securities or to protect against increases in the prices of debt securities that Lincoln Capital anticipates purchasing for the Fund. There can be no assurance, however, that the Fund will use interest rate swaps or caps.

     A decline in interest rates may result in a decline in the value of the swap or cap, which may result in a decline in the net asset value attributable to common shares. Depending on the state of interest rates in general, the Fund's use of interest rate swaps or caps could enhance or harm the overall performance of the common shares. To the extent that there is a decline in interest rates for maturities equal to the remaining maturity on the Fund's fixed rate payment obligation under the interest rate swap or equal to the remaining term of the interest rate cap, the value of the swap or cap (which initially has a value of zero) could decline, and could result in a decline in the net asset value of the common shares. On the other hand, if such rates were to increase, the value of the swap or cap could increase, and thereby increase the net asset value of the common shares. As interest rate swaps or caps approach their maturity, their positive or negative value due to interest rate changes will approach zero.

     Interest rate caps could enhance the performance of the common shares by providing a ceiling to all or part of the Fund's leverage expense during the terms of the cap. However, interest rate caps could also increase the operating expenses of the Fund and adversely affect the performance of the common shares in the event that the premium paid by the Fund exceeds the additional amounts the Fund would have been required to pay on its preferred shares or borrowings due to increases in short-term interest rates during the term of the cap had it not entered into the cap agreement.

     In addition, if the short-term interest rates effectively received by the Fund during the term of an interest rate swap are lower than the Fund's fixed rate of payment on the swap, the swap will increase the Fund's operating expenses and reduce common share net earnings. If, on the other hand, the short-term interest rates effectively received by the Fund are higher than the Fund's fixed rate of payment on the interest rate swap, the swap would enhance common share net earnings. In either case, the swap would have the effect of reducing fluctuations in the Fund's cost of leverage due to changes in short-term interest rates during the term of the swap.

     Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on preferred shares or interest payments on borrowings. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the common shares.

     In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the common shares.

     The Fund may choose or be required to redeem some or all preferred shares or prepay any borrowings. This redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of a swap could result in a termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund.

     The Fund will usually enter into swaps and caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund will segregate cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily, or will treat the transaction as a senior security for purposes of applicable 1940 Act limitations.

                                  RISK FACTORS

     An investment in the Fund's common shares will involve risk. The net asset value of the Fund and the market price of the Fund's common shares will fluctuate with and may be adversely affected by, among other things, the following risks. You can lose money by investing in the Fund. The Fund does not constitute a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

     No Operating History. Because the Fund is newly organized, it has no operating history and no history of public trading.

     Credit Risk. Credit risk refers to an issuer's ability to make payments of principal and interest when they are due. Because the Fund will own securities with low credit quality, it will be subject to a high level of credit risk. The credit quality of such securities is considered speculative by rating agencies with respect to the ability of issuers to pay interest and repay principal. Therefore, lower grade securities may experience high default rates, which could mean that the Fund may suffer losses on its investments in these securities, which would adversely affect the Fund's net asset value and its ability to make distributions.

     High Yield Debt Securities Risk. Investment in high yield debt securities involves substantial risk of loss. In addition to involving greater credit risk than investment grade obligations, high yield debt securities are more susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield debt securities tend to be very volatile, and these securities are potentially less liquid than investment grade debt obligations. High yield debt securities are subject to the following specific risks:

     - Increased price sensitivity to a deteriorating economic environment;

     - Greater risk of default because high yield debt securities are often unsecured and subordinated to the payment rights of other creditors of issuers;

     - Adverse company specific events are more likely to render an issuer unable to make interest or principal payments and to affect adversely the prices of high yield debt securities; and

     - If a negative perception of the high yield debt market develops, the price and liquidity of high yield debt securities may be depressed. This negative perception could last for a significant period of time.

     Debt securities rated below investment grade are speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of such securities. See Appendix B to the Fund's Statement of Additional Information for a description of Moody's, S&P's and Fitch's ratings.

     Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than would be the case for an investment grade issuer. The principal amount of high yield debt securities outstanding has proliferated in the past decade as an increasing number of issuers have used these securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. If the U.S. or global economy enters into a deeper recessionary phase during 2003 or sometime thereafter, or if interest rates rise sharply, the number of defaults by high yield issuers is likely to increase. Similarly, downturns in profitability in specific industries could adversely affect the ability of high yield issuers in those industries to meet their obligations. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do the market values of higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse effect on the Fund's net asset value and the market value of its common shares. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery after a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer's assets and to take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

     The secondary market for high yield debt securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for high yield debt securities than for investment grade securities. The prices quoted by different dealers may vary significantly and the spread between bid and asked prices may be much larger than for higher quality debt securities. Under adverse market or economic conditions, the secondary market for high yield debt securities could contract further, independent of any specific adverse changes in the condition of particular issuers, and these securities may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell these securities only at prices lower than if they were widely traded. Prices realized on the sale of lower rated debt securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value and the Fund may suffer losses on its investments.

     Recent market conditions have caused demand for high yield securities to rise. If demand for high yield securities decreases while the supply remains constant, the prices of high yield debt securities are likely to decline.

     Because investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Fund will invest, the yields and prices of these securities tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

     If the Fund invests in high yield debt securities that are rated C or below by Moody's, S&P or Fitch, the Fund will incur significant risk in addition to the risks associated with investments in high yield debt securities and corporate loans. These distressed securities frequently do not produce income while they are outstanding. The Fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investment in these securities.

     Equity Securities Risk. Investments in equity securities entail substantial risks. The values and prices of equity securities depend on business, economic and other factors affecting those issuers. The values and prices of equity securities may fluctuate substantially, often based on factors unrelated to the value of the issuer of the securities. Although equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in returns.

     Leverage Risk. The Fund's use of leverage through the issuance of preferred shares and borrowings, as well as the economic leverage inherent in certain derivatives, including credit default swaps, creates the opportunity for increased common share net income, but also creates risks for holders of common shares. There is no assurance that the Fund's leveraging strategies will be successful. Leverage creates risks which may adversely affect the return for the holders of common shares, including:

     - the likelihood of greater volatility of the net asset value and market price of the Fund's common shares;

     - the possibility either that common share income will fall if the preferred share dividend rate rises or the Fund's borrowing costs increase, or that common share income will fluctuate because of changes in the preferred share dividend rates or borrowing costs; and

     - the possibility that the Fund may need to sell portfolio securities for other than investment purposes in a manner or at times which may not be advantageous to the Fund.

     If the Fund issues preferred shares or borrows money to make additional investments and the income and capital appreciation from those investments exceed the dividends payable on the preferred shares or the costs of borrowing, the Fund's investment return will be greater than if leverage had not been used. However, if the dividends payable on the preferred shares or the costs of borrowing exceed the income and capital appreciation from the additional investments, the Fund would lose money and its investment return will be lower than if leverage had not been used. An increase in interest rates, which would increase the costs of leverage, may be likely because market rates of interest are currently near their lowest levels in recent years.

     Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and, in some cases, covenants that may affect the Fund's ability to pay dividends and distributions on common shares. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowing. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized statistical rating organizations which may issue ratings for the preferred shares or short-term or long-term debt issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.

     Because the investment advisory fees received by Lehman Brothers Asset Management and Lincoln Capital are based on the Fund's Managed Assets (which include assets attributable to any outstanding preferred shares and the aggregate principal amount of any borrowings), Lehman Brothers Asset Management and Lincoln Capital have a financial incentive to cause the Fund to use leverage, which creates a conflict between the interests of Lehman Brothers Asset Management and Lincoln Capital and the interests of the holders of common shares.

     Other Risks. The Fund's investment program involves other significant risks, including:

     - Interest Rate Risk. The value of debt securities in the Fund's portfolio generally will decline if interest rates rise. Market interest rates are currently near their lowest levels in many years and there is a risk that the net asset value and market price of the Fund's common shares will decline if market interest rates rise. The prices of securities that have longer maturities may fluctuate more than the prices of shorter term securities in response to changes in interest rates. Because the Fund's portfolio maturity is expected to be within the intermediate range (2 to 7 years), the net asset value of the Fund and market price of the Fund's common shares are likely to fluctuate more in response to changes in market rates of interests than if the Fund invested primarily in short-term debt securities.

     - Reinvestment Risk. Income from the Fund's portfolio will decline if the Fund reinvests the proceeds from debt securities that mature or are called in securities that pay lower rates of interest. A decline in income could adversely affect dividends paid by the Fund and the market price or investment return of common shares.

     - Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

     - Variable and Floating Rate Risk. The Fund may invest in variable and floating rate securities that provide for adjustment in the interest rate paid on the securities on a periodic basis or where there is a change in a specified reference rate. These interest rate reset features may result in a reduction in the interest payable to the Fund with respect to floating rate and variable rate securities if interest rates fall.

     - Management Risk. The Fund will be subject to management risk because its investment portfolio will be actively managed. Lincoln Capital's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy may or may not prove to be correct.

     - Extension Risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. Many market interest rates have recently declined significantly below recent historical averages. This decline may have increased the risk that these rates will rise in the future (which would cause the value of the Fund's net assets to decline) and the degree to which asset values may decline in such event. Historical interest rate levels, however, are not necessarily predictive of future interest rate levels.

     - Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties in connection with certain types of investment transactions, including transactions in options and other derivatives (such as interest rate and credit default swaps). If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

     Convertible Securities Risk. Convertible securities generally pay lower rates of interest or have lower dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of an issuer's equity securities exceeds the conversion price of the issuer's securities convertible into such equity securities, the convertible securities tend to reflect the market price of the issuer's equity securities. As the market price of the issuer's underlying equity securities decline, the convertible securities tend to trade increasingly on a yield basis and thus may not decline in price to the same extent as the equity securities.

     Corporate Loans Risk. The secondary dealer market for corporate loans is not as well developed as the secondary dealer market for high yield debt securities and, therefore, presents increased risks relating to liquidity and pricing.

     By purchasing a participation interest (which represent interests in loans made by a third party), the Fund will acquire some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Unlike a direct interest in a loan, ownership of a participation interest typically gives the Fund a contractual relationship only with the lender, and not with the borrower. In such cases, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender that sold the participation and only if such lender receives payment from the borrower. In addition, the Fund may not be able to exercise any remedies that the lender would have under the corporate loan if the Fund buys a participation interest. Participation interests are designed to give corporate loan investors preferential treatment over investors in an issuer's high yield debt securities in the event the credit quality of the issuer deteriorates. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the corporate loan will be repaid in full.

     Asset-Backed Securities Risk. The investment characteristics of asset-backed securities (including mortgage-backed securities) differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying loans or other assets generally may be prepaid at any time. Thus, asset-backed securities (including mortgage-backed securities) are subject to prepayment risk and to extension risk to a greater degree than many other fixed income securities.

     Because mortgage derivatives and structured securities have embedded leverage features, small changes in interest rates or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

     REITs Risk. Investing in REITs involves certain unique risks in addition to those commonly associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs also are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are exposed to the risk of default by lessees or borrowers. REITs with underlying assets that are concentrated in properties used by a particular industry (such as health care) are also subject to risks associated with that industry. REITs may have limited financial resources and their securities may trade less frequently and in a more limited volume than securities of larger companies.

     REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If a REIT invests in adjustable rate mortgage loans, the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

     REITs may have limited financial resources and their securities may trade less frequently and in a more limited volume than securities of larger companies.

     Market Discount Risk. Shares of closed-end funds frequently trade at prices lower than their net asset values. This is commonly referred to as "trading at a discount." This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Fund's net asset value may decline as a result of investment activities.

     Whether investors will realize a gain or loss upon the sale of the Fund's common shares will depend on whether the market value of the shares at the time of sale is above or below the price the investor paid, taking into account transaction costs, for the shares and is not directly dependent upon the Fund's net asset value. Because the market value of the Fund's shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below or above net asset value, or below or above the initial offering price for the shares.

     Derivatives Risk. The values of derivatives can be volatile. They may also involve embedded leverage. Thus, a small investment in derivatives can result in a significant loss to the Fund. When a derivative instrument is used for hedging purposes, there is a risk that changes in the derivative's value will not correspond to changes in the value of the investments being hedged. In this event, the Fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative or the counterparty to the transaction defaults on its obligation. Certain derivatives may be illiquid and difficult to value.

     Interest Rate Transactions Risk. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund's use of interest rate swaps or caps could enhance or harm the overall performance of the common shares. To the extent that there is a decline in interest rates for maturities equal to the remaining maturity on the Fund's fixed rate payment obligation under the interest rate swap or equal to the remaining term of the interest rate cap, the value of the swap or cap (which initially has a value of zero) could decline, which could result in a decline in the net asset value of the common shares.

     Market Disruption Risk. The war with Iraq, its aftermath and the reconstruction of Iraq are likely to have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the reconstruction cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, closed some of the U.S. securities markets for a four-day period and the occurrence of similar events in the future cannot be ruled out. The war and reconstruction, terrorism and related geopolitical risks have led, and may in the future lead to, increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. These risks could also adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, credit risk, inflation and other factors that impact the Fund's investment return and net asset value. The Fund cannot predict the effects of similar events in the future on the U.S. economy or on the markets in which the Fund will invest. High yield debt securities tend to be more volatile than investment grade fixed income securities. Thus, these events and any actions resulting from them may have a greater impact on the prices and volatility of high yield debt securities than on higher rated fixed income securities.

     Inflation Risk. Inflation risk is the risk that the value of assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real, or inflation-adjusted, value of the common shares and distributions can decline and dividend payments on the Fund's preferred shares, if any, or interest payments on Fund borrowings, if any, may increase.

     Liquidity Risk. The prices of illiquid securities tend to be volatile and may not be readily ascertainable. The Fund may not be able to sell illiquid securities when it desires to do so or to sell such securities at prices equal to the values used in calculating the Fund's net asset value. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. In addition, the Fund may hold restricted securities and may be prohibited from disposing of such illiquid securities for a specified period of time. Restricted securities may sell at a price lower than, and may entail registration expenses and other costs that are higher than those for, similar securities that are not subject to restrictions on resale. Similar risks are associated with certain derivatives in which the fund may invest.


     Anti-takeover Provisions. The Fund's declaration of trust (the "Declaration of Trust") and by-laws (the "By-laws") include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. These provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. Among these provisions are provisions that create staggered terms of office for the Fund's Trustees, impose advance notice requirements for shareholder proposals, and super-majority voting requirements for certain transactions with affiliates, open-ending the Fund and for approving a merger, liquidation, asset sales and similar transactions.



     Foreign Securities Risks. Investing in securities of foreign issuers, including securities of foreign issuers traded in the U.S., involves certain considerations not usually associated with investing in securities of U.S. corporations or the U.S. Government, including political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on dividends, interest, capital gain or other income; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in greater price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict Lincoln Capital's investment opportunities. Additional costs could be incurred in connection with the Fund's investment in foreign issuers, such as higher brokerage commissions than in the United States and increased custodian expenses. In addition, accounting and financial reporting standards that prevail in foreign countries generally are not equivalent to U.S. standards and, consequently, less information is available to investors in companies located in such countries than is available to investors in companies located in the U.S. The values and relative yields of investments in the securities markets of different countries, and their associated risks, are expected to change independently of each other. In addition, prices of securities denominated in foreign currency will fluctuate in response to changes in the value of that currency relative to the U.S. Dollar. There is also less regulation, generally, of the securities markets in foreign countries than there is in the U.S.


     Foreign securities in which the Fund may invest include securities of issuers in emerging and developing markets. These issuers and markets present risks not found when investing in securities of issuers in more mature markets. Securities of issuers in emerging and developing markets may be more difficult to sell at acceptable prices and their prices may be more volatile than prices of securities in more developed markets. Settlements of securities trades in emerging and developing markets may be subject to greater delays than in other markets so that the proceeds of a sale of a security may not be received on a timely basis. Emerging markets generally have less developed trading markets and exchanges, and legal and accounting systems. Investments in issuers in emerging and developing markets may be subject to greater risks of government restrictions with respect to withdrawing the proceeds from sales of such investments. Economies of developing countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Governments of developing countries may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of stocks of local companies.

     Potential Conflicts of Interest. The Fund is managed by Lehman Brothers Asset Management and Lincoln Capital, which may also serve as investment advisers to other registered and unregistered funds and other accounts (collectively, the "Lehman/Lincoln Accounts") with investment objectives identical or similar to those of the Fund. Certain investments may meet the investment objectives of both the Fund and the Lehman/Lincoln Accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

     It is possible that at times identical securities will be held by more than one fund or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Lehman/Lincoln Accounts seeks to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Lehman Brothers Asset Management or Lincoln Capital decides to sell on behalf of another account the same portfolio security at the same time. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the Lehman/Lincoln Accounts may have the same or similar investment objective and policies as the Fund, their portfolios may not necessarily consist of the same investments as the Fund or each other, and their investment performance will likely differ from that of the Fund.

     Certain Affiliations. Certain broker-dealers, including Lehman Brothers Inc., may be considered to be affiliated persons of the Fund, Lehman Brothers Asset Management or Lincoln Capital. Absent an exemption from the Commission or other regulatory relief, the Fund is generally precluded from effecting principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated broker for agency transactions will be subject to restrictions. This could limit the Fund's ability to engage in certain securities transactions and take advantage of market opportunities. In addition, unless and until the underwriting syndicate is broken in connection with the initial public offering of the common shares and any public offering of the preferred shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS


     The Board of Trustees will provide broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. The trustees and officers of the Fund, together with their principal occupations during the past five years, are listed in the Statement of Additional Information.


INVESTMENT ADVISER

     Lehman Brothers Asset Management, a Delaware corporation, serves as the Fund's investment adviser. Lehman Brothers Asset Management is located at 399 Park Avenue, New York, NY 10022. Lehman Brothers Asset Management and Lincoln Capital are wholly-owned subsidiaries of Lehman Brothers Holdings Inc., and are affiliated with Lehman Brothers Inc., the Fund's principal underwriter. Lehman Brothers Holdings Inc. is one of the leading global investment banks, serving institutional, corporate, government and high net worth individual clients and customers. Lehman Brothers Holdings Inc. offers a wide range of investment advisory services to meet the needs of clients with diverse investment objectives and needs. Lehman Brothers Holdings Inc. and its affiliates managed over $46.7 billion of client assets as of June 1, 2003.

     Pursuant to an investment advisory agreement with the Fund (the "Advisory Agreement"), Lehman Brothers Asset Management will be responsible for developing, implementing and supervising the Fund's investment program and providing certain administrative services to the Fund. Lehman Brothers Asset Management is authorized, at its own expense and subject to the approval of the Board of Trustees and the Fund's shareholders, to retain one or more sub-advisers to provide any or all of the services required to be provided by Lehman Brothers Asset Management under the Advisory Agreement or to assist Lehman Brothers Asset Management in providing those services.

     Under the Advisory Agreement, the Fund will pay Lehman Brothers Asset Management a monthly fee that is computed at the annual rate of 0.60% of the Fund's average daily Managed Assets (the "Management Fee"). Because the fee paid to Lehman Brothers Asset Management is determined on the basis of the Fund's Managed Assets and the use of leverage may increase Managed Assets, Lehman Brothers Asset Management's interest in determining whether to leverage the Fund may differ from the interests of the Fund.


     Under the terms of the Advisory Agreement, Lehman Brothers Asset Management will pay all expenses it incurs in providing services to the Fund. The Advisory Agreement also provides that the Fund will pay all of its own operating expenses, including but not limited to: (a) fees and expenses for bookkeeping;
(b) fees and expenses of auditors; (c) fees and expenses of any custodian, transfer agent, and registrar appointed by the Fund; (d) issue and transfer taxes payable by the Fund in connection with its securities transactions; (e) fees payable by the Fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the Fund or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) fees and expenses of legal counsel to the Fund and the Trustees; (i) compensation of those Trustees who are not employed by Lehman Brothers Asset Management or one of its affiliates; (j) fees and other expenses of listing the Fund's shares on any national stock exchange; (k) all investment related expenses, including brokerage and underwriting commissions; (l) interest; (m) taxes; (n) organizational expenses and offering costs; and (o) any extraordinary expenses.


SUB-ADVISER

     Lehman Brothers Asset Management has retained Lincoln Capital, a wholly-owned subsidiary of Lehman Brothers Holdings Inc., to serve as the sub-adviser of the Fund and to manage the Fund's investment portfolio pursuant to the terms of a sub-advisory agreement (the "Sub-Advisory Agreement"). Lincoln Capital is located at 200 S. Wacker Drive, Suite 2100, Chicago, Illinois 60606. Lincoln Capital and its predecessors have been providing fixed income investment advisory services since 1981. Lincoln Capital is a direct, wholly-owned subsidiary of Lehman Brothers Holdings Inc. As of June 1, 2003, Lincoln Capital had approximately $32.9 billion of client assets under management, with approximately $1.3 billion of client assets invested in high yield securities.

     As the Fund's sub-adviser, Lincoln Capital will provide the Fund with investment research, advice and supervision and will furnish the Fund with an investment program consistent with the Fund's investment objective and policies, subject to the supervision of Lehman Brothers Asset Management: (i) manage the Fund's investment portfolio and make and implement all decisions regarding the investment and reinvestment of the assets of the Fund; (ii) provide statistical, research and other factual data for use in connection with the Fund's investment program; (iii) place all orders for the purchase and sale of investments by the Fund and monitor the execution of transactions for the Fund and the settlement and clearance of such transactions; (iv) maintain such internal systems and controls as may be necessary to provide reasonable assurance that the investment advisory services of Lincoln Capital provided to the Fund are provided in a manner consistent with the investment objectives, policies and restrictions of the Fund and with the requirements of applicable laws and regulations; (v) provide or maintain such facilities as may be necessary in rendering its services; (vi) report to Lehman Brothers Asset Management and the Board of Trustees on the Fund's investments and performance; and (vii) provide all other services that Lehman Brothers Asset Management may reasonably deem necessary or convenient to the foregoing. Lehman Brothers Asset Management will pay Lincoln Capital a monthly sub-advisory fee (the "Sub-Advisory Fee") calculated at the following annual percentage rates of the Fund's average daily Managed Assets:
0.55% on the Fund's first $25 million of Managed Assets, 0.45% on the next $25 million of Managed Assets, 0.35% on the next $50 million of Managed Assets, and 0.30% on Managed Assets that are in excess of $100 million.

DISTRIBUTION AND MARKETING AGENT


     First Trust Portfolios L.P. ("First Trust"), pursuant to an underwriter participation agreement with the Fund and Lehman Brothers Asset Management, will serve as the Fund's distribution and marketing agent. First Trust specializes in the wholesale distribution, underwriting, trading and servicing of investment company securities. As the Fund's distribution and marketing agent, First Trust will provide distribution assistance in connection with the sale of the common shares of the Fund, such as distributing materials to and meeting with broker-dealers and their representatives and assisting the underwriters in conducting road shows. First Trust will also provide after-market support services designed to maintain the visibility of the Fund on an ongoing basis through written and oral communications with the Fund's New York Stock Exchange specialist and the closed-end fund analyst community and will provide relevant information, studies or reports regarding the Fund and the closed-end investment company industry. Although First Trust will not purchase or resell any of the common shares, it may be deemed an "underwriter" for purposes of this offering under the Securities Act of 1933, as amended (the "Securities Act"), and the 1940 Act. For services provided by First Trust as distribution and marketing agent, the underwriters will pay First Trust an upfront one-time fee of $100,000, and Lehman Brothers Asset Management will pay First Trust an ongoing monthly fee computed at the annual rate of 0.15% of the Fund's average daily Managed Assets. The sum of the fees payable to First Trust pursuant to the underwriter participation agreement and the servicing agreement (described below) and the sales load and expenses paid to the underwriters will not exceed 9% of the aggregate initial offering price of the common shares offered hereby. See "Underwriting -- Sales Load and Expenses."


INVESTOR SERVICING AGENT

     First Trust, pursuant to a servicing agreement with the Fund, will serve as the Fund's investor servicing agent. In such capacity, First Trust will be responsible for developing and maintaining a website for the Fund, establishing a dedicated toll-free number and assisting in the review of shareholder materials made available to shareholders to assure compliance with applicable laws, rules, and regulations. In addition, First Trust will assist in the dissemination of the Fund's net asset value, market price and discount, maintain ongoing contact with brokers whose clients hold Fund shares, and will reply to information requests from shareholders. For services provided by First Trust as investor servicing agent, the Fund will pay First Trust a monthly fee computed at the annual rate of 0.05% of the Fund's average daily Managed Assets.

CUSTODIAN, TRANSFER AGENT, AND ADMINISTRATOR

     Investors Bank & Trust Company ("Investors Bank") will serve as the Fund's custodian and transfer agent, and will also provide certain administrative services to the Fund. For these and other services, the Fund will pay Investors Bank a monthly fee computed at an annual rate of 0.10% of the Fund's average daily Managed Assets, with lower percentage rates applicable to Managed Assets in excess of $300 million, or if greater, an annual minimum fee of $200,000. The Fund will also pay certain expenses and charges of Investors Bank. The address of Investors Bank is 200 Clarendon Street, Mail Stop OPS22, Boston, MA 02116.

PORTFOLIO MANAGEMENT TEAM

     Day-to-day management of the Fund's portfolio will be the responsibility of a team of portfolio management professionals from the High Yield Team of Lincoln Capital, which includes specialized industry analysts responsible for various sectors. The team is led by Ann H. Benjamin. Senior members of the team are:

     ANN H. BENJAMIN, Managing Director, joined the Lincoln Capital team in 1997. Ann came to Lincoln Capital with 16 years of experience in the investment business, including eight years at Stein Roe where she managed the Stein Roe Income Fund, the Stein Roe High Yield Fund and $3.5 billion in insurance assets. Other experience includes international and emerging market debt. Ann is a graduate of Chatham College and has a Master's degree from Carnegie Mellon University. She is active with the St. Joseph's Carondelet Child Center in Chicago.

     BASIL G. CHALTAS, JR., Senior Vice President, joined the Lincoln Capital team as a high yield analyst in 1998. Basil has had over 15 years of experience in private financing and high yield research. Prior to joining Lincoln Capital he had been a senior manager in AT&T's mergers and acquisitions group responsible for structuring and negotiating a variety of start-up investments and joint ventures within the communications industry. Basil has a BA in Engineering and Economics from Brown University and an MBA in finance from Northwestern University.

     STEVAN F. COULTER, Senior Vice President, joined the Lincoln Capital team in 1997. Previously, Steve had spent 16 years in fixed income research, including 13 years at Stein Roe, two at Calamos Asset Management and one at Zurich Kemper Investments. He has a BA in Economics and an MBA in Finance from Northwestern University. Steve has been awarded the Chartered Financial Analyst designation.

     SHEILA HANLEY, Senior Vice President, joined the Lincoln Capital team in 2000 after eight years at Van Kampen Merritt where she focused on emerging markets. Sheila has a BS in Foreign Service from Georgetown University, an MA in International Relations from The University of Chicago, and an MBA from Northwestern University. She has been awarded the Chartered Financial Analyst designation. Sheila has both studied and taught in China and travels extensively.

     THOMAS P. O'REILLY, Senior Vice President, joined the Lincoln Capital team in 1997 as a high yield analyst. Tom had previously been a high yield analyst at Stein Roe and BankAmerica for eight years. He has a BS in Finance from Indiana University, an MBA from Loyola University, and has been awarded the Chartered Financial Analyst designation. Tom is actively involved with the St. Joseph's Carondelet Child Center in Chicago.

                          DIVIDENDS AND DISTRIBUTIONS

     The Fund intends to distribute dividends of all or a portion of its net investment income monthly to holders of common shares. It is expected that the initial distribution to holders of common shares will be declared within approximately 45 days and that the Fund will commence paying dividends to holders of common shares within 90 days after the date of this prospectus. The Fund is not required to maintain a stable level of distributions to shareholders.

     Dividends and distributions may be payable in cash or common shares, with the option to receive cash in lieu of the shares. The Fund may at times in its discretion pay out less than the entire amount of net investment income earned in any particular period and may at times pay out accumulated undistributed income in addition to net investment income earned in order to permit the Fund to maintain a more stable level of distributions. As a result, the dividend paid by the Fund to holders of common shares for any particular period may be more or less than the amount of net investment income earned by the Fund during that period. The Fund is not required to maintain a stable level of distributions to shareholders. For federal income tax purposes, the Fund is required to distribute substantially all of its net investment income for each year. The Fund intends to distribute net realized capital gains, if any, to holders of common shares at least annually.

     Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such incurrence the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness. Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be.

     While any preferred shares are outstanding, the Fund may not declare any cash dividend or other distribution on its common shares, unless at the time of such declaration, (i) all accumulated preferred dividends have been paid and
(ii) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding preferred shares (expected to be equal to the original purchase price per share plus any accumulated and unpaid dividends thereon).


     In addition to the limitations imposed by the 1940 Act described above, certain lenders to the Fund may impose additional restrictions on the payment of dividends or distributions on the common shares in the event of a default on the Fund's borrowings. If the Fund's ability to make distributions on its common shares is limited, then such limitation could under certain circumstances impair the ability of the Fund to maintain its qualification for treatment as a regulated investment company, which would have adverse tax consequences for shareholders. See "U.S. Federal Income Tax Matters."


     See "Automatic Dividend Reinvestment Plan" for information concerning the manner in which dividends and distributions to holders of common shares may be automatically reinvested in common shares. Dividends and distributions may be taxable to shareholders whether they are reinvested in shares of the Fund or received in cash.

     The yield on the Fund's common shares will vary from period to period depending on factors including, but not limited to, market conditions, the timing of the Fund's investment in portfolio securities, the securities comprising the Fund's portfolio, changes in interest rates (including changes in the relationship between short-term rates and long-term rates), the amount and timing of the use of borrowings and other leverage by the Fund, the effects of leverage on the common shares discussed above under "Investment Objective and Principal Investment Strategies -- Leverage," the timing of the investment of leverage proceeds in portfolio securities, the Fund's net assets and its operating expenses. Consequently, the Fund cannot guarantee any particular yield on its shares and the yield for any given period is not an indication or representation of future yields on the Fund's shares.

                      AUTOMATIC DIVIDEND REINVESTMENT PLAN

     Under the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), a shareholder whose shares of common stock are registered in his or her own name will have all dividends and other distributions reinvested automatically by Investors Bank as agent under the Plan in additional shares of common stock, unless a shareholder elects in writing to receive distributions in cash.

     Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will also be reinvested automatically by the broker or nominee in additional shares under the Plan, unless a shareholder elects to receive distributions in cash (but only in the latter case if the service is provided by the broker or nominee). A shareholder who holds shares of common stock registered in the name of a broker or other nominee may not be able to transfer the shares to another broker or nominee and continue to participate in the Plan. Investors who own shares of common stock registered in street name should consult their broker or nominee for details regarding reinvestment.

     Shareholders who are ineligible or who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Investors Bank, acting in its capacity as dividend paying agent. A shareholder may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to Investors Bank, at its address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by Investors Bank not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or other distribution. Participants who withdraw from the Plan may receive cash in lieu of fractional shares, or may instruct the agent to sell all shares, in which case they will receive the proceeds of the sale less brokerage commissions.

     Whenever the Fund declares a dividend or a capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common shares. The shares will be acquired by Investors Bank for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund ("newly issued shares") or (ii) by purchase of outstanding common shares on the open market (open-market purchases) on the New York Stock Exchange or elsewhere.

     Investors Bank will receive the distributions in cash on behalf of those shareholders who participate in the Plan. If the market value of a share equals or exceeds the net asset value as determined on the payment date, participants will be issued shares of the Fund at a value equal to the greater of the net asset value or 95% of the market price. If the net asset value exceeds the market price on the payment date, or if the Fund declares a distribution payable only in cash, Investors Bank will purchase shares on the open market. Open market purchases may be made on any securities exchange on which the common shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery, and otherwise, as Investors Bank shall determine. If, before Investors Bank has completed its purchases, the market price exceeds the net asset value, the average per-share purchase price (including commission) paid by Investors Bank may exceed the net asset value, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The cost of shares and fractional shares required for each shareholder's account in connection with a particular distribution shall be determined by the average cost per share, including brokerage commission, of the shares acquired by the agent in connection with that distribution. Investors Bank may commingle the cash in the shareholder's account with similar funds of other shareholders of the Fund for whom it acts as agent under the Plan.

     Investors Bank maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Dividend reinvestment is confirmed monthly. Shares in the account of each Plan participant will be held by Investors Bank in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. Investors Bank will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

     In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, Investors Bank will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholders' names and held for the account of beneficial owners who are to participate in the Plan.

     There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends payable either in shares or in cash. However, each participant will bear a pro rata share of brokerage commissions incurred with respect to Investors Bank open-market purchases in connection with the reinvestment of dividends.


     The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See "U.S. Federal Income Tax Matters."


     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

     All correspondence concerning the Plan should be directed to: Investors Bank & Trust Company, 200 Clarendon Street, Mail Stop OPS22, Boston, MA 02116, (Telephone) 617-937-6226.

                           CLOSED-END FUND STRUCTURE

     The Fund is a newly organized, diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must sell them in the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at net asset value. Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and investments in illiquid securities.


     Shares of closed-end funds frequently trade at a discount to their net asset value. Common shares of closed-end investment companies like the Fund that invest predominantly in high yield debt securities have during some periods traded at prices higher than their net asset values (at a "premium") and have during other periods traded at prices lower than their net asset values (at a "discount"). This is in part because the market price reflects the dividend yield on the common shares. When the yield on the net asset value per share is higher than yields generally available in the market for comparable securities, the market price will tend to reflect this by trading at a price higher than net asset value per share to adjust the yield to a comparable market rate. The Fund cannot predict whether its common shares will trade at a price higher than, lower than, or equal to the Fund's net asset value. To the extent the common shares do trade at a discount, the Board of Trustees may, but is not obligated to, from time to time authorize the Fund to engage in open-market repurchases or tender offers for shares after balancing the benefit to shareholders of the increase in the net asset value per share resulting from such purchases against the decrease in the assets of the Fund and potential increase in the ratio of the Fund's expenses to assets and consequent reduction in yield. The Board of Trustees believes that, in addition to the potential beneficial effects described above, any such purchases or tender offers may result in the temporary narrowing of any discount but will not have any long-term effect on the level of any discount.

                        U.S. FEDERAL INCOME TAX MATTERS

     The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder acquiring, holding and disposing of common shares of the Fund. This discussion only addresses U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign holders, persons who hold their shares as or in a hedge against currency risk, a constructive sale, or conversion transaction, holders who are subject to the alternative minimum tax, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences, and it does not address any federal tax consequences other than U.S. federal income tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service ("IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

     The Fund intends to elect to be treated and to qualify as a "regulated investment company" under Subchapter M of the Code and to comply with applicable distribution requirements so that it generally will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, the Fund must satisfy certain tests regarding the nature of its income and the diversification of its assets. If the Fund qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its interest income excludable from gross income, if any, over certain disallowed deductions, then the Fund generally will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company taxable income or "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. In addition, a 4% excise tax may be imposed on the Fund, if, in a particular calendar year, the Fund fails to distribute the sum of 98% of its ordinary income for the calendar year and 98% of its net capital gains for a twelve-month period, generally ending on October 31 of such year, plus undistributed amounts from prior years on which the Fund did not pay federal income tax. If for any taxable year the Fund does not qualify as a regulated investment company, then it will be treated as a corporation subject to U.S. federal income tax.

     Unless a shareholder is ineligible to participate or elects otherwise, cash distributions will be automatically reinvested in additional common shares of the Fund pursuant to the Plan. For U.S. federal income tax purposes, assuming the Fund has sufficient current or accumulated earnings and profits, distributions generally are taxable whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund. In general, dividends from investment company taxable income are taxable as ordinary income (at a maximum U.S. federal income tax role of 35%, except as noted below), and designated dividends from net capital gain ("capital gain dividends"), if any, are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

     Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 enacted on May 28, 2003 (the "Act"), for taxable years beginning on or before December 31, 2008, distributions of investment company taxable income designated by the Fund as derived from qualified dividend income will be taxed to individuals at the rates applicable to long-term capital gain provided that certain holding period and other requirements are met at both the shareholder and Fund levels. In general, long-term capital gain rates applicable to individuals have been reduced for such taxable years under the Act to 15%.

     To the extent that the Fund has ordinary income from its investments in debt securities and loans, dividends distributed to shareholders from such income generally will not qualify for the reduced tax rates on dividends under the Act. Dividend distributions to individual shareholders from the Fund's investment company taxable income may qualify for reduced rates to the extent that such income is attributable to qualified dividend income from the Fund's investment in the stock of certain U.S. corporations and non-U.S. corporations. Capital gain dividends distributed by the Fund to individual shareholders generally will qualify for the reduced tax rates under the Act.


     If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount, (ii) will be entitled to a credit for their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities, and (iii) will be entitled to increase the tax basis of their shares by the difference between their proportionate shares of such includible gains and their proportionate shares of the tax deemed paid.


     Sales and other dispositions of the Fund's shares generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in the Fund's shares is properly treated as a sale for tax purposes and the tax treatment of any gains or losses recognized in such transactions. In general, if shares of the Fund are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares. Such gain or loss generally will be treated as long-term gain or loss if the shares were held for more than one year (and thus, for individual shareholders, will be eligible for the reduced tax rates under the Act) and otherwise generally will be treated as short-term gain or loss. Any loss recognized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less generally will be treated as a long-term capital loss to the extent of any capital gain dividends (or undistributed capital gains) with respect to such shares. Losses on sales or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the Fund (including those made pursuant to reinvestment of dividends or capital gains distributions) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares.

     Federal law requires that the Fund withhold (as "backup withholding") tax at a rate of 28% through 2010 (a higher rate may apply after such date) on reportable payments, including dividends and capital gain distributions, paid to certain shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on their account applications, or on a separate IRS Form W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to withhold if it receives notice from the IRS that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of income. Similar backup withholding rules may apply to a shareholder's broker with respect to the proceeds of sales or other dispositions of the Fund's shares by such shareholder. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is provided to the IRS.

     The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they generally affect the taxation of the Fund and its shareholders. As noted above, these provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive. A further discussion of the U.S. federal income tax rules applicable to the Fund can be found in the Statement of Additional Information which is incorporated by reference into this prospectus. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, and local income or other taxes.

                                NET ASSET VALUE

     The Fund calculates the net asset value of its common shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m., Eastern Standard Time). For purposes of determining the net asset value of a common share, the value of securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses and indebtedness) and the aggregate liquidation value of any outstanding preferred shares is divided by the total number of common shares outstanding at such time. The Fund's expenses, including fees payable to Lehman Brothers Asset Management, First Trust and Investors Bank are accrued daily. Currently, the net asset values of shares of publicly traded closed-end investment companies investing in debt securities are published in Barron's, the Monday edition of The Wall Street Journal and the Monday and Saturday editions of The New York Times.

     The Fund generally values its portfolio securities using closing market prices or readily available market quotations. The Fund may use a pricing service or a pricing matrix to value some of its assets. When closing market prices or market quotations are not available or are considered by Lehman Brothers Asset Management to be unreliable, the Fund may use a security's fair value. Fair value is the valuation of a security determined in accordance with procedures approved by the Board of Trustees. The Fund also may use the fair value of a security, including a non-U.S. security, when Lehman Brothers Asset Management determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by the Fund could change on a day you cannot buy or sell shares of the Fund.

     Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of estimating market value. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Positions in options are valued at the last sale price on the market where any such option is principally traded. Positions in futures contracts are valued at closing prices for such contracts established by the exchange on which they are traded. Repurchase agreements are valued at cost plus accrued interest.

                             DESCRIPTION OF SHARES


     The Fund is authorized to issue an unlimited number of common shares, without par value. The Fund is also authorized to issue preferred shares. After the completion of this offering, the Fund will only have common shares outstanding. The Board of Trustees is authorized to classify and reclassify any issued shares into one or more additional classes or series of shares. The Board of Trustees may establish, designate and change such series or class, including preferred shares, from time to time by setting or changing in any one or more respects the preferences, voting powers, rights, duties and business purpose of such shares and may divide or combine the shares of any series or class into a greater or lesser number. See "Investment Objective and Principal Investment Strategies -- Leverage."


COMMON SHARES

     Common shares, when issued and outstanding, will be fully paid and non-assessable. Shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to holders of common shares upon liquidation of the Fund. Common shareholders are entitled to one vote for each share held.


     In the event that the Fund issues preferred shares and so long as any preferred shares are outstanding, holders of common shares will not be entitled to receive any net income of or other distributions from the Fund unless all accumulated dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to such distributions. See "Investment Objective and Principal Investment Strategies -- Leverage."


PREFERRED SHARES

     The Fund currently intends to leverage its portfolio through the issuance of preferred shares representing approximately 33 1/3% of the Fund's capital immediately after their issuance as part of its leverage strategy. The Board of Trustees reserves the right to issue preferred shares to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding preferred shares to 50% of the value of the Fund's total net assets (plus the aggregate amount of any senior securities of the Fund representing indebtedness). Although the terms of any preferred shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board of Trustees, subject to applicable law and the Fund's Declaration of Trust, the Fund currently intends to structure the preferred shares to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. The Fund may enter into interest rate swap or cap transactions for purposes of protecting itself from increasing dividends payable on its preferred shares. The Fund currently intends to structure the preferred shares so that the liquidation preference, voting rights and redemption provisions of the preferred shares will be similar to those stated below.

     In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of preferred shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per preferred share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares will not be entitled to any further participation in any distribution of assets by the Fund.

     The 1940 Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two Trustees at all times. The remaining Trustees will be elected by holders of common shares and preferred shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred shares have the right to elect a majority of the Trustees at any time two years' dividends on any preferred shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the preferred shares, and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See "Certain Provisions in the Declaration of Trust and By-Laws." As a result of these voting rights, the Fund's ability to take any such actions may be impeded to the extent that there are preferred shares outstanding. The Board of Trustees presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of preferred shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of common shares as a single class.


     The affirmative vote of the holders of a majority of the outstanding preferred shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of preferred shares. The class vote of holders of preferred shares described above will in each case be in addition to any other vote required to authorize the action in question.

     The terms of the preferred shares are expected to provide that: (i) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share; (ii) the Fund may tender for or purchase preferred shares; and (iii) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of preferred shares by the Fund will reduce the leverage applicable to the common shares, while any resale of preferred shares by the Fund will increase that leverage.

     The discussion above describes the possible offering of preferred shares by the Fund. If the Board of Trustees determines to proceed with such an offering, the terms of the preferred shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration of Trust. The Board of Trustees, without the approval of the holders of common shares, may authorize an offering of preferred shares or may determine not to authorize such an offering, and may fix the terms of the preferred shares to be offered.

                           CERTAIN PROVISIONS OF THE
                        DECLARATION OF TRUST AND BY-LAWS


     The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.


     The Board of Trustees is divided into three classes of approximately equal size. The terms of the Trustees of the different classes are staggered so that approximately one-third of the Board of Trustees is elected by shareholders each year.

     A Trustee may be removed from office with or without cause by a majority of Trustees if such removal is approved by a vote of the holders of at least 75% of the shares entitled to be voted on the matter.

     In addition, the Declaration of Trust requires the favorable vote of the holders of at least 75% of the Fund's shares to approve, adopt or authorize the following:

     - A merger or consolidation or statutory share exchange of the Fund with any other corporations;

     - A sale of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities); or

     - A liquidation or dissolution of the Fund.


Unless such action has been approved, adopted or authorized by the affirmative vote of at least 75% of the total number of Trustees fixed in accordance with the By-laws, in which case the affirmative vote of the holders of a majority of the Fund's shares entitled to be voted on the matter is required. Following any issuance of preferred shares by the Fund, it is anticipated that the approval, adoption or authorization of the foregoing also would require the favorable vote of the holders of a majority of the Fund's preferred shares then entitled to be voted, voting as a separate class.



     In addition, conversion of the Fund to an open-end investment company would require an amendment to the Declaration of Trust. The amendment would have to be declared advisable by the Board of Trustees prior to its submission to shareholders. Such an amendment would require the affirmative vote of the holders of at least 75% of the Fund's outstanding shares (including any preferred shares) entitled to be voted on the matter, voting as a single class (or a majority of such shares if the amendment was previously approved, adopted or authorized by 75% of the total number of Trustees fixed in accordance with the By-laws). Such a vote also would satisfy a separate requirement in the 1940 Act that the change be approved by the shareholders. Shareholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. All redemptions will be made in cash. If the Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the common shares would no longer be listed on the New York Stock Exchange.


     Conversion to an open-end investment company would also require changes in certain of the Fund's investment policies and restrictions, such as those relating to the borrowing of money.

     In addition, the Declaration of Trust requires approval by a majority of the Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 75% of the Trustees, in which case approved by a majority of the outstanding voting securities (as defined by the 1940 Act) of the Fund shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Fund. The 5% holder transactions subject to these special approval requirements are:

     - The merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;

     - The issuance of any securities of the Fund to any Principal Shareholder for cash;

     - The sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than $1 million, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a 12-month period; and

     - The sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1 million, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a 12-month period.


     The Declaration of Trust and By-laws provide that the Board of Trustees has the power, to the extent the By-Laws do not reserve the right to the shareholders, to make, alter or repeal any of the By-laws, subject to the requirements of applicable law. Neither this provision of the Declaration of Trust, nor any of the foregoing provisions thereof requiring the affirmative vote of the holders of 75% of outstanding shares of the Fund, can be amended or repealed except by the vote of such required number of shares.


     The By-laws generally require that advance notice be given to the Fund in the event a shareholder desires to nominate a person for election to the Board of Trustees or to transact any other business at an annual meeting of shareholders. With respect to an annual meeting following the first annual meeting of shareholders, notice of any such nomination or business must be delivered to or received at the principal executive offices of the Fund not less than 90 calendar days nor more than 120 calendar days prior to the anniversary date of the prior year's annual meeting (subject to certain exceptions). In the case of the first annual meeting of shareholders, the notice must be given no later than the tenth calendar day following public disclosure as specified in the By-laws of the date of the meeting. Any notice by a shareholder must be accompanied by certain information as provided in the By-laws.

                                  UNDERWRITING

     Pursuant to the underwriting agreement, which is filed as an exhibit to the registration statement relating to this prospectus, each of the underwriters named below, for whom Lehman Brothers Inc. is acting as representative, has severally agreed to purchase from the Fund the respective number of common shares shown opposite its name below.


                                                               NUMBER
UNDERWRITERS                                                  OF SHARES
------------                                                  ---------
Lehman Brothers Inc. .......................................
Fahnestock & Co. Inc. ......................................
Ferris, Baker Watts, Incorporated...........................
Fixed Income Securities LLC.................................
Janney Montgomery Scott LLC.................................
Jefferies & Company, Inc. ..................................
RBC Dain Rauscher Inc.......................................
Sands Brothers & Co., Ltd. .................................
Stifel, Nicolaus & Company, Incorporated....................
SunTrust Capital Markets, Inc...............................
Wedbush Morgan Securities Inc. .............................
                                                              --------
Total.......................................................
                                                              ========


     The underwriting agreement provides that the underwriters are obligated to purchase, subject to certain conditions, all of the Fund's common shares being offered if any are purchased, other than those covered by the over-allotment option described below. The conditions contained in the underwriting agreement include requirements that:

     - the representations and warranties made by the Fund to the underwriters are true;

     - there has been no material change in the financial markets; and

     - the Fund delivers customary closing documents to the underwriters.

OVER-ALLOTMENT OPTION

     The Fund has granted the underwriters an option to purchase up to an
aggregate of           additional common shares, exercisable to cover
over-allotments, if any, at the public offering price, less the sales load, within 45 days from the date of this prospectus. To the extent the underwriters exercise this option, each underwriter will be committed, so long as the conditions of the underwriting agreement are satisfied, to purchase a number of additional shares proportionate to that underwriter's initial commitment as indicated in the preceding table and the Fund will be obligated to sell the additional common shares to the underwriters.

SALES LOAD AND EXPENSES


     The representative has advised the Fund that the underwriters propose to offer the common shares directly to the public at the public offering price presented on the cover page of this prospectus, and to selected dealers, that may include the underwriters, at the public offering price less a selling concession not in excess of $0.45 per share. The sales load of $0.675 per share is equal to 4.50% of the initial offering price. The underwriters may allow, and the selected dealers may re-allow, a concession not in excess of $0.10 per share to brokers and dealers. Notwithstanding the foregoing, certain underwriters may pay up to an additional $0.02 per share from the sales load to certain dealers pursuant to existing arrangements with such dealers. Investors must pay for any
common shares purchased on or before           , 2003. After the offering, the
underwriters may change the offering price and other selling terms.


     The representative has advised the Fund that the underwriters do not intend to confirm any sales to any account over which they exercise discretionary authority.

     The following table shows the public offering price, sales load, estimated offering expenses and proceeds to the Fund. The information assumes either no exercise or full exercise by the underwriters of their over-allotment option.

                                                                             TOTAL
                                                                  ---------------------------
                                                      PER SHARE   NO EXERCISE   FULL EXERCISE
                                                      ---------   -----------   -------------
Public offering price...............................   $ 15.00
Sales load..........................................   $ 0.675
Estimated offering expenses.........................   $  0.03
Proceeds to the Fund................................   $14.295


     The Fund estimates that the total expenses of the offering, including registration, filing and listing fees, printing fees and legal and accounting fees, but excluding the sales load, will be $600,000. The Fund has agreed to pay the underwriters $0.005 per common share as a partial reimbursement of expenses incurred in connection with the offering. Lehman Brothers Asset Management has agreed to pay (i) all of the Fund's organizational expenses and (ii) all offering costs (other than the sales load) associated with the sale of common shares that exceed $0.03 per common share.



     Total compensation paid to the underwriters and to First Trust, plus reimbursement of expenses paid by the Fund to the underwriters, will not exceed 9% of the aggregate initial offering price of the common shares. Compensation paid to the underwriters and to First Trust will consist of: (i) the sales load of 4.50% of the offering price; (ii) an ongoing monthly fee paid by Lehman Brothers Asset Management to First Trust for distribution assistance and after-market support services that is computed at the annual rate of 0.15% of the Fund's average daily Managed Assets; (iii) an ongoing monthly fee paid by the Fund to First Trust for investor services that is computed at the annual rate of 0.05% of the Fund's average daily Managed Assets; and (iv) a one-time fee of $100,000 paid by the underwriters (not the Fund) to First Trust for distribution assistance and after-market support services.


LOCK-UP AGREEMENT

     The Fund has agreed that, without the prior written consent of the representative it will not, directly or indirectly, offer, sell, pledge or otherwise dispose of any common shares or any securities which may be converted into or exchanged for common shares or enter into any derivative transaction with similar effect as a sale of common shares for a period of 180 days from the date of this prospectus, except for the sale of the common shares to the underwriters pursuant to the underwriting agreement and certain transactions relating to the Plan. The representative, in its discretion, may release the common shares subject to the lock-up agreement in whole or in part at any time with or without notice.

INDEMNIFICATION

     The Fund has agreed to indemnify the underwriters against certain liabilities relating to the offering, including liabilities under the Securities Act and liabilities arising from breaches of the representations and warranties contained in the underwriting agreement and to contribute to payments that the underwriters may be required to make for those liabilities.

STABILIZATION, SHORT POSITIONS, AND PENALTY BIDS

     In connection with this offering, the underwriters may engage in over-allotment, stabilizing transactions, syndicate short covering transactions, and penalty bids or purchases for the purpose of pegging, fixing or maintaining the price of the Fund's common shares, in accordance with Regulation M under the Securities Exchange Act of 1934:

     - Over-allotment involves sales by the underwriters of shares in excess of the number of shares the underwriters are obligated to purchase, which creates a syndicate short position. The short position may be either a covered short position or a naked short position. In a covered short position, the number of shares over-allotted by the underwriters is not greater than the number of shares that they may purchase in the over-allotment option. In a naked short position, the number of shares involved is greater than the number of shares in the over-allotment option. The underwriters may close out any short position by either exercising their over-allotment option, in whole or in part, or purchasing shares in the open market.

     - Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum.

     - Syndicate short covering transactions involve open market purchases of common shares after the distribution has been completed in order to cover syndicate short positions. In determining the source of shares to close out the short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the over-allotment option. If the underwriters sell more shares than could be covered by the over-allotment option, a naked short position, the position can only be closed out by buying shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there could be a downward pressure on the price of the shares in the open market after pricing that could adversely affect investors who purchase in the offering.

     - Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when the common shares originally sold by the syndicate member are purchased in a stabilizing or syndicate covering transaction to cover syndicate short positions.

     These stabilizing transactions, syndicate covering transactions and penalty bids may have the effect of raising or maintaining the market price of the common shares or preventing or slowing a decline in the market price of the common shares. As a result, the price of the common shares may be higher than the price that might otherwise exist in the open market.

     Neither the Fund nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the common shares. In addition, neither the Fund nor any of the underwriters makes any representation that the underwriters will engage in these stabilizing transactions or that any transaction, once commenced, will not be discontinued without notice.

LISTING


     Prior to this offering, there has been no market for the common shares. The common shares have been conditionally approved for listing on the New York Stock Exchange under the symbol "LBC," subject to notice of issuance. In connection with that listing, the underwriters have undertaken to sell the minimum number of common shares to the minimum number of beneficial owners in the United States necessary to meet the New York Stock Exchange listing requirements. The minimum investment requirement is 100 common shares.


ELECTRONIC DISTRIBUTION

     A prospectus in electronic format may be made available on the Internet sites or through other online services maintained by one or more of the underwriters or selling group members participating in this offering, or by their affiliates. In those cases, prospective investors may view offering terms online and, depending upon the particular underwriter or selling group member, prospective investors may be allowed to place orders online. The underwriters may agree with the Fund to allocate a specific number of shares for sale to online brokerage account holders. Any such allocation for online distributions will be made by the underwriters on the same basis as other allocations.

     Other than the prospectus in electronic format, the information on any underwriter's or selling group member's web site and any information contained in any other web site maintained by an underwriter or selling group member is not part of this prospectus or the registration statement of which this prospectus forms a part, has not been approved or endorsed by the Fund or any underwriter or selling group member in its capacity as an underwriter or a selling group member and should not be relied upon by investors. The underwriters and selling group members are not responsible for information contained in websites that they do not maintain.

CERTAIN RELATIONSHIPS AND FEES

     Lehman Brothers Asset Management, the Fund's investment adviser, and Lincoln Capital, the Fund's sub-adviser, are affiliates of the representative.

     The Fund anticipates that the underwriters may from time to time act as brokers or dealers in executing the Fund's portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities and, therefore, can be expected to engage in portfolio transactions with the Fund.

     Lehman Brothers Asset Management has provided the initial capital for the Fund by purchasing 6,667 common shares of the Fund for $100,005. As of the date of this prospectus, Lehman Brothers Asset Management owned 100% of the outstanding common shares. Lehman Brothers Asset Management may be deemed to control the Fund until such time as it owns less than 25% of the outstanding voting securities of the Fund, which is expected to occur as of the completion of this offering.

ADDRESSES

     The principal office of the representative is: Lehman Brothers Inc., 745 Seventh Avenue, New York, New York 10019.


     The address of First Trust is 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532.

        CUSTODIAN, TRANSFER AGENT, DIVIDEND PAYING AGENT, AND REGISTRAR

     The Fund's securities and cash will be held under a custodian agreement with Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116. Investors Bank & Trust Company will also be the Fund's transfer agent, registrar and dividend paying agent. It will also provide certain administrative services to the Fund for the Fund's shares.

                                 LEGAL MATTERS

     Certain legal matters in connection with the shares offered hereby have been passed on for the Fund by Schulte Roth & Zabel LLP, New York, New York. Certain matters have been passed upon for the underwriters by Simpson Thacher & Bartlett LLP, New York, New York. Schulte Roth & Zabel LLP and Simpson Thacher & Bartlett LLP may rely as to certain matters of Delaware law on the opinion of Richards, Layton & Finger, P.A., Wilmington, Delaware.

                              INDEPENDENT AUDITORS

     Ernst & Young LLP, located at 5 Times Square, New York, New York 10036, have been appointed the independent auditors of the Fund and will be responsible for auditing the annual financial statements of the Fund.

           TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION


                                                              PAGE
                                                              ----
Fund History................................................    1
Investment Objective and Policies...........................    1
Investment Restrictions.....................................   10
Management of the Fund......................................   12
Investment Adviser, Sub-Adviser, Distribution and Marketing
  Agent and Servicing Agent.................................   17
Portfolio Transactions......................................   21
Repurchase of Common Shares.................................   23
U.S. Federal Income Tax Matters.............................   25
Performance-related, Comparative, and Other Information.....   29
Experts.....................................................   31
Additional Information......................................   32
Financial Information.......................................   32
Appendix A -- Performance of Similar Accounts...............  A-1
Appendix B -- Description of Ratings........................  B-1
Appendix C -- Proxy Voting Policies.........................  C-1
Appendix D -- Advertising Materials.........................  D-1

                                             Shares

              LEHMAN BROTHERS/FIRST TRUST INCOME OPPORTUNITY FUND

                                 Common Shares
                                $15.00 per share

                          ---------------------------

                                   PROSPECTUS
                                           , 2003
                          ---------------------------

                                LEHMAN BROTHERS


                             FAHNESTOCK & CO. INC.

                              FERRIS, BAKER WATTS
                                  INCORPORATED

                            FIDELITY CAPITAL MARKETS


                          FIXED INCOME SECURITIES LLC

                          JANNEY MONTGOMERY SCOTT LLC
                           JEFFERIES & COMPANY, INC.

                              RBC CAPITAL MARKETS

                           SANDS BROTHERS & CO., LTD.
                           STIFEL, NICOLAUS & COMPANY
                                  INCORPORATED
                           SUNTRUST ROBINSON HUMPHREY

                         WEDBUSH MORGAN SECURITIES INC.

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

              Lehman Brothers/First Trust Income Opportunity Fund


                  SUBJECT TO COMPLETION DATED           , 2003


                      STATEMENT OF ADDITIONAL INFORMATION

     Lehman Brothers/First Trust Income Opportunity Fund (the "Fund") is a newly organized, diversified, closed-end management investment company. This statement of additional information (the "Statement of Additional Information") relating to common shares of the Fund does not constitute a prospectus, but should be
read in conjunction with the prospectus relating thereto dated                ,
2003 and as it may be supplemented. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing common shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling 1-800-988-5196.

     The prospectus and this Statement of Additional Information are part of the registration statement filed with the Securities and Exchange Commission (the "Commission"), Washington, D.C., which includes additional information regarding the Fund. The registration statement may be obtained from the Commission upon payment of the fee prescribed, inspected at the Commission's office at no charge or inspected on the Commission's website at http://www.sec.gov.

                               TABLE OF CONTENTS


                                                               PAGE
                                                               ----
Fund History................................................     1
Investment Objective and Policies...........................     1
Investment Restrictions.....................................    10
Management of the Fund......................................    12
Investment Adviser, Sub-Adviser, Distribution and Marketing
  Agent and Servicing Agent.................................    17
Portfolio Transactions......................................    21
Repurchase of Common Shares.................................    23
U.S. Federal Income Tax Matters.............................    25
Performance-Related, Comparative, and Other Information.....    29
Experts.....................................................    31
Additional Information......................................    32
Financial Information.......................................    32
Appendix A -- Performance of Similar Accounts...............   A-1
Appendix B -- Description of Ratings........................   B-1
Appendix C -- Proxy Voting Policies.........................   C-1
Appendix D -- Advertising Materials.........................   D-1


    This Statement of Additional Information is dated                , 2003.

                                  FUND HISTORY

     The Fund is a diversified, closed-end management investment company. It was organized as a statutory trust under the laws of the State of Delaware on April 8, 2003, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Much of the information contained in this Statement of Additional Information expands on subjects discussed in the prospectus. Unless otherwise defined herein, capitalized terms used in this document have the same meanings given them in the prospectus.

                       INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is to seek high total return (income plus capital appreciation). The Fund's investment objective is a fundamental policy and may not be changed without the approval of a majority of the outstanding voting securities (as defined by the 1940 Act) of the Fund. The prospectus presents the Fund's principal investment strategies and risks of the Fund. This section supplements the disclosure in the prospectus and provides additional information on the Fund's investment policies and restrictions. Capitalized terms used herein have the meaning defined in the prospectus unless otherwise defined herein. Under normal market conditions, the Fund will invest at least 80% of its managed assets (net assets, including assets attributable to any outstanding preferred shares, plus the aggregate principal amount of any borrowings) ("Managed Assets") in below investment grade (high yield) debt securities (including corporate loans) of U.S. and foreign issuers.

FUND INVESTMENTS

     Corporate Loans and Participations. The Fund may invest directly or through a private investment fund in corporate loans, including participations in corporate loans (collectively, "corporate loans"). Corporate loans may be subject to liquidity risks because they are traded in an over-the-counter market.

     Corporate loans, like most other debt obligations, are subject to the risk of default. While all investments involve some amount of risk, corporate loans generally involve less risk than equity instruments of the same issuer because the payment of principal of and interest on debt is a contractual obligation of the issuer that, in most instances, takes precedence over the payment of dividends, or the return of capital, to the issuer's shareholders.

     Although the Fund may invest in corporate loans that are fully collateralized with assets with a market value that, at the time of acquisition, equals or exceeds the principal amount of the corporate loan, the value of the collateral may decline below the principal amount of the corporate loan subsequent to the date of the Fund's investment. In addition, to the extent that the collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund will be subject to the risk that this stock may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the loan to be undercollateralized. There is no assurance that the sale of collateral would raise enough cash to satisfy the borrower's payment obligation or that the collateral can or will be liquidated. Some or all of the corporate loans held by the Fund may not be secured by any collateral, and such loans entail greater risk than secured bank loans.

     Corporate loans are also subject to the risk of default on scheduled interest or principal payments. In the event of a failure to pay scheduled interest or principal payments on corporate loans held by the Fund, the Fund could experience a reduction in its income, would experience a decline in the market value of the particular corporate loan so affected, and may experience a decline in the net asset value of its shares or the amount of its dividends. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. To the extent that the Fund's investment is in a corporate loan acquired from another lender, the Fund may be subject to certain credit risks with respect to that lender.

     The Fund may acquire corporate loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including corporate loans issued in highly leveraged transactions. The Fund may even acquire and retain in its portfolio corporate loans of borrowers that have filed for bankruptcy protection or that have had involuntary bankruptcy petitions filed against them by creditors.

     In the event of the bankruptcy, receivership, or other insolvency proceeding of a borrower, the Fund could experience delays or limitations with respect to its ability to collect the principal of and interest on the corporate loan and with respect to its ability to realize the benefits of the collateral securing the corporate loan, if any. Among the credit risks involved in such a proceeding are the avoidance of the corporate loan as a fraudulent conveyance; the restructuring of the payment obligations under the corporate loan (including, without limitation, the reduction of the principal amount, the extension of the maturity, and the reduction of the interest rate thereon); the avoidance of the pledge of collateral securing the corporate loan as a fraudulent conveyance or preferential transfer; the discharge of the obligation to repay that portion of the corporate loan that exceeds the value of the collateral; and the subordination of the Fund's rights to the rights of other creditors of the borrower under applicable law. Similar delays or limitations of the Fund's ability to collect the principal of and interest on the corporate loan and with respect to its ability to realize the benefits of the collateral securing the corporate loan may arise in the event of the bankruptcy, receivership, or other insolvency proceeding of an original lender or an agent.

     Lincoln Capital Fixed Income Management Company, LLC ("Lincoln Capital"), the Fund's sub-adviser, anticipates that investment decisions on corporate loans will be based largely on the credit analysis performed by Lincoln Capital's investment personnel and not on analysis prepared by rating agencies or other independent parties, and such analysis may be difficult to perform for many borrowers and issuers. Lincoln Capital may also utilize information prepared and supplied by the agent or other lenders. Information about interests in corporate loans generally will not be in the public domain, and interests are often not currently rated by any nationally recognized rating service. Many borrowers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, borrowers are required to provide financial information to lenders, including the Fund, and information may be available from other corporate loan participants or agents that originate or administer corporate loans. There can be no assurance that Lincoln Capital's analysis will disclose factors that may impair the value of a corporate loan. A serious deterioration in the credit quality of a borrower could cause a permanent decrease in the Fund's net asset value.

     There is no minimum rating or other independent evaluation of a borrower or its securities limiting the Fund's investments. Although a corporate loan often is not rated by any rating agency at the time the Fund purchases the corporate loan, rating agencies have become more active in rating an increasing number of corporate loans and at any given time a substantial portion of the corporate loans in the Fund's portfolio may be rated. Although Lincoln Capital may consider such ratings when evaluating a corporate loan, it does not view such ratings as a determinative factor in its investment decisions. The lack of a rating may not necessarily imply that a corporate loan is of lesser investment quality. The Fund may invest its assets in corporate loans rated below investment grade or that are unrated but of comparable quality.

     While debt instruments generally are subject to the risk of changes in interest rates, the interest rates of corporate loans in which the Fund may invest would adjust with a specified interest rate. Thus, the risk that changes in interest rates would affect the market value of such corporate loans is significantly decreased, but is not eliminated.

     Variable and Floating Rate Instruments. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, with ranges from daily to annually, or may be event-based, such as based on a change in the prime rate. The Fund may invest in floating rate debt instruments ("floaters"). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, although the Fund will participate in any declines in interest rates as well. The Fund also may invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

     Pay-In-Kind and Zero Coupon Bonds. The Fund may invest in pay-in-kind and zero coupon bonds. These securities generally are issued at a discount from their face value because interest payments are typically postponed until maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. The market prices in pay-in-kind and zero coupon bonds generally are more volatile than the market prices of interest- bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. The Fund's investments in pay-in-kind and zero coupon bonds may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

     When-Issued and Delayed Delivery Securities. The Fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the Fund prior to the actual delivery or payment by the other party to the transaction. The Fund will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. The Fund's obligations with respect to when-issued and delayed delivery transactions will be subject to the leverage limitations of the 1940 Act, and which are discussed in the prospectus, unless the Fund segregates cash or liquid assets in an amount marked to market on a daily basis equal to the Fund's obligation.

     Asset-Backed & Mortgage-Backed Securities. The Fund may invest in asset-backed securities, including mortgage-backed securities. These securities entitle the holders to receive payments that depend primarily on the cash flow from, or market value of, a specified pool of financial assets, either fixed or revolving, that by their terms convert into cash within a finite time period, together with rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of the asset-backed securities. The investment characteristics of asset-backed securities (including mortgage-backed securities) differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying loans or other assets generally may be prepaid at any time. Thus, asset-backed securities (including mortgage-backed securities) may be subject to prepayment risk and to extension risk to a greater degree than other fixed income securities.

     When interest rates fall appreciably, mortgage borrowers tend to refinance and prepay their mortgages, increasing the principal payments from the pool. The proceeds can be reinvested, but only at lower interest rates. Thus, although the value of mortgage-backed securities will generally decrease when interest rates are rising in the same way as other bonds, their value may not increase to the same extent when interest rates are falling.

     Asset-backed securities entail certain additional risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable, or state or federal laws protecting the debtor. Certain collateral may be difficult to locate in the event of default, and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities.

     Real Estate Investment Trusts ("REITs") and Associated Risk Factors. REITs are companies that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value.

Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

     Investing in REITs involves certain unique risks in addition to those associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs also are generally dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also exposed to risks associated with that industry.

     REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

     REITs may have limited financial resources and may trade less frequently and in a more limited volume than larger company securities.

     Money Market Instruments. The Fund may invest in money market instruments and shares of money market funds.

     Money market instruments that the Fund may acquire will be securities rated in the highest short-term rating category by Moody's or S&P or the equivalent from another major rating service, securities of issuers that have received such ratings with respect to other short-term debt, or unrated debt securities determined by Lincoln Capital to be of comparable quality. Money market instruments in which the Fund expects to invest include: government securities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of U.S. or foreign banks); commercial paper rated P-1 by Moody's or A-1 by S&P; and repurchase agreement. The Fund (i) currently intends to apply for an exemption from the Commission to permit it to engage in principal transactions in money market instruments with certain "affiliated persons" of the Fund (as defined by the 1940 Act and the rules thereunder) ("Affiliated Persons"), including affiliates of Lehman Brothers Asset Management Inc. ("Lehman Brothers Asset Management"), the Fund's investment adviser, and (ii) may apply for an exemption from the Commission to invest in money market funds that may be considered to be Affiliated Persons of the Fund. Although the Commission has granted similar exemptions in the past, there is no guarantee that the Commission will grant either of these exemptions.

     Reverse Repurchase Agreements and Repurchase Agreements. The Fund may enter into reverse repurchase and repurchase agreements. When the Fund enters into a reverse repurchase agreement, it "sells" securities to a broker-dealer or financial institution, and agrees to repurchase such securities on a mutually agreed date for the price paid by the broker-dealer or financial institution, plus interest at a negotiated rate. In a repurchase transaction, the Fund "buys" securities issued from a broker-dealer or financial institution, subject to the obligation of the broker-dealer or financial institution to repurchase such securities at the price paid by the Fund, plus interest at a negotiated rate. The use of repurchase and reverse repurchase agreements by the Fund involves certain risks. For example, if the seller of securities to the Fund under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. It is possible, in a bankruptcy or liquidation scenario, that the Fund may not be able to substantiate its interest in the underlying securities. Finally, if a seller defaults on its obligation to repurchase securities under a repurchase agreement, the Fund may suffer a loss to the extent that it is forced to liquidate its position in the market, and proceeds from the sale of the underlying securities are less than the repurchase price agreed to by the defaulting seller. Similar risks arise in the event of the bankruptcy or insolvency of the buyer under a repurchase agreement.

     Securities Lending. To earn additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to 33 1/3% of its Managed Assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Increases or decreases in the market value of a security lent will affect the Fund and its shareholders.

     When the Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans. Pursuant to an exemptive order issued by the Commission, the Fund may lend portfolio securities, subject to certain limits and prohibitions, to Affiliated Persons.

     Credit Default Swaps. The Fund may enter into credit default swap contracts for hedging purposes or to add leverage to the portfolio. When used for hedging purposes, the Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. The Fund will not enter into a credit default swap in which it is the seller if, as a result, the notional amount of all such swaps would exceed 10% of the Fund's Managed Assets. The Fund's obligation as the seller of a credit default swap will be subject to the leverage limitations of the 1940 Act, and which are discussed in the prospectus, unless the Fund segregates assets in the form of cash or liquid investments in an amount marked to market on a daily basis equal to its obligation under the swap. Lincoln Capital currently considers credit default swaps to be illiquid for purposes of the Fund's 20% restriction on illiquid investments.

     Futures Contracts and Options on Futures Contracts. To hedge against changes in securities prices or currency exchange rates or to seek to increase total return, the Fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. A futures contract may generally be described as an agreement between two parties to buy and sell a specified quantity of a particular commodity for an agreed price on a specified future date (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract). The futures contracts may be based on certain securities (such as U.S. government securities), securities indices, non-U.S. currencies and other financial instruments and indices. The Fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. All futures contracts entered into by the Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") or on non-U.S. exchanges.

     When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the Fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. The Fund can purchase futures contracts on a non-U.S. currency to establish the price in U.S. dollars of a security denominated in such currency that the Fund has acquired or expects to acquire.

     Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

     Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that the Fund owns or proposes to acquire. The Fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or non-U.S. currency rates that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, the Fund may sell futures contracts in a non-U.S. currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of Lincoln Capital, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, Lincoln Capital will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by causing the Fund to enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

     On other occasions, the Fund may take a "long" position by purchasing futures contracts. This may be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

     Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

     The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with the writing of options on futures.

     The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

     Other Considerations. The Fund will engage in futures and related options transactions only for bona fide hedging or non-hedging purposes in accordance with CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which the Fund expects to purchase. Except as stated below, the Fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are denominated) that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are denominated) it intends to purchase. As evidence of this hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities or assets denominated in the related currency in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

     In accordance with CFTC regulations, the Fund is permitted to engage in non-hedging transactions, provided that:

          (i) its pro rata share of the sum of the amount of initial margin deposits on futures contracts entered into by the Fund and premiums paid for unexpired options with respect to such contracts so that it does not exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options (in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation); or

          (ii) the aggregate "notional value" (i.e., the size of the contract, in contract units, times the current market price (futures position) or strike price (options position) of each such unit) of the contract, so that it does not exceed the liquidation value of the Fund, after taking into account unrealized profits and unrealized losses on such contracts and options.

     The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for federal income tax purposes.

     Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities or currencies, require the Fund to segregate assets to cover such contracts and options.

     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

     Options on Securities and Securities Indices. The Fund may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

     Writing Call and Put Options on Securities. A call option written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by the Fund are covered, which means that the Fund will own the securities subject to the options as long as the options are outstanding, or the Fund will use the other methods described below. The Fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the Fund may forgo the opportunity to profit from an increase in the market price of the underlying security.

     A put option written by the Fund would obligate the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by the Fund would be covered, which means that the Fund would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, the Fund accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.

     Call and put options written by the Fund will also be considered to be covered to the extent that the Fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the Fund. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position.

     Writing Call and Put Options on Securities Indices. The Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

     The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. The Fund may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.

     Purchasing Call and Put Options. The Fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

     The Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's holdings. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

     The Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

     Risks of Trading Options. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     The Fund may purchase and sell both options that are traded on U.S. and options traded over the counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

     Transactions by the Fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Lehman Brothers Asset Management or Lincoln Capital. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

     The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on Lincoln Capital's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

     In addition to the risks of imperfect correlation between the Fund's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

                            INVESTMENT RESTRICTIONS

     The Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority of the Fund's outstanding shares, as defined by the 1940 Act (a "Majority Shareholder Vote"). If the Fund issues a class of preferred shares, the investment restrictions could not be changed without the approval of a majority of the outstanding common and preferred shares, voting together as a class, and the approval of a majority of the outstanding preferred shares, voting separately by class. The Fund may not:

          1. With respect to 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer. These limitations do not apply to investments in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

          2. Purchase any security if, as a result of such purchase, 25% or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in any single industry; provided, that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

          3. Issue senior securities or borrow money, except to the extent permitted under the 1940 Act or as otherwise permitted by the Commission.

          4. Make loans of money or property to any person, except through the purchase of debt securities, including corporate loans and other financial instruments, in accordance with the Fund's investment policies, loans of portfolio securities or the acquisition of securities subject to repurchase agreements.

          5. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter when disposing of its portfolio investments.

          6. Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate, or issued by companies that invest or deal in real estate or real estate investment trusts.

          7. Invest in commodities or commodity contracts, except that the Fund may purchase or sell financial futures (and related options), foreign currencies (including currency options), and derivatives.

     In addition to the foregoing fundamental investment restrictions, the Fund's investment objective is a fundamental policy which cannot be changed by the Fund's Board of Trustees ("Board of Trustees" or "Board") without a Majority Shareholder Vote.

     The Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board. The Fund must:

          1. Diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (a) at least 50% of the value of the Fund's total assets is represented by cash and cash items, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

          2. Not invest in securities of other investment companies, except to the extent permitted by the 1940 Act and the rules thereunder, or as may be permitted by an order of the Commission under the 1940 Act, or other relief from the provisions of the 1940 Act.

     With respect to these investment restrictions and other policies described in this Statement of Additional Information or the prospectus (except the Fund's policies on borrowings and the issuance of senior securities set forth above), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

                             MANAGEMENT OF THE FUND

TRUSTEES OF THE FUND

     The Board of Trustees will provide broad supervision over the Fund's affairs. The Fund's Trustees (the "Trustees") meet periodically throughout the year to oversee the Fund's activities, reviewing, among other things, the Fund's performance and its contractual arrangements with various service providers. Each Trustee is paid a fee for his or her services. The officers of the Fund are responsible for the Fund's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years.

     The Trustees are not required to contribute to the capital of the Fund or to hold shares of the Fund. A majority of the Trustees are persons who are not "interested persons" (as defined by the 1940 Act) of the Fund (collectively, the "Independent Trustees").


     The Board of Trustees has an Audit Committee which consists of General James E. Dalton, Margaret M. (Peggy) Eisen, Michael M. Knetter, Eugene A. Matthews, and George W. Morriss. The principal functions of the Audit Committee are: (i) to recommend to the Board of Trustees the appointment of the Fund's independent auditors, (ii) to meet separately with the independent auditors (and counsel for Independent Trustees) and review the scope and anticipated costs of the audit, and (iii) to receive and consider a report from the independent auditors concerning their conduct of the audit, including any comments or recommendations they deem appropriate. The Board of Trustees, in its business judgment, and after due inquiry has determined that Mr. Morriss is an "audit committee financial expert."


     The Board of Trustees has a Nominating Committee which consists of General James E. Dalton, Margaret M. (Peggy) Eisen, Michael M. Knetter, Eugene A. Matthews, and George W. Morriss. The principal function of the Nominating Committee is to consider, as it deems necessary and appropriate, the nomination and selection of potential candidates to serve as Independent Trustees of the Fund and such other responsibilities as may be determined by the Independent Trustees.

     Because the Fund is newly organized, the Audit Committee has met only once and the Nominating Committee has not met since the Fund was organized.

     Set forth below is information about the Trustees of the Fund. The address for each Trustee is Lehman Brothers Asset Management Inc., 399 Park Avenue, New York, NY 10022.

                                                                                      NUMBER OF
                                                                                     PORTFOLIOS
                                                                                     OVERSEEN IN
                                                                                       LEHMAN
                                        TERM OF                                       BROTHERS
                                       OFFICE AND                                       ASSET
                                       LENGTH OF                                     MANAGEMENT    OTHER TRUSTEESHIPS HELD OUTSIDE
NAME AND                   POSITION       TIME      PRINCIPAL OCCUPATIONS FOR LAST      FUNDS         OF LEHMAN BROTHERS ASSET
DATE OF BIRTH              WITH FUND     SERVED               FIVE YEARS               COMPLEX        MANAGEMENT FUNDS COMPLEX
-------------              ---------   ----------   ------------------------------   -----------   -------------------------------
INDEPENDENT TRUSTEES:
General James E. Dalton,   Trustee     3 Year       Chair of the Audit Committee          3        None
  USAF (Retired)                       Term and     at William Lyon Homes, a home
  10/17/1930                           Trustee      building business (since
                                       since 2003   1991); Director of Defense
                                                    Group Inc., a defense business
                                                    (since 1999); Director of
                                                    Finance America, a mortgage
                                                    business (since 2002);
                                                    formerly, Vice President of
                                                    Logicon Inc., a wholly owned
                                                    subsidiary of Northrop Grumman
                                                    (1985-1998); General Manager
                                                    of Logicon's Defense
                                                    Technology Group (1995-1998).

                                                                                      NUMBER OF
                                                                                     PORTFOLIOS
                                                                                     OVERSEEN IN
                                                                                       LEHMAN
                                        TERM OF                                       BROTHERS
                                       OFFICE AND                                       ASSET
                                       LENGTH OF                                     MANAGEMENT    OTHER TRUSTEESHIPS HELD OUTSIDE
NAME AND                   POSITION       TIME      PRINCIPAL OCCUPATIONS FOR LAST      FUNDS         OF LEHMAN BROTHERS ASSET
DATE OF BIRTH              WITH FUND     SERVED               FIVE YEARS               COMPLEX        MANAGEMENT FUNDS COMPLEX
-------------              ---------   ----------   ------------------------------   -----------   -------------------------------
Margaret M. (Peggy) Eisen  Trustee     1 Year       Board of Directors, Chair of          3        Board of Trustees for Liberty
  6/19/1953                            Term and     Compensation Committee, and                    Acorn Family of Mutual Funds of
                                       Trustee      Member of the Audit Committee                  Wanger Asset Management (since
                                       since 2003   of Antigenics Corporation, a                   2002).
                                                    biopharmaceutical company
                                                    (since 2003); Managing
                                                    Director of DeGuardiola
                                                    Advisors, an investment bank
                                                    specializing in mergers and
                                                    acquisitions of investment
                                                    management firms (2001-2002);
                                                    Managing Director of North
                                                    American Equities of General
                                                    Motors Investment Management
                                                    Corporation (1995-2001).
Michael M. Knetter         Trustee     2 Year       Dean of the University of             3        None
  4/8/1960                             Term and     Wisconsin-Madison School of
                                       Trustee      Business (since 2002); prior
                                       since 2003   thereto, Professor of
                                                    International Economics and
                                                    Associate Dean at the Amos
                                                    Tuck School of Business --
                                                    Dartmouth College (1997-
                                                    2002).
Eugene A. Matthews         Trustee     1 Year       Senior Fellow of Asia Studies         3        None
  11/9/1958                            Term and     for the Council of Foreign
                                       Trustee      Relations (since 2001);
                                       since 2003   President of Nintai Capital,
                                                    Inc., an investment advisory
                                                    firm that is primarily focused
                                                    on Japan's private equity
                                                    market and general Asian
                                                    investments (since 1997);
                                                    formerly, Partner of
                                                    Apax-Globis Japan, Inc., a
                                                    private equity investment firm
                                                    specializing in venture
                                                    capital and buyout investments
                                                    in Japan (1998-2000).
George W. Morriss          Trustee     3 Year       Executive Vice President and          3        None
  9/24/1947                            Term and     Chief Financial Officer of
                                       Trustee      People's Bank, a diversified
                                       since 2003   financial services company
                                                    providing commercial,
                                                    consumer, insurance and
                                                    investment services (1991-
                                                    2001).
INTERESTED TRUSTEES:
Stephanie E. Dolan         Trustee     2 Year       Senior Vice President of              3        None
  4/4/1963                 and         Term and     Lehman Brothers Inc. (since
                           Assistant   Trustee      1992); Controller of Lehman
                           Treasurer   since 2003   Brothers Asset Management.

                                                                                      NUMBER OF
                                                                                     PORTFOLIOS
                                                                                     OVERSEEN IN
                                                                                       LEHMAN
                                        TERM OF                                       BROTHERS
                                       OFFICE AND                                       ASSET
                                       LENGTH OF                                     MANAGEMENT    OTHER TRUSTEESHIPS HELD OUTSIDE
NAME AND                   POSITION       TIME      PRINCIPAL OCCUPATIONS FOR LAST      FUNDS         OF LEHMAN BROTHERS ASSET
DATE OF BIRTH              WITH FUND     SERVED               FIVE YEARS               COMPLEX        MANAGEMENT FUNDS COMPLEX
-------------              ---------   ----------   ------------------------------   -----------   -------------------------------
Scott Hall                 Trustee     2 Year       Managing Director of First            1        None
  1/12/1957                            Term and     Trust Advisors L.P. and First
                                       Trustee      Trust Portfolios L.P. (since
                                       since 2003   1992)
Kurt A. Locher             Chairman    3 Year       Managing Director of Lehman           3        None
  5/9/1966                 and         Term and     Brothers Inc. (since 1998);
                           Trustee     Trustee      Managing Director of Lehman
                                       since 2003   Brothers Asset Management
                                                    (since 2003); Vice President
                                                    of Lincoln Capital (since
                                                    2003); Director of BNC
                                                    Mortgage Inc. (since 2000),
                                                    Finance America LLC (since
                                                    1999), and TrueLink Inc.
                                                    (since 1999); prior thereto
                                                    President of Lehman Brothers
                                                    Bank, F.S.B. (1999); and
                                                    Senior Vice President of
                                                    Lehman Brothers Inc.
                                                    (1995-1998).

     Election of Trustees is non-cumulative. Accordingly, holders of a majority of the outstanding common shares may elect all of the trustees up for election.

     All positions held by persons who are "interested persons" (as defined by the 1940 Act) (the "Interested Trustees") are held with affiliates of the Fund and the underwriter. No person who is not an interested person of the Fund owns beneficially of record any security of the investment adviser, sub-adviser, or principal underwriter or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the investment adviser, sub-adviser or principal underwriter.


     The Board of Trustees has delegated to Lincoln Capital the authority to vote proxies on behalf of the Fund. The Board of Trustees have approved Lincoln Capital's proxy voting guidelines and procedures, which are attached to this Statement of Additional Information as Appendix C.


TRUSTEE OWNERSHIP OF FUND SHARES

     Set forth below is the dollar range of the Trustees' investment in the
Fund, as of           , 2003.

                                                        DOLLAR RANGE OF     AGGREGATE DOLLAR RANGE OF
TRUSTEES                                               INVESTMENT IN FUND   INVESTMENT IN FUND COMPLEX
--------                                               ------------------   --------------------------
General James E. Dalton, USAF........................          $0                       $0
Margaret M. (Peggy) Eisen............................          $0                       $0
Michael M. Knetter...................................          $0                       $0
Eugene A. Matthews...................................          $0                       $0
George W. Morriss....................................          $0                       $0
Stephanie E. Dolan...................................          $0                       $0
Scott Hall...........................................          $0                       $0
Kurt A. Locher.......................................          $0                       $0

OFFICERS OF THE FUND

     Set forth below is information about the officers of the Fund. Each officer serves for a one-year term. The address for each officer is Lehman Brothers Asset Management Inc., 399 Park Avenue, New York, NY 10022.

NAME
DATE OF BIRTH, AND ADDRESS  POSITION WITH FUND          PRINCIPAL OCCUPATION FOR LAST FIVE YEARS
--------------------------  ------------------  --------------------------------------------------------
Bradley Tank                President           Chief Executive Officer of Lehman Brothers Asset
  9/29/1957                                     Management; Managing Director and Global Head of Fixed
                                                Income Asset Management for Lehman Brothers (since
                                                2002); Director of Fixed Income for Strong Capital
                                                Management in Menomonee Falls, Wisconsin (1990-2002);
                                                formerly a member of the Office of the CEO and
                                                Institutional and Intermediary Distribution; Named
                                                "Runner Up" for Morningstar Mutual Fund Manager of the
                                                Year (1997); Vice President at Salomon Brothers in the
                                                Government, Mortgage and Financial Institutions
                                                businesses (1982-1990).
Edward Grieb                Treasurer           Chief Financial Officer of Lehman Brothers Asset
  9/22/1961                                     Management; Managing Director and Assistant Controller
                                                for Lehman Brothers, and head of Business Unit Financial
                                                Control Function for Private Equity Division (since
                                                1991); prior thereto, Audit Manager with Arthur Andersen
                                                serving clients in financial services, advertising and
                                                consumer products industries (1984-1991).
Jonathan Morris             Secretary           Senior Vice President of Lehman Brothers Asset
  3/1/1956                                      Management; Senior Vice President and General Counsel
                                                for Lehman Brother's Wealth and Asset Management
                                                business, including Lehman Brothers Private Client
                                                Services Division and asset management and investment
                                                advisory business (since 1997); prior thereto; Associate
                                                General Counsel of Travelers Group and its predecessor
                                                companies (1998-1996); formerly, Senior Vice President
                                                for Shearson Lehman Brothers (1993-1997) and First Vice
                                                President for Shearson Lehman Brothers (1988-1991);
                                                prior thereto litigation counsel for Seward & Kissel.
                                                Admitted to New York and Connecticut bars.

TRUSTEES COMPENSATION

     The following table sets forth the estimated compensation to be paid by the Fund to each of the Trustees through December 31, 2003 and the total compensation estimated to be paid by other funds advised by Lehman Brothers Asset Management (or one of its affiliates) through December 31, 2003. The Fund has no retirement or pension plans. The officers and Interested Trustees serve without any compensation from the Fund.

                                  AGGREGATE COMPENSATION   AGGREGATE COMPENSATION   DEFERRED COMPENSATION
TRUSTEE                                 FROM FUND*         FROM THE FUND COMPLEX*     PAID BY THE FUND
-------                           ----------------------   ----------------------   ---------------------
General James E. Dalton, USAF...          $8,500                  $12,500                    N/A
Margaret M. (Peggy) Eisen.......          $8,500                  $12,500                    N/A
Michael M. Knetter..............          $8,500                  $12,500                    N/A
Eugene A. Matthews..............          $8,500                  $12,500                    N/A
George W. Morriss...............          $9,000                  $13,000                    N/A

---------------

* Estimated compensation for the period of June 26, 2003 through December 31, 2003.

     Each Independent Trustee receives a $15,000 annual retainer ($3,750 quarterly) for serving as a Trustee. The Chair of the Audit Committee receives an additional annual retainer of $3,000 ($750 quarterly). Each other member of the Audit Committee receives an additional annual retainer of $2,000 ($500 quarterly).

     No additional compensation is paid unless the Independent Trustee attends more than six meetings of the Board of Trustees or three meetings of the Audit Committee in one fiscal year. If an Independent Trustee attends more than six meetings of the Board of Trustees or three Meetings of the Audit Committee, the Independent Trustee will be paid additional compensation at the rate of $1,000 per Board of Trustee or Audit Committee meeting for in-person meetings (whether attended in person or telephonically) or $500 per Board of Trustee or Audit Committee meeting of Trustee or Audit Committee meeting for telephonic meetings (whether attended in person or telephonically). In addition, no Independent Trustee will be paid the last quarterly payment of their annual retainers, unless the Independent Trustee has attended (in-person or telephonically) at least 75% of the Board of Trustees and Audit Committee meetings held during the fiscal year.

LIMITATION OF TRUSTEES' LIABILITY

     The Fund's Declaration of Trust (as may be amended from time to time, the "Declaration of Trust") provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office or the discharge of his functions.

     In addition, the Declaration of Trust provides that the Fund will indemnify the Trustees and officers against liabilities and expenses in connection with the performance of their duties on behalf of the Fund to the fullest extent permitted by law, including the advancing of expenses incurred in connection therewith. Under Delaware law, the Fund is entitled to indemnify and hold harmless any Trustee or other person from and against any and all claims and demands whatsoever. Indemnification may be against judgments, penalties, fines, compromises and reasonable accountants' and counsel fees actually incurred by the Trustee or officer in connection with the proceeding.

     In the view of the staff of the Commission, an indemnification provision is consistent with the 1940 Act if it (1) precludes indemnification for any liability, whether or not there is an adjudication of liability, arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties described in Section 17(h) and (i) of the 1940 Act ("disabling conduct") and (2) sets forth reasonable and fair means for determining whether indemnification shall be made; in the case of the Fund, "reasonable and fair means" would include (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable by reason of disabling conduct (including a dismissal because of insufficiency of evidence) and (2) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of Trustees who are neither "interested persons," as defined by Section 2(a)(19) of the 1940 Act, of the Fund nor parties to the proceeding, or (b) a written opinion of independent legal counsel.

     The indemnification rights provided or authorized by the Declaration of Trust or applicable law are not exclusive of any other rights to which a person seeking indemnification may be entitled. The Fund intends to obtain liability insurance at its expense for the benefit of its Trustees and officers which includes coverage for liability arising from the performance of their duties on behalf of the Fund which is not inconsistent with the indemnification provisions of the Declaration of Trust and applicable law.

               INVESTMENT ADVISER, SUB-ADVISER, DISTRIBUTION AND
                      MARKETING AGENT AND SERVICING AGENT

INVESTMENT ADVISER

     Lehman Brothers Asset Management serves as the Fund's investment adviser
pursuant to the terms of an investment advisory agreement dated          , 2003
(the "Advisory Agreement") between the Fund and Lehman Brothers Asset Management. Lehman Brothers Asset Management and Lincoln Capital are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. and are affiliated with Lehman Brothers Inc., the Fund's principal underwriter. Lehman Brothers Holdings Inc. is one of the leading global investment banks, serving institutional, corporate, government and high-net-worth individual clients and customers. Lehman Brothers Asset Management offers a wide range of investment advisory services to meet the needs of clients with diverse investment objectives and needs.

     Lehman Brothers Asset Management is a Delaware corporation and is registered with the Commission as an investment adviser under the Investment Advisers Act of 1940, as amended. The business address of Lehman Brothers Asset Management and its officers and directors is 399 Park Avenue, New York, NY 10022. Subject to the oversight of the Board of Trustees, Lehman Brothers Asset Management will be responsible for overall management of the Fund's business affairs.


     The Advisory Agreement will continue in effect for an initial term of two years from its effective date and, will continue in effect, from year to year thereafter if approved at least annually by the Board of Trustees or by a Majority Shareholder Vote. In either case, the continuance must also be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding voting securities of the Fund or by Lehman Brothers Asset Management. The Advisory Agreement will terminate automatically in the event of its "assignment" as that term is defined by the 1940 Act and the rules thereunder.


     Under the Advisory Agreement, and subject to the supervision of the Board of Trustees, Lehman Brothers Asset Management will be responsible for developing, implementing and supervising the Fund's investment program and providing certain administrative services to the Fund. The Fund will pay Lehman Brothers Asset Management a monthly fee that is computed at the annual rate of 0.60% of the Fund's average daily Managed Assets (the "Management Fee"). Lehman Brothers Asset Management will pay for all of the expenses incurred in connection with the provision of its services.

     Pursuant to the Advisory Agreement, Lehman Brothers Asset Management may enter into an agreement to retain, at its own expense, one or more sub-advisers to provide the Fund with all of the services to be provided by Lehman Brothers Asset Management under the Advisory Agreement, provided such agreement is approved as required by law.

     The Advisory Agreement further provides that Lehman Brothers Asset Management shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such contract, except a loss resulting from Lehman Brothers Asset Management's willful misfeasance, bad faith, gross negligence, or reckless disregard by it of its obligations and duties under such contract.

SUB-ADVISER

     Lehman Brothers Asset Management has retained Lincoln Capital, a wholly-owned subsidiary of Lehman Brothers Holdings Inc., as a sub-adviser to manage the Fund's portfolio investments. Lincoln Capital is located at 200 S. Wacker Drive, Suite 2100, Chicago, Illinois 60606. As of June 1, 2003, Lincoln Capital had approximately $32.9 billion of client assets under management, with approximately $1.3 billion of client assets invested in high yield securities.

     Pursuant to a sub-advisory agreement with Lehman Brothers Asset Management
dated          , 2003 (the "Sub-Advisory Agreement"), Lincoln Capital will provide the Fund with investment research, advice and supervision and will furnish the Fund with an investment program consistent with the Fund's investment objective and policies, subject to the supervision of Lehman Brothers Asset Management. Lincoln Capital will (i) manage the Fund's investment portfolio and make and implement all decisions regarding the investment and reinvestment of the assets of the Fund; (ii) provide statistical, research and other factual data for use in connection with the Fund's investment program; (iii) place all orders for the purchase and sale of investments by the Fund and monitor the execution of transactions for the Fund and the settlement and clearance of such transactions; (iv) maintain such internal systems and controls as may be necessary to provide reasonable assurance that the investment advisory services of Lincoln Capital provided to the Fund are provided in a manner consistent with the investment objective, policies and restrictions of the Fund and with the requirements of applicable laws and regulations; (v) provide or maintain such facilities as may be necessary in rendering its services; (vi) report to Lehman Brothers Asset Management and the Board of Trustees on the Fund's investments and performance; and (vii) provide all other services that Lehman Brothers Asset Management may reasonably deem necessary or convenient to the foregoing. Lehman Brothers Asset Management will pay Lincoln Capital a monthly sub-advisory fee (the "Sub-Advisory Fee") calculated at the following annual percentage rates of the Fund's average daily Managed Assets as:
0.55% on the Fund's first $25 million of Managed Assets, 0.45% on the next $25 million of Managed Assets, 0.35% on the next $50 million of Managed Assets, and 0.30% on the Assets that are in excess of $100 million.

     The Sub-Advisory Agreement will continue in effect for an initial term of two years from its effective date and, will continue in effect, from year to year thereafter if approved at least annually by the Board of Trustees or by a Majority Shareholder Vote. In either case, the continuance must also be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement may be terminated (a) by Lincoln Capital at any time without penalty upon sixty (60) days' written notice to Lehman Brothers Asset Management and the Fund (which notice may be waived by the Fund); (b) by Lehman Brothers Asset Management at any time without penalty upon sixty (60) days' written notice to Lincoln Capital and the Fund (which notice may be waived by the Fund) or (c) by the Fund at any time without penalty upon sixty (60) days' written notice to Lincoln Capital or Lehman Brothers Asset Management, provided that such termination by the Fund shall be directed or approved by the Board of Trustees or by the vote of the holders of a "majority of the outstanding voting securities" of the Fund, as defined by the Investment Company Act. The Sub-Advisory Agreement will terminate automatically in the event of its "assignment" as that term is defined by the 1940 Act and the rules thereunder.

APPROVAL OF THE ADVISORY AGREEMENTS


     The Board of Trustees, including a majority of the Independent Trustees, has the responsibility under the 1940 Act to approve the Advisory Agreement and the Sub-Advisory Agreement (collectively, the "Fund Advisory Agreements"). At a meeting held in person on June 26, 2003, the Board of Trustees, including the Independent Trustees, considered various factors in approving the Fund Advisory Agreements. The Board of Trustees considered the reasonableness of the Management Fee and Sub-Advisory Fee in light of the extent and quality of the advisory services to be provided and any additional benefits to be received by Lehman Brothers Asset Management, Lincoln Capital or their affiliates in connection with providing services to the Fund, compared the Management Fee and Sub-Advisory Fee charged by the Lehman Brothers Asset Management and Lincoln Capital to those charged by other investment advisers with respect to similar funds and was advised of certain entrepreneurial risks to be assumed by the Lehman Brothers Asset Management in connection with the organization and operation of the Fund. The Board of Trustees noted benefits potentially accruing to Lehman Brothers Asset Management and its affiliates of its relationship to the Fund, such as benefits derived from brokerage relationships with its affiliates and the availability of research.


     The materials received by the Board of Trustees included detailed materials about Lincoln Capital and its key personnel, investment management experience, policies and operations; narrative and statistical information concerning the types of services to be provided by the Lincoln Capital to the Fund; and the investment performance of comparable private accounts managed by Lincoln Capital. The Board of Trustees specifically noted Lincoln Capital's extensive experience in managing private accounts that invested predominantly in high yield securities.


     After reviewing the materials provided and attending a presentation given by Lehman Brothers Asset Management and Lincoln Capital, the Board of Trustees concluded that the Advisory Agreements were in the best interests of the Fund and its shareholders and approved the fees provided for in the Advisory Agreements based on consideration of factors the Board of Trustees considered relevant. No single factor reviewed by the Board of Trustees was identified by the Board of Trustees as the principal factor in determining whether to approve the Advisory Agreements. The Independent Trustees were advised by separate independent legal counsel throughout the process.


DISTRIBUTION AND MARKETING AGENT

     First Trust Portfolios L.P. ("First Trust"), pursuant to an underwriter participation agreement with the Fund and Lehman Brothers Asset Management
dated          , 2003 (the "Participation Agreement"), will serve as the Fund's distribution and marketing agent. First Trust specializes in the wholesale distribution, underwriting, trading and servicing of investment company securities. As the Fund's distribution and marketing agent, First Trust will provide distribution assistance in connection with the sale of the common shares of the Fund, such as distributing materials to and meeting with broker-dealers and their representatives and assisting the underwriters in conducting road shows. First Trust will also provide after-market support services designed to maintain the visibility of the Fund on an ongoing basis through written and oral communications with the Fund's New York Stock Exchange specialist and the closed-end fund analyst community and will provide relevant information, studies or reports regarding the Fund and the closed-end investment company industry. Although First Trust will not purchase or resell any of the common shares, it may be deemed an "underwriter" for purposes of this offering under the Securities Act and the 1940 Act. For services provided by First Trust as distribution and marketing agent, the underwriters will pay First Trust an upfront one-time fee of $100,000, and Lehman Brothers Asset Management will pay First Trust an ongoing monthly fee computed at the annual rate of 0.15% of the Fund's average daily Managed Assets.

     The Participation Agreement shall continue in effect for an initial term of two years from its effective date and, will continue in effect, from year to year thereafter if approved at least annually by the Board of Trustees or by a Majority Shareholder Vote. In either case, the continuance must also be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Participation Agreement is terminable (a) by the Fund, without penalty, on thirty (30) days' written notice, by a vote of a majority of the Fund's Board, (b) on sixty (60) days' written notice by First Trust or (c) on thirty (30) days' written notice, by Lehman Brothers Asset Management. The Participation Agreement provides that it will automatically terminate in the event of its "assignment" (as is defined in the 1940 Act) or upon the termination of the servicing agreement between the Fund and First Trust.

SERVICING AGENT

     First Trust, pursuant to a servicing agreement with the Fund dated
          , 2003 (the "Servicing Agreement"), will serve as the Fund's investor servicing agent. In such capacity, First Trust will be responsible for developing and maintaining a website for the Fund, establishing a dedicated toll-free number and assisting in the review of shareholder materials made available to shareholders to assure compliance with applicable laws, rules, and regulations. In addition, First Trust will assist in the dissemination of the Fund's net asset value, market price and discount, maintain ongoing contact with brokers whose clients hold Fund shares, and will reply to information requests from shareholders. For services provided by First Trust as investor servicing agent, the Fund will pay First Trust a monthly fee computed at the annual rate of 0.05% of the Fund's average daily Managed Assets.

     The Servicing Agreement shall continue in effect for an initial two year term from its effective date and will continue in effect from year to year thereafter if approved at least annually by the Board of Trustees including each of the Independent Trustees. The Servicing Agreement is terminable (a) by the Fund, without penalty, on thirty (30) days' written notice, by a vote of a majority of the Fund's Board, or (b) on sixty

(60) days' written notice by First Trust. The Servicing Agreement shall automatically terminate in the event of its "assignment" (as is defined in the 1940 Act).

CODE OF ETHICS

     The Fund, Lehman Brothers Asset Management, Lincoln Capital and Lehman Brothers Inc. have adopted a joint code of ethics, and First Trust has adopted a code of ethics, as required under the 1940 Act to mitigate the possibility that the Fund will be adversely affected by the personal trading of the personnel subject to the codes. Subject to certain conditions and restrictions, these codes permit personnel subject to the codes to invest in securities for their own accounts, including securities that may be purchased, held or sold by the Fund. Securities transactions by some of these persons may be subject to prior approval. Securities transactions of certain personnel are subject to quarterly reporting and review requirements.

     The codes of ethics are included as exhibits to the Fund's registration statement filed with the Commission and may be reviewed and copied at the Commission's Public Reference Room ("PRR"), in Washington, D.C. Information on the operation of the PRR may be obtained by calling the Commission at 1-202-942-8090. The codes of ethics are also available on the EDGAR database on the Commission's Internet site at http://www.sec.gov. Copies are also available (subject to a duplicating fee) at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

                             PORTFOLIO TRANSACTIONS

     All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by Lincoln Capital. Securities purchased and sold on behalf of the Fund normally will be traded in the over-the-counter market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's markup or markdown. Lincoln Capital normally seeks to deal directly with the primary market makers unless, in their opinion, better prices are available elsewhere. Some securities are purchased and sold on an exchange or in over-the-counter transactions conducted on an agency basis involving a commission. Lincoln Capital seeks to obtain the best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Lincoln Capital considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads.

     Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies certain brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Research services may include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

     In light of the above, in selecting brokers, Lincoln Capital considers investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if Lincoln Capital determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to Lincoln Capital or the Fund. Lincoln Capital believes that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. The fees paid by the Fund to Lehman Brothers Asset Management under the Advisory Agreement or the sub-advisory fees paid by Lehman Brothers Asset Management to Lincoln Capital under the sub-advisory agreement are not reduced as a result of receipt by either Lehman Brothers Asset Management or Lincoln Capital of research services.

     Lincoln Capital may effect portfolio brokerage transactions through affiliates of Lehman Brothers Asset Management or Lincoln Capital. These transactions would be effected pursuant to procedures adopted by the Fund pursuant to Section 17(e) of the Investment Company and Rule 17e-1 thereunder. When acting as broker for the Fund in connection with the sale of securities to or by the Fund, compensation received by the affiliated broker is subject to the following limits: (1) if the sale is effected on a securities exchange, the compensation may not exceed the "usual and customary broker's commission" (as defined in Rule 17e-1 under the Investment Company Act); (2) if the sale is effected in connection with a secondary distribution of securities, the compensation cannot exceed 2% of the sale price; and (3) the compensation for sales otherwise effected cannot exceed 1% of the sales price. Rule 17e-1 defines a "usual and customary broker's commission" as one that is fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time.

     In addition to orders for the purchase or sale of portfolio securities placed on behalf of the Fund, Lincoln Capital places portfolio transactions for other advisory accounts managed by it. Research services furnished by firms through which the Fund effects its securities transactions may be used by Lincoln Capital in servicing all of their accounts; not all of such services may be used by Lincoln Capital in connection with the Fund. Lincoln Capital believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) managed by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, Lincoln Capital believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis. Subject to applicable laws and regulations, Lincoln Capital seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In making such allocations, the main factors to be considered will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held. While this procedure could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board of Trustees that the benefits available from Lincoln Capital will outweigh any disadvantage that may arise from the Fund's exposure to simultaneous transactions.

     The Board of Trustees will periodically review Lincoln Capital's performance of their responsibilities in connection with the placement of portfolio transactions on behalf of the Fund.

                          REPURCHASE OF COMMON SHARES


     The Fund is a newly organized, diversified, closed-end management investment company (commonly referred to as a closed-end fund) and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of closed-end funds frequently trade at a discount to their net asset value. Common shares of closed-end investment companies like the Fund that invest predominantly in high yield debt securities have during some periods traded at prices higher than their net asset values (at a "premium") and have during other periods traded at prices lower than their net asset values (at a "discount"). This is in part because the market price reflects the dividend yield on the common shares. When the yield on the net asset value per share is higher than yields generally available in the market for comparable securities, the market price will tend to reflect this by trading higher than the net asset value per share to adjust the yield to a comparable market rate. To the extent the common shares do trade at a discount, the Board of Trustees may, but is not obligated to, from time to time authorize the Fund to engage in open-market repurchases or tender offers for shares after balancing the benefit to shareholders of the increase in the net asset value per share resulting from such purchases against the decrease in the assets of the Fund and potential increase in the expense ratio of expenses to assets of the Fund and consequent reduction in yield. The Board of Trustees believes that in addition to the beneficial effects described above, any such purchases or tender offers may result in the temporary narrowing of any discount but will not have any long-term effect on the level of any discount.


     At any time when preferred shares of the Fund are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accrued preferred shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value (plus the aggregate amount of any senior securities of the Fund representing indebtedness) of the Fund's portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding preferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.


     Subject to its investment restrictions, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Exchange Act, the 1940 Act and the rules and regulations promulgated thereunder.


     Although the decision to take action in response to a discount from net asset value will be made by the Board of Trustees at the time it considers such issue, it is the Board of Trustees' present policy, which may be changed by the Board of Trustees, not to authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the New York Stock Exchange, or (b) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objective and policies in order to repurchase shares; or (3) there is, in the Board of Trustees' judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees may in the future modify these conditions in light of experience.

     The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

     In addition, a purchase by the Fund of its common shares will decrease the Fund's net assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its common shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

     Before deciding whether to take any action if the common shares trade below net asset value, the Fund's Board of Trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                        U.S. FEDERAL INCOME TAX MATTERS

     The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of acquiring, holding and disposing of common shares of the Fund. This discussion only addresses U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign holders, persons who hold their shares as or in a hedge against currency risk, a constructive sale, or conversion transaction, holders who are subject to the alternative minimum tax, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences, and it does not address any federal tax consequences other than U.S. federal income tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.


     The Fund intends to elect to be treated and to qualify as a "regulated investment company" under Subchapter M of the Code and to comply with applicable distribution requirements so that it generally will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% income test") and satisfy certain quarterly diversification requirements. For purposes of the 90% income test, the character of income earned by certain entities in which the Fund may invest that are not treated as corporations (such as partnerships or trusts) for U.S. federal income tax purposes will generally pass through to the Fund. Consequently, the Fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.


     If the Fund qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its interest income excludable from gross income, if any, over certain disallowed deductions, then the Fund will generally be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company taxable income or "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), it generally will be subject to U.S. federal income tax at regular corporate rates on the amounts retained. If for any taxable year the Fund did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax. In addition, in such cases, any distributions out of earnings (including net capital gain) would generally be taxed as ordinary dividend income and it may be difficult for the Fund to requalify under Subchapter M of the Code.

     Under the Code, the Fund will be subject to a nondeductible 4% federal excise tax on a portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax, but, as described below, there can be no assurance that the Fund's distributions will be sufficient to entirely avoid this tax.

     Commencing within approximately 90 days from the date of this Statement of Additional Information, the Fund intends to declare a dividend from all or a portion of its net investment income monthly. The Fund intends to distribute any net short- and long-term capital gains at least annually. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the Fund to avoid U.S. federal income or excise tax.

     Unless a shareholder is ineligible to participate or elects otherwise, cash distributions will be automatically reinvested in additional common shares of the Fund pursuant to the Automatic Dividend Reinvestment Plan (the "Plan"). For U.S. federal income tax purposes, distributions generally are taxable whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund. In general, assuming there are sufficient earnings and profits, dividends from investment company taxable income are taxable as ordinary income (at a maximum U.S. federal income tax rate of 35%, except as noted below), and designated dividends from net capital gain ("capital gain dividends"), if any, are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. Distributions by the Fund in excess of the Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares, and any such amount in excess of that basis will be treated as gain from the sale of the shares as discussed below. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

     Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 enacted on May 28, 2003 (the "Act"), for taxable years beginning on or before December 31, 2008, distributions of investment company taxable income designated by the Fund as derived from qualified dividend income will be taxed to individuals at the rates applicable to long-term capital gain provided that certain holding period and other requirements are met at both the shareholder and Fund levels. In general, long-term capital gain rates applicable to individuals have been reduced for such taxable years under the Act to 15%.

     To the extent that the Fund has ordinary income from its investments in debt securities and loans, dividends distributed to shareholders from such income generally will not qualify for the reduced tax rates on dividends under the Act. Dividend distributions to individual shareholders from the Fund's investment company taxable income may qualify for reduced rates to the extent that such income is attributable to qualified dividend income from the Fund's investment in the stock of certain U.S. corporations and non-U.S. corporations. Capital gain dividends distributed by the Fund to individual shareholders generally will qualify for the reduced tax rates under the Act.


     If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount, (ii) will be entitled to a credit for their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities, and (iii) will be entitled to increase the tax basis of their shares by the difference between their proportionate shares of such includible gains and their proportionate shares of the tax deemed paid.


     Any dividend declared by the Fund in October, November or December with a record date in such a month and paid during the following January will be treated for U.S. federal income tax purposes as paid by the Fund and received by shareholders on December 31 of the calendar year in which it is declared.

     If the Fund acquires any equity interest (under proposed Treasury regulations, generally including not only stock but also an option to acquire stock) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income

("passive foreign investment companies"), then the Fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the disposition of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. These investments could also result in the treatment of associated capital gains as ordinary income. Elections may generally be available that would ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

     The Fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

     If the Fund utilizes leverage, a failure by the Fund to meet the asset coverage requirements imposed by the 1940 Act or by any rating organization that has rated such leverage, or additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions, potentially could limit or suspend the Fund's ability to make distributions on its common shares. Such a suspension or limitation could prevent the Fund from satisfying its distribution requirements under the Code and therefore might jeopardize the Fund's reduction or exemption from corporate taxation as a regulated investment company and/or might subject the Fund to the 4% excise tax. Upon any failure to meet such asset coverage requirements, the Fund may, in its sole discretion, purchase or redeem preferred shares in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to satisfy the distribution requirement. There can be no assurance, however, that any such action would achieve these objectives. The Fund will endeavor to avoid restrictions on its ability to distribute dividends.

     If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), then the Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

     Sales and other dispositions of the Fund's shares generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in the Fund's shares is properly treated as a sale for tax purposes and the tax treatment of any gains or losses recognized in such transactions. In general, if Fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares. Such gain or loss generally will be treated as long-term gain or loss if the shares were held for more than one year (and thus, for individual shareholders, will be eligible for the reduced tax rates under the Act) and otherwise generally will be treated as short-term gain or loss. Any loss recognized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less generally will be treated as a long-term capital loss to the extent of any capital gain dividends (or undistributed capital gains) with respect to such shares. Losses on sales or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the Fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares.

     Options written or purchased and futures contracts entered into by the Fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses recognized by the Fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Code and accordingly may produce ordinary income or loss. Additionally, the Fund may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the Fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the Fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the Fund's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the Fund's income and gains or losses and hence of its distributions to shareholders.

     The Fund's distributions to its corporate shareholders would potentially qualify in their hands for the corporate dividends-received deduction subject to certain holding period requirements and limitations on debt financings under the Code, but only to the extent the Fund earns dividend income from stock investments in U.S. domestic corporations (other than REITs) and certain other requirements are satisfied. The Fund will be permitted to acquire stocks of U.S. domestic corporations, and it is therefore possible that a small portion of the Fund's distributions, from the dividends attributable to such stocks, may qualify for the dividends-received deduction. Such qualifying portion, if any, may affect a corporate shareholder's liability for alternative minimum tax and/or result in basis reductions and other consequences in certain circumstances.

     Federal law requires that the Fund withhold (as "backup withholding") tax at a rate of 28% through 2010 (a higher rate may apply after such date) on reportable payments, including dividends and capital gain distributions, paid to certain shareholders who have not complied with IRS regulations. Corporations are generally exempt from backup withholding. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to withhold if it receives notice from the IRS that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of income. Similar backup withholding rules may apply to a shareholder's broker with respect to the proceeds of sales or other dispositions of the Fund's shares by such shareholder. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is provided to the IRS.

            PERFORMANCE-RELATED, COMPARATIVE, AND OTHER INFORMATION

PERFORMANCE-RELATED INFORMATION

     The Fund may quote certain performance-related information and may compare certain aspects of its portfolio, structure and Fund performance to other similar closed-end funds as categorized by Lipper, Inc. ("Lipper"), Morningstar Inc. or other independent services. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial and Lipper, that the Fund believes to be generally accurate.

     From time to time, the Fund, Lehman Brothers Asset Management, Lincoln Capital or First Trust may report to shareholders or to the public in advertisements concerning Lehman Brothers Asset Management's or Lincoln Capital's performance as investment advisers to the Lehman/Lincoln Accounts, or on the comparative performance or standing of Lehman Brothers Asset Management or Lincoln Capital in relation to other money managers. Lehman Brothers Asset Management or Lincoln Capital may also provide to current or prospective private account clients performance information for the Fund, including performance information gross of fees and expenses for the purpose of assisting such clients in evaluating similar performance information provided by other investment managers or institutions. Comparative information may be compiled or provided by independent ratings services or by news organizations. Performance information for the Fund or the Lehman/Lincoln Accounts may also be compared to various unmanaged indexes or to other benchmarks, some of which may not be available for direct investment. Any performance information, whether related to the Fund, Lehman Brothers Asset Management or Lincoln Capital, should be considered in light of the Fund's investment objective and policies, the characteristics and quality of the Fund, and the market conditions during the time period indicated, and it should not be considered to be representative of what may be achieved in the future. Lehman Brothers Asset Management or Lincoln Capital may provide its opinion with respect to general economic conditions including such matters as trends in default rates or economic cycles.

     Past performance is not indicative of future results. At the time holders of common shares sell their shares, they may be worth more or less than their original investment. At any time in the future, yields and total return may be higher or lower than past yields and total return, and there can be no assurance that any historical results will continue.

THE INVESTMENT ADVISER AND SUB-ADVISER

     From time to time, Lehman Brothers Asset Management, Lincoln Capital, First Trust or the Fund may use, in advertisements or information furnished to present or prospective shareholders, information regarding Lehman Brothers Asset Management or Lincoln Capital including, without limitation, information regarding Lehman Brothers Asset Management or Lincoln Capital's investment style, countries of operation, organization, professional staff, clients (including other registered investment companies), assets under management and performance record. These materials may refer to opinions or rankings of Lehman Brothers Asset Management's or Lincoln Capital's overall investment management performance contained in third-party reports or publications.

     Advertisements for the Fund may make reference to certain other open- or closed-end investment companies managed by Lehman Brothers Asset Management or Lincoln Capital.

     Lehman Brothers Asset Management or Lincoln Capital may present an investment allocation model demonstrating the Fund's weightings in investment types, sectors or rating categories such as U.S. high yield, emerging markets or investment grade debt securities. The model allocations are representative of the Fund's investment strategy, Lehman Brothers Asset Management or Lincoln Capital's analysis of the market for high yield debt securities as of the date of the model and certain factors that may alter the allocation percentages include global economic conditions, individual company fundamentals or changes in market valuations. Such models may also indicate an expected or targeted weighted average rating of the Fund's portfolio.

COMPARATIVE INFORMATION

     From time to time, the Fund's advertisements or information furnished to shareholders or prospective shareholders may refer to the returns and yields offered by various types of investments, as well as the yield spreads on such investments. For instance, such advertisements may refer to the spread in corporate bond yield and government bond yield, or the yield of other types of investments. For purposes of advertisements or related materials, yields and returns may be measured by various indices such as Lehman Brothers High Yield 2% Issuer-Constrained Index or other such indices. Advertisements and related materials may also note Lehman Brothers Asset Management's or Lincoln Capital's belief that yields on short-term, intermediate- and long-term bonds offer attractive current yields and set forth yields on other investments, including without limitation, 3-month T-Bills, 10-year Treasury bonds and 30-year Treasury bonds.

     The Fund's advertising materials may also compare the performance of investment companies with differing investment styles, objectives or portfolio securities. Returns for investment companies that invest primarily in bonds may be compared with the returns of investment companies that invest primarily in equities. Such material may also assert that, in an uncertain equity environment, bonds can provide an attractive alternative to equity investments. The Fund's advertising materials may also include comparative graphics, such as the chart included in Appendix C.

THE FUND


     The Fund's listing of its common shares on the New York Stock Exchange is expected to provide liquidity, convenience and daily price visibility through electronic services and in newspaper stock tables.


     The Fund, in its advertisements, may refer to pending legislation from time to time and the possible impact of such legislation on investors, investment strategy and related matters.

PERFORMANCE CALCULATIONS

  AVERAGE ANNUAL TOTAL RETURN

     Described below are the total return calculations the Fund may use from time to time in advertisements.

     Total return quotations for a class of shares of the Fund are calculated by finding the average annual compounded rates of return over one, three, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment all dividends and distributions are added, and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the relevant periods. The following is the formula used to calculate average annual total return:

        P(1+T)n = ERV

        P = initial payment of $1,000.

        T = average annual total return.

        n = number of years.

        ERV = ending redeemable value of the initial $1,000.

  YIELD

     Described below are yield calculations the Fund may use. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis. Yields based on these calculations do not represent the Fund's yield for any future period.

  30-DAY YIELD

     If the Fund invests primarily in bonds, it may quote its 30-day yield in advertisements or in reports or other communications to shareholders. It is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

     Where:

        a = dividends and interest earned during the period.

        b = expenses accrued for the period (net of reimbursements).

        c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

        d = the maximum offering price per share on the last day of the period.

  7-DAY CURRENT AND EFFECTIVE YIELD

     If the Fund invests primarily in money market instruments, it may quote its 7-day current yield or effective yield in advertisements or in reports or other communications to shareholders.

     The current yield is calculated by determining the net change, excluding capital changes and income other than investment income, in the value of a hypothetical, pre-existing account having a balance of one share at the beginning of the 7-day base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).

     The effective yield is based on a compounding of the current yield, according to the following formula:

        Effective Yield = [(base period return)+1 365/7]-1

NON-STANDARDIZED PERFORMANCE

     In addition to the performance information described above, the Fund may provide total return information for designated periods, such as for the most recent six months or most recent twelve months. It may also provide cumulative rates of total return. This total return information is computed as described under "Total Return" above except that no annualization is made.

                                    EXPERTS


     The financial statements of the Fund as of June 26, 2003 appearing in this Statement of Additional Information has been audited by Ernst & Young LLP, independent auditors. Their report thereon appearing elsewhere herein is included in reliance upon the authority of such firm as experts in accounting and auditing. Ernst & Young LLP, located at 5 Times Square, New York, NY 10036, will be responsible for auditing the annual financial statements of the Fund.

                             ADDITIONAL INFORMATION

     A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Fund with the Commission, Washington, D.C. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

                             FINANCIAL INFORMATION


     The following comprise the financial statements of the Fund:



-    Statement of Assets and Liabilities
-    Statement of Operations
-    Notes to Statement of Assets and Liabilities
-    Report of Independent Auditors

              LEHMAN BROTHERS/FIRST TRUST INCOME OPPORTUNITY FUND


                      STATEMENT OF ASSETS AND LIABILITIES


                                 JUNE 26, 2003



ASSETS:
Cash........................................................  $100,005
Prepaid offering costs (Note 1).............................   400,000
Receivable from the Adviser.................................   175,000
                                                              --------
  Total Assets..............................................   675,005
                                                              --------
LIABILITIES:
Liabilities and accrued expenses (Note 1)...................   400,000
Payable for organization costs..............................   175,000
                                                              --------
  Total Liabilities.........................................   575,000
                                                              --------
NET ASSETS..................................................  $100,005
                                                              ========
NET ASSETS CONSIST OF:
Paid-in Capital.............................................  $100,005
                                                              ========
SHARES OF BENEFICIAL INTEREST OUTSTANDING (4,000,000
  AUTHORIZED SHARES WITH NO PAR VALUE)......................     6,667
                                                              ========
NET ASSET VALUE PER SHARE...................................  $  15.00
                                                              ========



                 See Accompanying Notes to Financial Statements

              LEHMAN BROTHERS/FIRST TRUST INCOME OPPORTUNITY FUND


                            STATEMENT OF OPERATIONS


                          FOR THE PERIOD APRIL 8, 2003


                  (DATE OF ORGANIZATION) THROUGH JUNE 26, 2003



INVESTMENT INCOME...........................................  $      --
EXPENSES:
  Organization expenses.....................................  $ 175,000
  Expense reimbursement.....................................   (175,000)
     TOTAL EXPENSES.........................................          0
                                                              ---------
NET INVESTMENT INCOME.......................................  $       0
                                                              =========



                 See Accompanying Notes to Financial Statements

              LEHMAN BROTHERS/FIRST TRUST INCOME OPPORTUNITY FUND


                         NOTES TO FINANCIAL STATEMENTS


                                 JUNE 26, 2003



NOTE 1 -- ORGANIZATION



     Lehman Brothers/First Trust Income Opportunity Fund (the "Fund") was organized as a statutory trust under the laws of the State of Delaware on April 8, 2003 and is registered under the Investment Company act of 1940, as amended (the "1940 Act"), as a diversified, closed-end management investment company.



     The Fund's investment objective is to seek high total return (income plus capital appreciation). The Fund will pursue its investment objective by investing its assets primarily in high yield debt securities.



     The Fund has had no operations to date other than relating to its organization and the sale of shares of beneficial interest to Lehman Brothers Asset Management Inc. (the "Advisor"). The cash is maintained in a non-interest bearing custodial account. The Advisor has agreed to reimburse all organization expenses (approximately $175,000) and pay all offering costs (other than the sales load) that exceed $.03 per common share. Any direct costs relating to the public offering of the Fund's common shares not paid by the Adviser will be charged to capital at the time of issuance.



NOTE 2 -- FEES AND TRANSACTIONS WITH RELATED PARTIES



     The Advisor is the investment adviser to the Fund and is responsible for developing, implementing and supervising the Fund's investment program. For this service, the Fund will pay the Advisor a monthly fee at an annual rate of 0.60% of the Fund's average daily Managed Assets (net assets, including assets attributable to any outstanding preferred shares, plus the aggregate principal amount of any borrowings). The Advisor has retained Lincoln Capital Fixed Income Management Company, LLC ("Lincoln Capital"), to serve as the sub-adviser of the Fund and to manage the Fund's investment portfolio. The Advisor will compensate Lincoln Capital for its services as sub-adviser. The Advisor and Lincoln Capital are wholly owned subsidiaries of Lehman Brothers Holdings Inc., a publicly traded corporation.



     The Fund will pay all expenses incurred in connection with the operations of the Fund. These expenses, among others, will include custodian and fund accounting fees, legal and audit fees, fees and expenses of the disinterested Trustees, registration fees, and printing expenses.



     First Trust Portfolio L.P. ("First Trust") will serve the Fund's distribution and marketing agent, syndicate adviser and investor servicing agent. As the Fund's distribution and marketing agent and syndicate adviser, First Trust will provide certain distribution and marketing services including, preparing marketing materials and presentations; developing contacts with brokers whose clients may have an interest in acquiring Fund shares and replying to information requests from prospective investors. In consideration for these services, First Trust will receive fees paid by the Advisor and a fee paid through the sales load.



     First Trust, as the investor servicing agent, will develop and maintain a website for the Fund; assist in the review of shareholder materials; assist in the dissemination of the Fund's net asset value, market price and discount; provide ongoing shareholder and account maintenance services; reply to information requests from shareholders and aid in secondary market support. In consideration for these services, the Fund will pay First Trust a monthly fee computed at the annual rate 0.05% of the Fund's average daily Managed Assets.



NOTE 3 -- FEDERAL INCOME TAXATION



     The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent it distributes all of its taxable income and net realized gains, if any, for its fiscal year. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to federal excise tax. Therefore, no federal income tax provision will be required.

              LEHMAN BROTHERS/FIRST TRUST INCOME OPPORTUNITY FUND

NOTE 4 -- SHARES OF BENEFICIAL INTEREST



     The Fund's Declaration of Trust authorizes the Trustees to issue 4,000,000 common shares for the Fund, each without par value. At June 26, 2003, the Advisor, as the Fund's sole shareholder, owned 6,667 common shares of the Fund.

              LEHMAN BROTHERS/FIRST TRUST INCOME OPPORTUNITY FUND


               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



                         REPORT OF INDEPENDENT AUDITORS



To the Board of Trustees and Stockholder


Lehman Brothers/First Trust Income Opportunity Fund



     We have audited the accompanying statement of assets and liabilities of Lehman Brothers/First Trust Income Opportunity Fund (the "Fund") as of June 26, 2003 and the related statement of operations for the period April 8, 2003 (date of organization) through June 26, 2003. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.



     We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.



     In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of Lehman Brothers/First Trust Income Opportunity Fund at June 26, 2003 and the results of its operations for the period April 8, 2003 (date of organization) through June 26, 2003, in conformity with accounting principles generally accepted in the United States.



                                                  /s/ ERNST & YOUNG LLP



New York, New York


June 27, 2003

                 APPENDIX A -- PERFORMANCE OF SIMILAR ACCOUNTS

     Day-to-day management of the Fund's portfolio will be the responsibility of a team of portfolio management professionals from the High Yield Team of Lincoln Capital, which includes specialized industry analysts responsible for various sectors. The team is led by Ann H. Benjamin.

     This appendix contains the investment record of certain accounts managed by the Lincoln Capital High Yield Team. The investment record contains composite performance data for all accounts managed by Lincoln Capital High Yield Team pursuant to an investment program that is substantially similar to the Fund's investment program, except for the use of leverage. This data has been adjusted to reflect the Management Fee and other operating expenses computed at the same rate that it is estimated will be payable by the Fund, but have not been adjusted to reflect the payment of a sales load, which would have reduced the performance shown. PROSPECTIVE INVESTORS SHOULD NOTE THAT THIS INVESTMENT RECORD IS NOT THE PERFORMANCE RECORD OF THE FUND. THE FUND MAY UTILIZE LEVERAGE, WHILE THE ACCOUNTS PRESENTED IN THIS COMPOSITE DO NOT UTILIZE LEVERAGE. THUS, THE FUTURE PERFORMANCE OF THE FUND WILL DIFFER FROM THAT OF THE ACCOUNTS PRESENTED IN THIS COMPOSITE.

     Further, as an investment company registered under the Investment Company Act (unlike the accounts included in the composite performance shown below), the Fund will be subject to certain restrictions on its investments and investment practices that could adversely affect its investment performance. Thus, future performance of the Fund and the accounts may differ.

     THIS DATA SHOULD BE READ IN CONJUNCTION WITH THE NOTES THERETO. PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE. INVESTING IN THE FUND INVOLVES A HIGH DEGREE OF RISK. YOU CAN LOSE MONEY. PERFORMANCE AND OTHER INFORMATION CONTAINED HEREIN HAVE BEEN OBTAINED BY THE FUND FROM SOURCES BELIEVED TO BE ACCURATE, BUT NO WARRANTY IS MADE AS TO THE ACCURACY OR COMPLETENESS THEREOF.

     Lincoln Capital's investment record and history of performance cannot be assumed over the long term.

      COMPOSITE PERFORMANCE RECORD OF THE LINCOLN CAPITAL HIGH YIELD TEAM

                                               LINCOLN CAPITAL              RETURN OF LEHMAN
                                         HIGH YIELD COMPOSITE RETURN      BROTHERS HIGH YIELD
                                       --------------------------------        2%-ISSUER-         PERFORMANCE
PERIOD                                 (AS REPORTED)(1)   (ADJUSTED)(2)   CONSTRAINED INDEX(3)   DIFFERENCE(4)
------                                 ----------------   -------------   --------------------   -------------
YTD (1/1/03 to 5/31/03)..............       13.27%            12.86%             15.02%              -2.16%
Last 1 Year (6/1/02 to 5/31/03)......       18.67%            17.62%             11.61%               6.01%
Last 2 Years (6/1/01 to 5/31/03).....        9.34%             8.37%              6.30%               2.07%
Last 3 Years (6/1/00 to 5/31/03).....        8.23%             7.27%              5.60%               1.67%
Last 4 Years (6/1/99 to 5/31/03).....        6.04%             5.09%              3.32%               1.77%
Last 5 Years (6/1/98 to 5/31/03).....        6.09%             5.15%              2.69%               2.46%
Calendar Year 2002 (1/1/02 to
  12/31/02)..........................        4.06%             3.13%             -0.24%               3.37%
Calendar Year 2001 (1/1/01 to
  12/31/01)..........................        6.44%             5.49%              5.46%               0.03%
Calendar Year 2000 (1/1/00 to
  12/31/00)..........................       -1.07%            -1.96%             -5.79%               3.83%
Calendar Year 1999 (1/1/99 to
  12/31/99)..........................        5.93%             4.98%              2.39%               2.59%
Calendar Year 1998 (1/1/98 to
  12/31/98)..........................        8.02%             7.06%              1.87%               5.19%

---------------

     NOTES:

(1) Gross return before applicable fees and expenses. The Lincoln Capital High Yield Bond Composite comprises six accounts with assets totaling $1.0 billion and an inception date of December 1, 1997. Performance results represent an asset-weighted average of all high yield accounts (single portfolios) in that group. Results include the reinvestment of income, but do not reflect the deduction of investment management fees, which (along with any other expenses the investor may incur) would reduce investment returns. Results are Level I and Level II verified from January 1, 1986 forward in accordance with AIMR recommendations.

(2) Adjusted to reflect net return after estimated total fees and expenses of 99 basis points.


(3) The Lehman Brother High Yield 2%-Issuer-Constrained Index ("Index") covers the universe of fixed rate, non-investment-grade debt. All bonds included in the Index must be dollar-denominated and nonconvertible and have at least one year remaining to maturity and an outstanding par value of at least $150 million. Single issuers are limited to contributing a maximum weight of 2% of the Index, with issuers constrained by ticker, not issuer name (i.e., Coastal Corporation, El Paso Energy Corp and Tennessee Gas Pipeline have the same ticker, EP, and are classified as the same issuer). Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (such as Argentina, Mexico, Venezuela, etc.) are excluded from the Index, but non-corporate and global bonds (Commission registered) of issuers in non-EMG countries are included. Original issue zero coupon and step-up coupon structures are also included. Generally, securities must be rated Ba1 or lower by Moody's Investors Service. If no Moody's rating is available, bonds must be rated BB+ or lower by S&P. As of July 2000, Moody's Investor Service is the primary rating agency for the Index. A small number of unrated bonds is included in the Index; to be eligible they must have previously held a high-yield rating or have been associated with a high-yield issuer and must trade accordingly. Rule 144A securities are included in the Index for January 1, 1998 and thereafter and securities issued by defaulted issuers are excluded from the Index for July 1, 2000 and thereafter. Lehman Brothers introduced the Index in June 2002 with monthly history back to January 1993. Daily history dates back to June 2002. As of March 31, 2003, the Index contained 1,415 issues and had a market value of $425.8 billion, with the largest portion in B (41.8%) and BB (42.3%) securities.


(4) Difference between adjusted Lincoln Capital Composite Return (after fees and expenses) and Lehman Brothers High Yield 2%-Issuer-Constrained Index.

                      APPENDIX B -- DESCRIPTION OF RATINGS

                      CORPORATE AND MUNICIPAL BOND RATINGS

     The Fund relies on ratings provided by independent rating services to help determine the credit quality of bonds and other obligations the Fund intends to purchase or already owns. A rating is an opinion of an issuer's ability to pay interest and/or principal when due. Ratings reflect an issuer's overall financial strength and whether it can meet its financial commitments under various economic conditions.

     If a security held by the Fund loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

     The principal rating services, commonly used by the Fund and investors generally, are S&P and Moody's. The Fund may also rely on ratings provided by Fitch. Rating systems are similar among the different services. As an example, the chart below compares basic ratings for long-term bonds. The "Credit Quality" terms in the chart are for quick reference only. Following the chart are the specific definitions each service provides for its ratings.

                      COMPARISON OF LONG-TERM BOND RATINGS

MOODY'S     S&P      FITCH                 CREDIT QUALITY
-------   --------  --------  ----------------------------------------
Aaa       AAA       AAA       Excellent Quality (lowest risk)
Aa        AA        AA        Almost Excellent Quality (very low risk)
A         A         A         Good Quality (low risk)
Baa       BBB       BBB       Satisfactory Quality (some risk)
Ba        BB        BB        Questionable Quality (definite risk)
B         B         B         Low Quality (high risk)
Caa/Ca/C  CCC/CC/C  CCC/CC/C  In or Near Default
          D         DDD/DD/D  In default

                                CORPORATE BONDS

                               LONG-TERM RATINGS

MOODY'S CORPORATE LONG-TERM BOND RATINGS

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e. they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P CORPORATE LONG-TERM BOND RATINGS

     AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

     CCC: An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC:  An obligation rated CC is currently highly vulnerable to nonpayment.

     C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

     D: The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

     - On the day an interest and/or principal payment is due and is not paid. An exception is made if there is a grace period and S&P believes that payment will be made, in which case the rating can be maintained; or


     - Upon voluntary bankruptcy filing or similar action. An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.


     Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

FITCH CORPORATE LONG-TERM BOND RATINGS

  INVESTMENT GRADE

     AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A: High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacities for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

  SPECULATIVE GRADE

     BB Speculative: BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B Highly speculative: B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC, CC, C High default risk: Default is a real possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

     DDD, DD, D Default: Securities are not meeting current obligations and are extremely speculative. DDD designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, DD indicates expected recovery of 50%-90% of such outstandings, and D the lowest recovery potential, i.e. below 50%.

     + or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC.

                          CORPORATE SHORT-TERM RATINGS

MOODY'S CORPORATE SHORT-TERM ISSUER RATINGS

     Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics.

     - Leading market positions in well-established industries.

     - High rates of return on funds employed.

     - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     - Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P CORPORATE SHORT-TERM OBLIGATION RATINGS

     A-1: A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory. A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D: The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred -- and not where a default is only expected. S&P changes ratings to D either:

     - On the day an interest and/or principal payment is due and is not paid. An exception is made if there is a grace period and S&P believes that payment will be made, in which case the rating can be maintained; or

     - Upon voluntary bankruptcy filing or similar action, an exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

FITCH CORPORATE SHORT-TERM OBLIGATION RATINGS

     F1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

     F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D Default.  Denotes actual or imminent payment default.

                                MUNICIPAL BONDS

                               LONG-TERM RATINGS

MOODY'S MUNICIPAL LONG-TERM BOND RATINGS

     Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

     A: Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa: Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P MUNICIPAL LONG-TERM BOND RATINGS

     AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

     CCC: An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC:  An obligation rated CC is currently highly vulnerable to nonpayment.

     C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

     D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

FITCH MUNICIPAL LONG-TERM BOND RATINGS

  INVESTMENT GRADE

     AAA Highest credit quality: AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA Very high credit quality: AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A High credit quality: A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB Good credit quality: BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

  SPECULATIVE GRADE

     BB Speculative: BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B Highly speculative: B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC, CC, C High default risk: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

     DDD, DD, D Default: Securities are not meeting current obligations and are extremely speculative. DDD designates the highest potential for recovery of amounts outstanding on any securities involved. DD designates lower recovery potential and D the lowest.

     + or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC.

                          SHORT-TERM MUNICIPAL RATINGS

MOODY'S MUNICIPAL SHORT-TERM ISSUER RATINGS


     Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics.


     - Leading market positions in well-established industries.

     - High rates of return on funds employed.

     - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     - Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

MOODY'S MUNICIPAL SHORT-TERM LOAN RATINGS

     MIG 1: This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

     MIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG 3: This designation denotes favorable quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well established.

     SG: This designation denotes speculative quality. Debt instruments in this category may lack margins of protection.

S&P COMMERCIAL PAPER RATINGS

     A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

     A-3: Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B: Issues rated B are regarded as having only speculative capacity for timely payment.

     C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

     D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

S&P MUNICIPAL SHORT-TERM OBLIGATION RATINGS

     SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

     SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     SP-3:  Speculative capacity to pay principal and interest.

FITCH MUNICIPAL SHORT-TERM OBLIGATION RATINGS

     F1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

     F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D:  Default. Denotes actual or imminent payment default.

                     APPENDIX C -- PROXY VOTING PROCEDURES



              LINCOLN CAPITAL FIXED INCOME MANAGEMENT COMPANY, LLC



                             PROXY VOTING POLICIES



     Lincoln Capital Fixed Income Management Company, LLC (LCFI) is aware and compliant with SEC Rule 206(4)-6 regarding proxy voting and disclosure and Rule 204-2 pertaining to books and records. Therefore, LCFI shall vote corporate governance proposals in a manner that promotes clear responsibility of management and boards to the long run interests of shareholders. LCFI shall be diligent, independent and consider the best interest of our client's in arriving at proxy voting decisions.



     Upon client's requests, LCFI will disclose how the client's proxies were voted. Clients can send their requests via e-mail to Csedlak@Lincap.com.



                            PROXY VOTING PROCEDURES



     Ann Benjamin, a Managing Director, or a designee, is responsible for LCFI's proxy votes and guidelines for high yield products. The Security Control unit within the Operations Department has administrative responsibility.



     Guidelines have been established to apply to the most frequently appearing proxy proposals. Proxy proposals for shares in closed-end funds are excepted from the guidelines and voting decisions relating to such proposals will be determined on a case-by-case basis. Where specific guidelines don't apply, the general principals of the Proxy Voting Policies are used. Specific fact situations might warrant departure from the guidelines. Proxies are voted after review of relevant materials (annual report, SEC filings-10K and votes registered from the prior year) in accordance with these guidelines. The voting rights of securities that are on loan are determined at the time of signing the loan agreement between our clients and their custodian banks; usually the securities on loan do not allow LCFI the voting rights.



     Administratively, LCFI utilizes paper ballots. Paper ballots are received via the United States Postal System and holdings for all clients as of record date are obtained from the accounting system (Portia). The ballots shares and LCFI holdings are verified. If there are discrepancies between the ballot shares and LCFI holdings, the custodian is contacted for resolution. Proxies are voted by choosing the appropriate vote selection and the signing of the paper ballots. The signed proxies are mailed in the provided pre-addressed envelope.



     In rare instances where ballot shares have not been received, from all custodians, within two weeks of the meeting date, LCFI contacts the custodian. The custodian will follow up with a faxed copy of the paper ballot. If a copy of the ballot is faxed, LCFI returns (via fax or by mail) the proxy with voting instructions to the custodian.



     After all proxies are voted, the Operations Department of LCFI keeps a copy of the signed ballot as record of the security, meeting date, proposals, and how we voted for each client. Records are maintained in the Operations Department of LCFI office for five years, after that time the records can be moved to an off-site facility.



     The guidelines are designed to eliminate the influence of any conflicts of interest on LCFI's proxy voting decisions. Although LCFI does not foresee any material conflicts of interest arising, in the event a material conflict of interest arises, the facts and circumstances of the conflict would be discussed with Lori Loftus, the Compliance Manager, prior to voting. Lori Loftus and Ann Benjamin will decide if the conflict can be resolved or avoided by applying the guidelines. If the conflict cannot be resolved or avoided by applying the guidelines, LCFI may rely on the advice of an independent third party to determine how to vote the proxy.



Original Date: January 31, 2003


Revised Date: June 30, 2003

            LINCOLN CAPITAL FIXED INCOME MANAGEMENT PROXY GUIDELINES



BOARD RELATED ISSUES                                               June 23, 2003



SUBJECT                                     VOTE                   JUSTIFICATION
-------                                     ----                   -------------
Election of directors                     For, w/     Ownership of the stock typically means
                                          caveat      support of Directors, unless there is an
                                                      issue of independence or performance.
Classification of directors               Against     The idea, in theory, is to provide
                                                      stability. However, in practice boards
                                                      have demonstrated considerable
                                                      continuity because the majority of votes
                                                      are for management's slate.
Declassification of Board                 For
Annual Election of directors              For         Directors should be held accountable to
                                                      shareholders on an annual basis.
Director removal only for cause           Against     Shareholders should not need cause to
                                                      remove a director. As owners of the
                                                      corporation, shareholders should have
                                                      the right to remove directors as they
                                                      see fit.
Require a majority of independent         For         The presence of independent directors
  directors                                           allows the board to be more objective in
                                                      its decisions regarding business
                                                      operations and top management.
Increase in size of the board             Against     The greater number of directors, the
                                          w/caveat    less the accountability. However, it may
                                                      be a good idea if management can show a
                                                      compelling need (e.g. needed expertise)
                                                      for additional members.
Indemnification and liability protection  For         Such protection is necessary to attract
  for directors                           w/caveat    and retain competent individuals to sit
                                                      on boards for normal renumeration.
                                                      Companies need to protect their
                                                      directors as long as they act in the
                                                      best interest of their shareholders.
                                                      However, if directors seriously breech
                                                      their fiduciary duty, they should not be
                                                      protected.
Advisory committees                       Against     The board already has a fiduciary duty
                                                      to represent all shareholders and is
                                                      accountable to them by law. It often is
                                                      not necessary for a corporation to bear
                                                      the additional expense of an advisory
                                                      committee.
Grant Stock to Non-Employee Directors     Against,    We would vote against a management
  (added 1996 proxy season)               w/ caveat   proposal to grant stock to non-employee
                                                      directors except in cases where grant
                                                      would replace a fee.
Separation of CEO and Chairman            For         Although not required this is generally
                                                      a good governance model.

EMPLOYEE COMPENSATION



SUBJECT                                     VOTE                   JUSTIFICATION
-------                                     ----                   -------------
Employee Stock Ownership Plan             Case by     In general, it is a good idea to support
                                          Case        option plans which provide incentive to
                                                      directors, managers and other employees
                                                      by aligning their economic interest with
                                                      those of the shareholders while limiting
                                                      the transfer of wealth out of the
                                                      company. However, a vote for a specific
                                                      plan should be decided by weighing a
                                                      number of factors:
                                                        - the number and structure of other
                                                      plans the company currently has in place
                                                        - the potential dilution percentage of
                                                      the proposed plan, (in conjunction with
                                                          other plans in place)
                                                        - the degree of power the board has to
                                                      choose a plan among several options,
                                                          (those proposals allowing the board
                                                          to chose between five or more
                                                          options should rarely be approved)
                                                        - who will administer the plan, (it
                                                      should be administered by a committee of
                                                          outside directors who are ineligible
                                                          to receive benefits from the plan)
                                                        - the percentage of the company
                                                      already owned by insiders
Compensation caps or restraints           For (by     Consideration should be given to
                                          situation)  withholding votes from, or voting
                                                      against, directors who support excessive
                                                      compensation or compensation
                                                      arrangements that are not in the
                                                      interest of shareholders.
Minimum share ownership to be a director  Against
Stock Options & Incentive Comp
- pricing at fair market value and        For
  expire with 5 years
- repricing options to a lower price      Against
- option plan dilution greater than 5%    Against
- restricted stock should vest over a     Against
  specified time (greater than 1 year)
- interest free or low interest loans     Against
- reload options                          Against
- options for directors                   Against

MANAGEMENT ENTRENCHMENT



SUBJECT                                     VOTE                  JUSTIFICATION
-------                                     ----                  -------------
Increase in authorized shares of common   For        Vote for an increase in authorized
  stock                                              shares of common stock if:
                                          w/caveat     - management has already issued most
                                                     of the authorized shares
                                                       - the increase is reasonable
                                                       - past history suggests a prudent
                                                         issuance
                                                       - shares are needed for a stock split
                                                         or dividend
                                                       - management presents a specific and
                                                         acceptable reason for the increase.
                                                     Otherwise, vote no.
Targeted share placement                  Against    Targeted share placements dilute
                                                     ownership and voting rights, entrench
                                                     current management, and are
                                                     anti-takeover in nature.
Dual Class Stock                          Against    The new class of stock may dilute our
                                                     ownership, make the company less
                                                     attractive as a takeover target,
                                                     entrench incumbent directors or
                                                     management, and discourage both merger
                                                     proposals and proxy contests.
Authorize or increase a class of          Against    Available academic evidence indicates
  preferred stock                                    that shareholder value is decreased when
                                                     blank-check preferred stock is
                                                     authorized.
Share repurchase                          For        The share repurchase process increases
                                                     our ownership percentage and raises the
                                                     equilibrium price by decreasing the
                                                     supply.
Appointment of auditors                   For        Vote for the recommended auditor unless
                                          w/caveat   the auditor has become complacent or has
                                                     questionable independence.



SHAREHOLDER RIGHTS



SUBJECT                                     VOTE                  JUSTIFICATION
-------                                     ----                  -------------
Elimination of preemptive rights          For        These rights give current shareholders
                                                     the right to maintain their current
                                                     ownership percentage through any
                                                     subsequent equity offerings. These
                                                     provisions are no longer common in the
                                                     U.S., and can restrict management's
                                                     ability to raise new capital.
Eliminate shareholders right to call a    Against    These proposals limit shareholder
  special meeting                                    rights, and are anti-takeover in nature.
Prohibit shareholder action outside       Against    These proposals limit shareholders
  meetings                                           rights.
Voting confidentiality                    For        These proposals are often introduced by
                                          w/caveat   shareholders as a means of reducing
                                                     management pressure on shareholders
                                                     regarding their vote on proxy issues. We
                                                     support the suspension of confidential
                                                     voting during proxy contest since
                                                     dissidents have access to the
                                                     information and we do not wish to put
                                                     management at an unfair disadvantage.

SUBJECT                                     VOTE                  JUSTIFICATION
-------                                     ----                  -------------
Cumulative voting                         Against    Cumulative voting permits access to the
                                                     board by special interest groups.
Company submission of poison pill and     For        Management rarely submits its defense
  defense mechanisms for shareholder                 mechanisms to shareholders voluntarily
  ratification                                       so shareholders should vote for
                                                     authority to ratify such plans when
                                                     proposed by other shareholders.



ANTI-TAKEOVER



SUBJECT                                     VOTE                  JUSTIFICATION
-------                                     ----                  -------------
Anti-Greenmail provisions                 For        The only one who reaps any benefit from
                                                     greenmail is the greenmailer.
                                                     Shareholders are always harmed.
Reincorporation                           For        Vote in favor of reincorporation
                                          w/caveat   proposals if there are legitimate
                                                     business reasons for the move. If a
                                                     corporation is simply attempting to move
                                                     in order to subject itself to more
                                                     stringent anti-takeover laws, then vote
                                                     against it.
Require more than simple majority vote    Against    These proposals limit shareholder
  to amend or repeal by-laws or remove               rights.
  directors
Blank check preferred                     Against    These proposals are for the
                                                     authorization of shares for which voting
                                                     rights are not established in advance.
                                                     Instead, voting rights are established
                                                     at the discretion of the board of
                                                     directors when the shares are issued.
                                                     This gives the board the ability to
                                                     place a block of stock with an investor
                                                     sympathetic to management, thereby
                                                     foiling a takeover bid without a
                                                     shareholder vote. This proposal is a
                                                     transfer of authority from shareholders
                                                     to the board, and a possible
                                                     entrenchment device.
Stockholder provision                     Against    These proposals introduce the concept
                                                     that the board may consider the interest
                                                     of constituents other than shareholders
                                                     in the evaluation of takeover offers.
                                                     This concept is inconsistent with public
                                                     ownership of corporations.
Poison pill plans                         Against    Poison pill plans are the most effective
                                                     anti-takeover weapon available to
                                                     management. Shareholder value declines
                                                     upon the adoption of a these plans.
Supermajority vote                        Against    Requiring a high majority vote (i.e.
                                                     80%) for corporate charter and by-law
                                                     amendments relating to term of office,
                                                     election or removal of directors.
                                                     Requiring a supermajority vote to
                                                     convene meetings is an anti-takeover
                                                     measure.



SOCIAL ISSUES



     Most social issues are handled on a case-by-case basis. Unique social, environmental, and political issues are decided on the merits of the specific proposal. Therefore, it has not been Lincoln's policy to recommend, general guidelines to cover such issues.

                      APPENDIX D -- ADVERTISING MATERIALS


              LEHMAN BROTHERS FIRST TRUST INCOME OPPORTUNITY FUND

A PORTFOLIO OF HIGH YIELD BONDS

  DESIGNED TO OFFER:

     - Total Return Focus

     - High Current Yield and Capital Appreciation Potential

     - Monthly Distributions with Reinvestment Option

     - Significant Diversification Potential vs. Equities and High Grade Bonds

     - Access to a Proven Management Team Focused on High Yield Investing.

LEHMAN BROTHERS FIRST TRUST INCOME OPPORTUNITY FUND

  INVESTMENT OBJECTIVE

     The Fund's investment objective is to seek a high total return (income plus capital appreciation). The Fund pursues this objective by investing its assets primarily in high yield securities. There can be no assurance that the Fund will achieve its investment objective. "High yield securities" or "junk bonds" are considered speculative with respect to the issuer's capacity to pay interest and repay principal. They involve greater risk of loss, are subject to greater price volatility and are potentially less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. See "Risk Factors" on the back and in the prospectus for more information.

  PORTFOLIO COMPOSITION

     At least 80% of the Fund will be invested in below investment grade (high yield) debt securities (including corporate loans) of U.S. and foreign issuers.

     The Fund will attempt to maintain an average (dollar-weighted) portfolio quality of B/B to Ba/BB, with less than 20% of the Fund's Portfolio composed of securities rated Caa/CCC or lower.

     Although the Fund may invest in debt securities having a broad range of maturities, the average portfolio maturity of the Fund is expected to be within the intermediate range of 2 to 7 years and will vary over time.

     The Fund may also invest up to 20% of its managed assets in convertible securities, corporate loans, preferred stocks, illiquid securities, structured securities, asset-backed securities, REITs, derivatives, U.S. Government securities and other securities.

  LEHMAN BROTHERS ASSET MANAGEMENT INC.

     Lehman Brothers Asset Management Inc., a wholly owned subsidiary of Lehman Brothers Holdings Inc., is the Adviser to the Fund. Since Lehman Brothers was founded in 1850, it has built one of the world's leading global investment banks serving the financial needs of corporations, institutions, governments and investors worldwide.

  LINCOLN CAPITAL FIXED INCOME MANAGEMENT COMPANY, LLC

     Lincoln Capital Fixed Income Management Company, LLC (Lincoln Capital) is a wholly owned subsidiary of Lehman Brothers Holdings Inc., and is the portfolio manager for the Lehman Brothers First Trust Income Opportunity Fund.

     Lincoln Capital believes superior investment results can be achieved through proactive bond management. Adding value requires investment judgment supported by quantitative analysis and risk management techniques.

                                    OVERVIEW

            THE LEHMAN BROTHERS FIRST TRUST INCOME OPPORTUNITY FUND

     - Proven Management -- Lincoln Capital provides professional management which includes the extensive credit analysis needed to invest in high yield securities.

     - Monthly Dividends -- The Fund intends to distribute all or a portion of its net investment income monthly. An investor can choose to receive distributions in cash or have distributions reinvested in additional common shares of the Fund.*

     - Diversification -- The Fund's portfolio will be well diversified by issuer, industry, maturity and credit rating. An individual investor would not ordinarily be able to create a diversified portfolio of high yield securities.

     - Exchange-Listed Liquidity -- The Fund expects to list its shares on the New York Stock Exchange (NYSE) under the symbol "LBC". With intra-day trading, investors will be able to trade whenever the NYSE is open, providing immediate liquidity.

     - Ease of Ownership -- The Fund relieves the investor of the burdensome administrative details involved in managing a portfolio of such investments.

     One thing that has not changed over the years is the need for some investors to earn high current income. Investors willing to assume certain credit and market risks have the potential to earn a high level of current monthly income by investing in high yield bonds.

     Although subject to greater risks, high yield bond investors have historically received greater returns from their high yield investments than investment-grade bond investors.

MARKET OVERVIEW

     Lincoln Capital believes high yield fundamentals are attractive, with risk/return characteristics at historically favorable levels.

     - Established Asset Class -- Over $500 billion outstanding.

     - High Current Yield -- High yield securities provide high current income, with spreads to Treasuries near historically wide levels.

     - Diversification Benefits -- High yield bonds provide significant diversification benefits, due to their low correlation with equities and investment grade bonds.

     - Opportune Time in the Market -- Default rates are declining, downgrades are slowing, and liquidity is returning to the market.

 * The Fund is not required to maintain a stable level of distributions to shareholders. The Fund expects that it will declare its initial monthly distribution within approximately 45 days and commence paying dividends within 90 days after the date of this prospectus. The Fund's ability to maintain a level dividend rate will depend on a number of factors, including dividends payable on any preferred shares that are issued. As portfolio and market conditions change, the rate of dividends on common shares and the Fund's dividend policy could change.

HIGH YIELD INDEX VS. U.S. TREASURIES AND PERCENT DEFAULT RATE
[LEHMAN BROTHERS GRAPH]

                                          CURRENT YIELD ON       CURRENT YIELD ON
                                          LEHMAN BROTHERS      COMPARABLE TREASURY
                                        HIGH YIELD INDEX(2)       SECURITIES(2)                                DEFAULT RATE(1)
                                        -------------------    ----------------                                ---------------
1/31/1993                                      0.0979                 0.0424                   Dec-93               3.2400
2/28/1993                                      0.0943                 0.0394                   Dec-94               1.8400
3/31/1993                                      0.0930                 0.0405                   Dec-95               3.3400
4/30/1993                                      0.0922                 0.0422                   Dec-96               1.7500
5/31/1993                                      0.0912                 0.0435                   Dec-97               1.8700
6/30/1993                                      0.0878                 0.0395                   Dec-98               3.2200
7/31/1993                                      0.0871                 0.0438                   Dec-99               4.8900
8/31/1993                                      0.0899                 0.0434                   Dec-00               7.0100
9/30/1993                                      0.0924                 0.0421                   Dec-01               9.8000
10/31/1993                                     0.0905                 0.0425                   Dec-02               6.9000
11/30/1993                                     0.0914                 0.0482                   Dec-03               5.4700
12/31/1993                                     0.0907                 0.0483
1/31/1994                                      0.0861                 0.0467
2/28/1994                                      0.0888                 0.0528
3/31/1994                                      0.0992                 0.0588
4/30/1994                                      0.1028                 0.0622
5/31/1994                                      0.1036                 0.0641
6/30/1994                                      0.1045                 0.0660
7/31/1994                                      0.1041                 0.0634
8/31/1994                                      0.1041                 0.0633
9/30/1994                                      0.1064                 0.0680
10/31/1994                                     0.1081                 0.0704
11/30/1994                                     0.1121                 0.0721
12/31/1994                                     0.1145                 0.0736
1/31/1995                                      0.1135                 0.0712
2/28/1995                                      0.1092                 0.0697
3/31/1995                                      0.1098                 0.0699
4/30/1995                                      0.1061                 0.0683
5/31/1995                                      0.1002                 0.0595
6/30/1995                                      0.1008                 0.0589
7/31/1995                                      0.1001                 0.0611
8/31/1995                                      0.1018                 0.0598
9/30/1995                                      0.1012                 0.0591
10/31/1995                                     0.1017                 0.0565
11/30/1995                                     0.1006                 0.0540
12/31/1995                                     0.0991                 0.0523
1/31/1996                                      0.0960                 0.0507
2/29/1996                                      0.0978                 0.0563
3/31/1996                                      0.0993                 0.0588
4/30/1996                                      0.1004                 0.0619
5/31/1996                                      0.1009                 0.0640
6/30/1996                                      0.1011                 0.0627
7/31/1996                                      0.1026                 0.0639
8/30/1996                                      0.1020                 0.0652
9/30/1996                                      0.0984                 0.0625
10/31/1996                                     0.0989                 0.0594
11/30/1996                                     0.0965                 0.0563
12/31/1996                                     0.0946                 0.0578
1/31/1997                                      0.0943                 0.0592
2/28/1997                                      0.0932                 0.0603
3/31/1997                                      0.1003                 0.0642
4/30/1997                                      0.0988                 0.0634
5/31/1997                                      0.0952                 0.0625
6/30/1997                                      0.0927                 0.0611
7/31/1997                                      0.0871                 0.0553
8/31/1997                                      0.0897                 0.0588
9/30/1997                                      0.0869                 0.0566
10/31/1997                                     0.0886                 0.0542
11/30/1997                                     0.0882                 0.0546
12/31/1997                                     0.0888                 0.0549
1/31/1998                                      0.0855                 0.0524
2/28/1998                                      0.0862                 0.0542
3/31/1998                                      0.0857                 0.0543
4/30/1998                                      0.0878                 0.0548
5/31/1998                                      0.0892                 0.0541
6/30/1998                                      0.0908                 0.0530
7/31/1998                                      0.0906                 0.0531
8/31/1998                                      0.1046                 0.0479
9/30/1998                                      0.1045                 0.0417
10/31/1998                                     0.1109                 0.0423
11/30/1998                                     0.1033                 0.0440
12/31/1998                                     0.1053                 0.0440
1/31/1999                                      0.1024                 0.0440
2/28/1999                                      0.1055                 0.0498
3/31/1999                                      0.1048                 0.0486
4/30/1999                                      0.1017                 0.0492
5/31/1999                                      0.1067                 0.0524
6/30/1999                                      0.1096                 0.0531
7/31/1999                                      0.1093                 0.0536
8/31/1999                                      0.1123                 0.0539
9/30/1999                                      0.1153                 0.0527
10/31/1999                                     0.1176                 0.0544
11/30/1999                                     0.1166                 0.0558
12/31/1999                                     0.1154                 0.0582
1/31/2000                                      0.1192                 0.0607
2/29/2000                                      0.1190                 0.0571
3/31/2000                                      0.1249                 0.0546
4/30/2000                                      0.1272                 0.0560
5/31/2000                                      0.1298                 0.0549
6/30/2000                                      0.1263                 0.0613
7/31/2000                                      0.1267                 0.0611
8/31/2000                                      0.1266                 0.0589
9/30/2000                                      0.1286                 0.0585
10/31/2000                                     0.1365                 0.0580
11/30/2000                                     0.1458                 0.0549
12/31/2000                                     0.1445                 0.0507
1/31/2001                                      0.1251                 0.0491
2/28/2001                                      0.1227                 0.0472
3/31/2001                                      0.1254                 0.0465
4/30/2001                                      0.1296                 0.0504
5/31/2001                                      0.1216                 0.0496
6/30/2001                                      0.1271                 0.0504
7/31/2001                                      0.1240                 0.0460
8/31/2001                                      0.1218                 0.0443
9/30/2001                                      0.1377                 0.0395
10/31/2001                                     0.1326                 0.0362
11/30/2001                                     0.1283                 0.0407
12/31/2001                                     0.1246                 0.0435
1/31/2002                                      0.1210                 0.0438
2/28/2002                                      0.1233                 0.0423
3/31/2002                                      0.1179                 0.0477
4/30/2002                                      0.1130                 0.0438
5/31/2002                                      0.1155                 0.0436
6/30/2002                                      0.1244                 0.0409
7/31/2002                                      0.1354                 0.0363
8/31/2002                                      0.1331                 0.0339
9/30/2002                                      0.1360                 0.0286
10/31/2002                                     0.1402                 0.0308
11/30/2002                                     0.1257                 0.0343
12/31/2002                                     0.1208                 0.0298
1/31/2003                                      0.1147                 0.0313
2/28/2003                                      0.1132                 0.0288
3/31/2003                                      0.1064                 0.0293
4/30/2003                                      0.0949                 0.0289
5/31/2003                                      0.0942                 0.0251

---------------

 1. Default rates are Moody's Trailing Twelve-Month, Issuer Based Default Rates (Spec. Grade) and 2003 default rate as of March 31, 2003.

 2. Lehman Brothers Global Family of Indicies. Data through May 31, 2003.

                           ABOUT THE MANAGEMENT TEAM

                           LINCOLN CAPITAL MANAGEMENT

     Lincoln Capital, a wholly owned subsidiary of Lehman Brothers Holdings, is the active manager of the Fund's portfolio. Lincoln Capital specializes in fixed income investment management for large institutional investors and had $32.9 billion in assets under management as of June 1, 2003, with approximately $1.3 billion dedicated to high yield.

     - Focus -- Lincoln Capital's only business is fixed income management.

     - Institutional Caliber -- Provides retail investors with an opportunity to invest with a firm that is well known and highly respected in the institutional money management business. By investing in this Fund, investors access a proven team of professionals accustomed to the rigors of investing for some of America's leading institutional clients.

     - Experienced Team -- Dedicated 20-person team focused on bond management, 7 dedicated high yield specialists with an average of 14 years of experience.

     - Independent Research -- Internally generated industry and credit research produces non-consensus valuations. Lincoln Capital employs intense bottom up credit and valuation research and top down economic analysis combined with longstanding investment experience and input from proprietary models.

     - Proven Investment Approach -- Lincoln Capital's fixed income investment process has stood the test of 20 years during different market environments.

  INVESTMENT APPROACH

     Lincoln Capital pursues a disciplined and proactive approach to high yield investing.

     - Seeks opportunities for enhancing return which can occur at turning points in the economic cycle when spreads are likely to be more volatile.

     - Seeks to anticipate spread movements in response to changes in economic conditions, industry fundamentals, issuer-specific financial performance, and other issuer-specific dynamics.

     - Investment decisions are based on analysis of historical spread relationships, break-even yield spread analysis, and total return projections.

     - Maintains a focus on details and manages risk through diversification and portfolio management system, as well as comprehensive event monitoring.

     - Combines intense bottom up credit and valuation research combined with longstanding investment experience and input from proprietary models.

  LEHMAN BROTHERS

     Lehman Brothers Asset Management is the Adviser to the Fund. It offers a wide range of investment advisory services to meet the needs of clients with diverse investment objectives and needs. Lehman Brothers Holdings and its affiliates managed approximately $46.7 billion in client assets as of June 1, 2003.

                                INVESTOR PROFILE

     Before you make an investment decision, you should have a clear understanding of your own investment expectations, your objectives, and your risk tolerance level.

     If several of the following statements apply to you, then the LEHMAN BROTHERS FIRST TRUST INCOME OPPORTUNITY FUND may be the right investment for you.

     I am looking for a financial product that provides the potential for above-average income and Capital appreciation.

     I would like to further diversify my portfolio.

     Currently, I have limited exposure to high yield income investments.

     I have cash sitting on the sidelines which I would like to put to work.

     Being able to get price quotes quickly and investment flexibility are important to me. I would like to be able to sell my position whenever the NYSE is open.

                     WHY CONSIDER THIS NEW CLOSED-END FUND?

     - Attractive opportunities offered by the high yield market

     - Current low interest rate environment potentially allows for greater benefits from leverage*

     - First closed-end fund offering access to Lincoln Capital as active manager

     - Potential for high monthly income plus capital appreciation

     - Exchange-traded liquidity**
---------------

 * Using leverage is a speculative practice that involves significant risks. See "Risk Factors" on the back and in the prospectus for more information.

** The Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. The Fund's net asset value will be reduced immediately following the offering by the amount of the sales load and the amount of organizational expenses and offering costs paid by the Fund. See "Risk Factors" on the back and in the prospectus for more information.

                                  RISK FACTORS

     No Operating History. Because the Fund is newly organized, it has no operating history and no history of public trading.

     Credit Risk. Credit risk refers to an issuer's ability to make payments of principal and interest when they are due. Because the Fund will own securities with low credit quality, it will be subject to a high level of credit risk. The credit quality of such securities is considered speculative by rating agencies with respect to the ability of issuers to pay interest and repay principal. Therefore, lower grade securities may experience high default rates, which could mean that the Fund may suffer losses on its investments in these securities, which would adversely affect the Fund's net asset value and its ability to make distributions.

     High Yield Debt Securities Risk. Investment in high yield debt securities involves substantial risk of loss. In addition to involving greater credit risk than investment grade obligations, high yield debt securities are more susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield debt securities tend to be very volatile, and these securities are potentially less liquid than investment grade debt securities.

     Equity Securities Risk. Investments in equity securities entail substantial risks. The values of equity securities depend on business, economic and other factors affecting those issuers. The value of equity securities may fluctuate substantially, often based on factors unrelated to the value of the issuer of the securities. Although equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in returns.

     Leverage Risk. The Fund's use of leverage through the issuance of preferred shares and borrowings, as well as the economic leverage inherent in certain derivatives, including credit default swaps, creates the opportunity for increased common share net income, but also creates risks for holders of common shares. There is no assurance that the Fund's leveraging strategies will be successful.

     Interest Rate Transactions Risk. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates, in general, the Fund's use of interest rate swaps or caps could enhance or harm the overall performance of the common shares.

     Interest Rate Risk. The value of debt securities in the Fund's portfolio generally will decline if interest rates rise. Because market interest rates are currently near their lowest levels in many years, there is a greater risk that net asset value and market price of the Fund's common shares will decline if market interest rates rise. The prices of securities that have longer maturities may fluctuate more than the prices of shorter term securities in response to changes in interest rates. Because the Fund's portfolio maturity is expected to be within the intermediate range (2 to 7 years), net asset value of the Fund and market price of the Fund's common shares are likely to fluctuate more in response to changes in market rates of interest than if the Fund invested primarily in short-term debt securities.

     Reinvestment Risk. Income from the Fund's portfolio will decline if interest rates fall and the Fund reinvests the proceeds from debt securities that mature or are called in securities that pay lower rates of interest. A decline in income could adversely affect dividends paid by the Fund and the market price or investment return of common shares.

     Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity.

     Management Risk. The Fund will be subject to management risk because its investment portfolio will be actively managed. Lincoln Capital's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy may or may not prove to be correct.

     Extension Risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. Many market interest rates have recently declined significantly below recent historical averages. This decline may have increased the risk that these rates will rise in the future (which would cause the value of the Fund's net assets to decline) and the degree to which asset values may decline in such event.

     Counterparty Risk. The Fund will be subject to various risks with respect to counterparties in connection with certain types of investment transactions, including transactions in certain options and other derivatives (such as interest rate and credit default swaps). If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and may obtain a limited or no recovery in such circumstances.

     Variable and Floating Rate Risk. The Fund may invest in variable and floating rate securities that provide for adjustment in the interest rate paid on the securities on a periodic basis or where there is a change in a specified reference rate. These interest rate reset features may result in a reduction in the interest payable to the Fund with respect to floating rate and variable rate securities if interest rates fall.

     Convertible Securities Risk. Convertible securities generally pay lower rates of interest or have lower dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of an issuer's equity securities exceeds the conversion price of the issuer's securities convertible into such equity securities, the convertible securities tend to reflect the market price of the issuer's equity securities. As the market price of the issuer's underlying equity security declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the equity securities.

     Corporate Loans Risk. The secondary dealer market for corporate loans is not as well developed as the secondary dealer market for high yield debt securities and, therefore, presents increased risks relating to liquidity and pricing. By purchasing a participation interest, (which represent interests in loans made by a third party), the Fund will acquire some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Unlike a direct interest in a loan, ownership of a participation interest typically gives the Fund a contractual relationship only with the lender, and not with the borrower. In such cases, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender that sold the participation and only if the lender receives payment from the borrower. In addition, the Fund may not be able to exercise any remedies that the lender would have under the corporate loan if the Fund buys a participation interest.

     Asset-Backed Securities Risk. The investment characteristics of asset-backed securities (including mortgage-backed securities) differ from those of traditional debt securities, and these securities may be subject to risks including prepayment risk and extension risk to a greater degree than many other fixed income securities.

     REITs Risk. Investing in REITs involves certain unique risks in addition to those commonly associated with investing in the real estate industry in general. REITs are dependent upon the skills of their managers and may not be diversified, are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are exposed to the risk of default by lessees or borrowers. REITs with underlying assets that are concentrated in properties used by a particular industry (such as health care) are also subject to risks associated with that industry. REITs may have limited financial resources and their securities may trade less frequently and in a more limited volume than securities of larger companies.

     Market Discount Risk. Shares of closed-end funds frequently trade at prices lower than their net asset values. This is commonly referred to as "trading at a discount." This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Fund's net asset value may decline as a result of investment activities. Investors who sell their shares within a relatively short period of time after completion of the offering are likely to be exposed to this risk. Accordingly, the Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. The Fund's net asset value will be reduced immediately following the offering by the sales load and the amount of organizational expenses and offering costs paid by the Fund.

     Derivatives Risk. The values of derivatives can be volatile. They may also involve embedded leverage. Thus, a small investment in derivatives can result in a significant loss to the Fund. When a derivative instrument is used for hedging purposes, there is a risk that changes in the derivative's value will not correspond to changes in the value of the investments being hedged. In this event, the Fund may not fully benefit from or could lose money on the derivative position. Certain derivatives may be illiquid and difficult to value.

     Market Disruption Risk. The war with Iraq, its aftermath and the reconstruction of Iraq are likely to have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the reconstruction cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period and the occurrence of similar events in the future cannot be ruled out. The reconstruction, terrorism and related geopolitical risks have led, and may in the future lead to, increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. These risks could also adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, credit risk, inflation and other factors that impact the Fund's investment return and net asset value. The Fund cannot predict the effects of similar events in the future on the U.S. economy or on the markets in which the Fund will invest. High yield debt securities tend to be more volatile than investment grade fixed income securities. Thus, these events and any actions resulting from them may have a greater impact on the prices and volatility of high yield debt securities than on higher rated fixed income securities.

     Inflation Risk. Inflation risk is the risk that the value of assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real, or inflation-adjusted, value of the common shares and distributions can decline and dividend payments on the Fund's preferred shares, if any, or interest payments on Fund borrowings, if any, may increase.

     Liquidity Risk. The prices of illiquid securities tend to be volatile and may not be readily ascertainable. The Fund may not be able to sell illiquid securities when it desires to do so or to sell such securities at prices equal to the values used in calculating the Fund's net asset value. The Fund may hold restricted securities and may be prohibited from disposing of such illiquid securities for specified periods of time.

     Anti-takeover Provisions. The Fund's Declaration of Trust and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. These provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. Among these provisions are provisions that create staggered terms of office for the Fund's Trustees, impose advance notice requirements for shareholder proposals, and super-majority voting requirements for certain transactions with affiliates, open-ending the Fund and for approving a merger, liquidation, asset sales and similar transactions.

     Foreign Securities Risks. Investments in foreign securities can be affected by risk factors generally not thought to be present in the U.S., including, among other things, increased political, economic, regulatory and contractual risks. The prices of securities denominated in foreign currency will fluctuate in response to changes in the value of that currency relative to the U.S. Dollar.

     Potential Conflicts of Interest. The Fund is managed by Lehman Brothers Asset Management and Lincoln Capital, which may also serve as investment advisers to other registered and unregistered funds and other accounts (collectively, the "Lehman/Lincoln Accounts") with investment objectives identical or similar to those of the fund. Certain investments may meet the investment objectives of both the Fund and the Lehman/Lincoln Accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. It is possible that at times identical securities will be held by more than one fund or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Lehman/Lincoln Accounts seeks to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Lehman Brothers Asset Management or Lincoln Capital decides to sell on behalf of another account the same portfolio security at the same time. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the Lehman/Lincoln Accounts may have the same or similar investment objective and policies as the Fund, their portfolios may not necessarily consist of the same investments as the Fund or each other, and their investment performance will likely differ from that of the Fund.

     Certain Affiliations. Certain broker-dealers, including Lehman Brothers Inc., may be considered to be affiliated persons of the Fund, Lehman Brothers Asset Management or Lincoln Capital. Absent an exemption from the Commission or other regulatory relief, the Fund is generally precluded from effecting principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated broker for agency transactions will be subject to restrictions. This could limit the Fund's ability to engage in certain securities transactions and take advantage of market opportunities. In addition, unless and until the underwriting syndicate is broken in connection with the initial public offering of the common shares and any public offering of the preferred shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.

     An investment in the Fund may be speculative in that it involves a high degree of risk and should not constitute a complete investment program.

     We may not sell these securities until the registration statement relating to these securities filed with the Securities and Exchange Commission is effective. Enclosed is a preliminary prospectus containing information regarding the Fund, including investment objective and strategies, risks, charges and expenses and other information. The information in the preliminary prospectus is not complete and may be changed. This is not an offering, which may be made only by a final prospectus. Upon effectiveness of the registration statement, these securities will be offered and sold only by the Underwriters and their selected dealers as described in the prospectus. The final prospectus should be read carefully before investing. For a final prospectus, please call your financial advisor or 1-800-988-5196.

(C)2003 Lehman Brothers. All rights reserved.

                          PART C -- OTHER INFORMATION



ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS



     (1) FINANCIAL STATEMENTS -- Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the 1940 Act are filed herewith as part of the Statement of Additional Information



     (2) EXHIBITS



EXHIBIT NO.                     DESCRIPTION OF EXHIBITS
-----------                     -----------------------
(a)(1)        Certificate of Trust of Lehman Brothers/First Trust Income
              Opportunity Fund -- incorporated by reference to
              Registrant's Initial Registration Statement on Form N-2,
              File No. 333-105069, filed on May 7, 2003.
(a)(2)        Declaration of Trust of Lehman Brothers/First Trust Income
              Opportunity Fund -- incorporated by reference to
              Registrant's Initial Registration Statement on Form N-2,
              File No. 333-105069, filed on May 7, 2003.
(a)(3)        Amended and Restated Declaration of Trust of Lehman
              Brothers/First Trust Income Opportunity Fund -- incorporated by reference to Registrant's pre-effective Amendment on Form
              N-2, File No. 333-105069, filed on July 3, 2003.
(b)(1)        By-laws of Lehman Brothers/First Trust Income Opportunity
              Fund -- incorporated by reference to Registrant's Initial
              Registration Statement on Form N-2, File No. 333-105069,
              filed on May 7, 2003.
(b)(2)        Amended and Restated By-laws of Lehman Brothers/First Trust
              Income Opportunity Fund -- incorporated by reference to
              Registrant's pre-effective Amendment on Form N-2, File No.
              333-105069, filed on July 3, 2003.
(c)           Not applicable.
(d)           Form of Share Certificate -- incorporated by reference to
              Registrant's pre-effective Amendment on Form N-2, File No.
              333-105069, filed on July 3, 2003.
(e)           Terms and Conditions of Automatic Dividend Reinvestment
              Plan -- incorporated by reference to Registrant's
              pre-effective Amendment on Form N-2, File No. 333-105069,
              filed on July 3, 2003.
(f)           Not applicable.
(g)(1)        Form of Investment Advisory Agreement between Registrant and
              Lehman Brothers Asset Management Inc. ("Lehman Brothers
              Asset Management") -- incorporated by reference to
              Registrant's pre-effective Amendment on Form N-2, File No.
              333-105069, filed on July 3, 2003.
(g)(2)        Form of Investment Sub-Advisory Agreement between Registrant and Lincoln Capital Fixed Income Management Company,
              LLC -- incorporated by reference to Registrant's
              pre-effective Amendment on Form N-2, File No. 333-105069,
              filed on July 3, 2003.
(h)(1)        Form of Underwriting Agreement -- filed herewith.
(h)(2)        Form of Underwriter Participation Agreement -- filed
              herewith
(h)(3)        Form of Master Agreement Among Underwriters -- filed
              herewith.
(h)(4)        Form of Master Standard Dealer Agreement- filed herewith.
(i)           Not applicable
(j)           Form of Custodian Agreement by and between Registrant and
              Investors Bank & Trust -- filed herewith.
(k)(1)        Form of Transfer Agency and Service Agreement between
              Registrant and Investors Bank & Trust Company -- filed
              herewith.
(k)(2)        Form of Administration Agreement between Registrant and
              Investors Bank & Trust Company -- filed herewith.
(k)(3)        Form of Servicing Agreement between Registrant and First
              Trust Portfolios, L.P. ("First Trust") -- filed herewith.

EXHIBIT NO.                     DESCRIPTION OF EXHIBITS
-----------                     -----------------------
(k)(4)        Form of Additional Compensation Agreement -- filed herewith.
(l)(1)        Opinion and consent of Schulte Roth & Zabel LLP -- to be
              filed by pre-effective amendment.
(l)(2)        Opinion of Richards, Layton & Finger, P.A. -- to be filed by pre-effective amendment.
(m)           Not applicable.
(n)           Consent of Independent Auditors of the Fund Ernst & Young
              LLP -- filed herewith.
(o)           Not applicable.
(p)           Form of Initial Capital Agreement -- filed herewith.
(q)           Not applicable.
(r)(1)        Joint Code of Ethics for Lehman Brothers/First Trust Income
              Opportunity Fund, Lehman Brothers Asset Management, Lincoln
              Capital, and Lehman Brothers Inc. -- incorporated by
              reference to Registrant's pre-effective Amendment on Form
              N-2, File No. 333-105069, filed on July 3, 2003.
(r)(2)        Code of Ethics for First Trust -- incorporated by reference to Registrant's pre-effective Amendment on Form N-2, File
              No. 333-105069, filed on July 3, 2003.



ITEM 25.  MARKETING ARRANGEMENTS



     See Exhibit (h) of Item 24(2) of this Registration Statement.



ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION



     The following table sets forth the expenses to be incurred in connection with the issuance and distribution of securities described in this Registration Statement(1):



Registration fees...........................................  $ 16,261
National Association of Securities Dealers, Inc. fee........  $ 20,600
New York Stock Exchange listing fee.........................  $150,000
Printing....................................................  $ 73,496
Accounting fees and expenses................................  $ 30,130
Legal fees and expenses.....................................  $360,000
Underwriter expense reimbursement...........................  $ 67,000
Marketing...................................................  $ 55,979
Miscellaneous...............................................  $      0
Total.......................................................  $150,000


---------------


(1) Estimated expenses based on a $201,000,000 offering.



(2) The Registrant's investment adviser has agreed to pay (i) all of the Fund's organizational expenses and (ii) all offering costs (other than the sales load, but including the $0.005 per common share partial reimbursement of expenses to underwriter) of common shares that exceed $0.03 per common share.



ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT



     None



ITEM 28.  NUMBER OF HOLDERS OF SECURITIES (AS OF JULY 22, 2003)



TITLE OF CLASS                                                NUMBER OF RECORD HOLDERS
--------------                                                ------------------------
Common Shares...............................................             1

ITEM 29.  INDEMNIFICATION



     Prior to its commencement of operations, Registrant will have obtained from a major insurance carrier a trustees and officers liability policy covering certain types of errors and omissions.



     Provisions for the indemnification of the Registrant's Trustees and officers are also contained in the Registrant's Declaration of Trust.



     Provisions for the indemnification of the Registrant's investment adviser is contained in the Investment Advisory Agreement.



     Provisions for the indemnification of the Registrant's investment sub-adviser is contained in the Investment Advisory Agreement.



     The Underwriting Agreement filed in response to Item 24(2)(h) contains provisions requiring indemnification of the Registrant's underwriters by the Registrant.



     Provisions for the indemnification of Investors Bank & Trust, the Registrant's Administrator, is contained in the Administration Agreement between Registrant and Evergreen Investment Services, Inc.



     Provisions for the indemnification of Investors Bank and Trust, the Registrant's transfer agent, are contained in the Transfer Agency and Service Agreement between Registrant and Investors Bank & Trust.



ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR



     Information regarding the directors and officers of the Investment Adviser and the Sub-Adviser are included in their Form ADV filed with the Commission (Commission File Nos. 801-42006, 801-61757, respectively) and are incorporated herewith by reference thereto.



ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS



     All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:



        Lehman Brothers Asset Management, Inc., 399 Park Avenue, New York, NY 10022.



        Lincoln Capital Fixed Income Management Company, LLC, 200 S. Wacker Drive, Suite 2100, Chicago, Illinois 60606.



        Investors Bank & Trust, 200 Clarendon Street, Boston, MA 02116.



ITEM 32.  MANAGEMENT SERVICES



     Not applicable.



ITEM 33.  UNDERTAKINGS



     (1)The Registrant undertakes to suspend the offering of its shares until it amends its Prospectus if: (1) subsequent to the effective date of this Registration Statement, the net asset value per share declines more than 10% from its net asset value per share as of the effective date of the Registration Statement; or (2) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.



     (2) Not Applicable.



     (3) Not Applicable.



     (4) Not Applicable.

     (5) Registrant hereby undertakes:



          (a) that for purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.



          (b) that for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therewith, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.



     (6)The Registrant hereby undertakes to send by first class mail or by other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of New York, in this State of New York, on the 24th day of July, 2003.



                                          LEHMAN BROTHERS/FIRST TRUST


                                            INCOME OPPORTUNITY FUND



                                          By:       /s/ JONATHAN MORRIS

                                            ------------------------------------

                                                      Jonathan Morris


                                                         Secretary



     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on the 24th day of July, 2003.



       /s/ BRADLEY TANK             /s/ MARGARET M. EISEN           /s/ EUGENE A. MATTHEWS
------------------------------  ------------------------------  ------------------------------
         Bradley Tank                 Margaret M. Eisen               Eugene A. Matthews
          President                        Trustee                         Trustee
(Principal Executive Officer)




       /s/ EDWARD GRIEB                                               /s/ GEORGE MORRISS
------------------------------  ------------------------------  ------------------------------
         Edward Grieb                     Scott Hall                    George Morriss
          Treasurer                        Trustee                         Trustee
   (Principal Financial and
     Accounting Officer)




     /s/ JAMES E. DALTON            /s/ MICHAEL M. KNETTER
------------------------------  ------------------------------
       James E. Dalton                Michael M. Knetter
           Trustee                         Trustee




    /s/ STEPHANIE E. DOLAN            /s/ KURT A. LOCHER
------------------------------  -----------------------------------------
      Stephanie E. Dolan                Kurt A. Locher
           Trustee                         Trustee

                                 EXHIBIT INDEX



EXHIBIT NO.                     DESCRIPTION OF EXHIBITS
-----------                     -----------------------
(h)(1)        Form of Underwriting Agreement
(h)(2)        Form of Underwriter Participation Agreement
(h)(3)        Form of Master Agreement Among Underwriters
(h)(4)        Form of Master Standard Dealer Agreement
(j)           Form of Custodian Agreement by and between Registrant and
              Investors Bank & Trust
(k)(1)        Form of Transfer Agency and Service Agreement between
              Registrant and Investors Bank & Trust Company
(k)(2)        Form of Administration Agreement between Registrant and
              Investors Bank & Trust Company
(k)(3)        Form of Servicing Agreement between Registrant and First
              Trust Portfolios, L.P.
(k)(4)        Form of Additional Compensation Agreement
(n)           Consent of Independent Auditors of the Fund Ernst & Young
              LLP
(p)           Form of Initial Capital Agreement